Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “****.

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

by and among

NUMEREX CORP.,

as Borrower,

various Guarantors from time to time party hereto,

various Purchasers from time to time party hereto,

and

HCP-FVF, LLC,

as Collateral Agent

Dated as of June 7, 2017

Article 1 DEFINITIONS		1

1.1	Definitions	1

1.2	Accounting Terms	21

Article 2 PURCHASE AND SALE OF THE NOTES		22

2.1	Purchase and Sale of the Notes	22

2.2	Fees Payable	22

2.3	Closing	23

Article 3 THE NOTES		23

3.1	Interest and Related Fees	23

3.2	Redemption of Notes	24

3.3	Manner of Payment	28

3.4	[Intentionally Omitted]	28

3.5	Taxes	28

3.6	Purchase Price Allocation	30

Article 4 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS		31

4.1	Representations and Warranties	31

4.2	Compliance with this Agreement	31

4.3	Certificates	31

4.4	Solvency	32

4.5	Financial Information	32

4.6	Documents	32

4.7	Purchase of Notes Permitted by Applicable Laws	32

4.8	Opinion of Counsel	32

4.9	Consents and Approvals	32

4.10	No Material Judgment or Order	32

4.11	Good Standing Certificates	33

4.12	No Litigation	33

4.13	Insurance Certificates	33

4.14	Fees, Etc	33

4.15	Collateral	33

4.16	Lien Searches	33

4.17	No Material Adverse Effect	33

4.18	Structure	34

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4.19	Subordinated Note	34

4.20	Quality of Earnings Report	34

Article 5 CONDITIONS TO THE OBLIGATIONS OF THE BORROWER		34

5.1	Representations and Warranties	34

5.2	Compliance with this Agreement	34

Article 6 REPRESENTATIONS AND WARRANTIES OF THE BORROWER		34

6.1	Existence and Power	34

6.2	Authorization; No Contravention	35

6.3	Governmental Authorization; Third Party Consents	35

6.4	Binding Effect	35

6.5	No Legal Bar	35

6.6	Litigation	36

6.7	Compliance with Laws	36

6.8	No Default or Breach	36

6.9	Title to Properties	36

6.10	Real Property	36

6.11	Taxes	37

6.12	Financial Condition; SEC Filings	37

6.13	Absence of Certain Changes or Events	38

6.14	Environmental Matters	38

6.15	Investment Company/Government Regulations	39

6.16	Subsidiaries	39

6.17	Capitalization	40

6.18	Private Offering	40

6.19	Broker’s, Finder’s or Similar Fees	40

6.20	Labor Relations	40

6.21	Employee Benefit Plans	41

6.22	Patents, Trademarks, Etc	42

6.23	Potential Conflicts of Interest	43

6.24	Trade Relations	43

6.25	Indebtedness	43

6.26	Material Contracts	43

6.27	Insurance	44

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6.28	Solvency	44

6.29	Licenses and Approvals	44

6.30	Change of Control and Similar Payments	44

6.31	OFAC; Anti-Terrorism; Patriot Act	45

6.32	Disclosure	45

6.33	Customers and Suppliers	45

6.34	Passive Foreign Investment Company	46

6.35	Absence of Certain Practices	46

6.36	Internal Controls	46

6.37	Accounts and Notes Receivable; Accounts and Notes Payable	46

Article 7 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS		47

7.1	Authorization; No Contravention	47

7.2	Binding Effect	47

7.3	No Legal Bar	47

7.4	Securities Laws	47

7.5	Governmental Authorization; Third Party Consent	49

7.6	Broker’s, Finder’s or Similar Fees	49

Article 8 AFFIRMATIVE COVENANTS		49

8.1	Delivery of Financial and Other Information	49

8.2	Use of Proceeds	52

8.3	Notice of Default or Material Adverse Effect	53

8.4	Conduct of Business	53

8.5	Taxes and Claims	53

8.6	Insurance	54

8.7	Compliance with Laws and Material Agreements	54

8.8	Maintenance of Properties	55

8.9	Audits and Inspection	55

8.10	Issue Taxes	55

8.11	Employee Benefit Plans	55

8.12	Environmental Covenants	56

8.13	Website Links	56

8.14	Further Assurances	56

8.15	Board Observation	56

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8.16	Intellectual Property	57

8.17	Replacement of Notes	58

8.18	Landlord and Bailee Agreements	58

8.19	Foreign Pension Plans and Benefit Plans	58

8.20	Post-Closing Obligations	58

Article 9 NEGATIVE COVENANTS		59

9.1	Distributions	59

9.2	Indebtedness	59

9.3	Mergers	60

9.4	Sales of Assets	61

9.5	Investments and Acquisitions	61

9.6	Liens	62

9.7	Capital Expenditures; Operating Leases	64

9.8	Licenses	64

9.9	Affiliates	64

9.10	Permitted Hedging Arrangements	64

9.11	Sale and Leaseback Transactions and Other Off-Balance Sheet Liabilities	65

9.12	Contingent Obligations	65

9.13	Subsidiaries	65

9.14	Real Property	65

9.15	Modifications of Charter Documents	66

9.16	Fiscal Year	66

9.17	Payments on Subordinated Note	66

9.18	Restrictive Agreements	66

9.19	Use of Purchasers’ Names	66

9.20	Financial Covenants	66

9.21	Management Fees; Board Fees	68

9.22	Deposit Accounts	68

9.23	Modifications of Subordinated Note	68

9.24	No Negative Pledges	68

9.25	Accounts Payable	69

9.26	Passive Foreign Investment Company	69

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Article 10 EVENTS OF DEFAULT		69

10.1	Events of Default	69

10.2	Acceleration	72

10.3	Set-Off	72

10.4	Suits for Enforcement	72

10.5	License	73

Article 11 INDEMNIFICATION		73

11.1	Indemnification	73

11.2	Procedure; Notification	74

Article 12 MISCELLANEOUS		74

12.1	Survival of Representations and Warranties	74

12.2	Notices	75

12.3	Successors and Assigns	76

12.4	Amendment and Waiver	77

12.5	Signatures; Counterparts	77

12.6	Headings	78

12.7	GOVERNING LAW	78

12.8	JURISDICTION, JURY TRIAL WAIVER, ETC.	78

12.9	Severability	79

12.10	Rules of Construction	79

12.11	Entire Agreement	79

12.12	Certain Expenses	79

12.13	Publicity	79

12.14	Further Assurances	80

12.15	No Strict Construction	80

12.16	Non-Public Information	80

12.17	Confidential Information	80

Article 13 COLLATERAL AGENT		81

13.1	Appointment of Agent; No Effect on Borrower’s Obligations	81

13.2	Powers and Duties	81

13.3	Collateral Matters	81

13.4	Actions with Respect to Defaults	83

13.5	Successor Collateral Agent	83

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SCHEDULES:

Schedule 1	Prohibited Transferees
Schedule 2.1	Allocations
Schedule 6.1	Jurisdictions of Organization and Qualification
Schedule 6.3	Consents and Approvals
Schedule 6.6	Litigation
Schedule 6.7	Investigations, Etc.
Schedule 6.9	Exceptions to Title, Etc.
Schedule 6.10	Real Property Owned and Leased
Schedule 6.11	Taxes
Schedule 6.12	Financial Condition and Liabilities; SEC Documents
Schedule 6.16	Subsidiaries
Schedule 6.17	Capitalization, Etc.
Schedule 6.19	Broker Fees, Etc.
Schedule 6.20	Employment Agreements, Employment Matters
Schedule 6.21	ERISA Plans
Schedule 6.22	Licenses, Etc. Related to Intellectual Property
Schedule 6.23	Conflicts of Interest
Schedule 6.25	Existing Indebtedness & Liens
Schedule 6.26	Material Contracts
Schedule 6.27	Insurance
Schedule 6.33	Customers & Suppliers
Schedule 6.35	Absence of Certain Practices
Schedule 6.36	Internal Controls
Schedule 6.37(a)	Accounts and Notes Receivable
Schedule 6.37(b)	Accounts and Notes Payable
Schedule 8.6	Minimum Insurance
Schedule 9.2	Existing Indebtedness
Schedule 9.5	Investments
Schedule 9.20(e)	Minimum Monthly Recurring Revenue
Schedule 9.24	Negative Pledges
Schedule 9.25	Accounts Payable and Receivable

EXHIBITS:

exhibit A	Form of Note
Exhibit B	Form of Certificate Regarding Non-Bank Status
Exhibit C	Form of Compliance Certificate

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NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT, dated as of June 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), by and among NUMEREX CORP., a Pennsylvania corporation (the “Borrower”), the Guarantors from time to time party hereto, the Purchasers from time to time party hereto, and HCP-FVF, LLC, a Delaware limited liability company (“Hale Capital”), as collateral agent for itself and the Purchasers party hereto (in such capacity and together with its successors and assigns, the “Collateral Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrower wishes to sell to the Purchasers, and the Purchasers wish to purchase on the terms and conditions set forth herein, senior secured promissory notes issued by the Borrower on the Closing Date in an aggregate original principal amount of $13,500,000, each substantially in the form of Exhibit A hereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, each a “Note” and collectively the “Notes”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Article 1

DEFINITIONS

1.1          Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Account Debtor” has the meaning given to that term in the UCC.

“Account or Accounts” has the meaning given to that term in the UCC.

“Acquisition” means any transaction or series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any Subsidiary, directly or indirectly, (a) acquires any going concern business or all (or substantially all) of the assets of any firm, corporation, limited liability company or other entity, or division thereof, whether through purchase of assets, merger or otherwise or (b) acquires at least a majority (in number of votes) of the securities of an entity which have ordinary voting power for the election of directors or managers or a majority (by percentage or voting power) of the outstanding Capital Stock of any other Person.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise; provided that in no event shall any Purchaser or the Collateral Agent and the Borrower be deemed to be “Affiliates” of one another.

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“Agreement” has the meaning given to that term in the introductory paragraph.

“Anti-Terrorism Laws” has the meaning given to that term in Section 6.31(b).

“Anti-Terrorism Order” has the meaning given to that term in Section 6.31(b).

“Applicable Insolvency Laws” means all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 544, 547, 548 and 550 and other “avoidance” provisions of Title 11 of the Code, as amended or supplemented).

“Applicable Law” shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, document or contract in question, including all applicable common law and equitable principles, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Authority, and all orders, judgments and decrees of all courts and arbitrators.

“Applicable Rate” means the Prime Rate plus seven percent (7%) per annum.

“Approved Distributors” means Honeywell International acting through the ADI distribution business, Security Equipment Supply, Inc. and Tri-ED Distribution.

“Approved Fund” means (i) any Person (other than a natural person) engaged in making, purchasing, holding, or investing in commercial loans and similar extensions of credit and that is advised, administered, or managed by a Purchaser, an Affiliate of a Purchaser (or an entity or an Affiliate of an entity that administers, advises or manages a Purchaser); (ii) with respect to any Purchaser that is an investment fund, any other investment fund that invests in loans and that is advised, administered or managed by the same investment advisor as such Purchaser or by an Affiliate of such investment advisor; and (iii) any third party which provides “warehouse financing” to a Person described in the preceding clause (i) or (ii) (and any Person described in said clause (i) or (ii) shall also be deemed an Approved Fund with respect to such third party providing such warehouse financing).

“Board” has the meaning set forth in Section 8.15.

“Borrower” has the meaning given to that term in the introductory paragraph.

“Business Combination” has the meaning set forth in the definition of “Change of Control” below.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York are authorized or required by law or executive order to close.

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“Capital Expenditure” means any expenditure (whether paid in cash or accrued as a liability) for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a balance sheet prepared in accordance with GAAP, including the cost of assets acquired pursuant to Capital Leases and payments in respect of Capital Lease Obligations, but excluding (a) all Capitalized Software Costs, (b) expenditures of insurance proceeds to rebuild or replace any capital or fixed asset after a casualty loss, (c) leasehold improvement expenditures for which the Person is reimbursed promptly by the lessor, and (d) expenditures made in connection with any Investment permitted pursuant to Section 9.5.

“Capital Lease” of a Person means any lease of Property by such Person as lessee which would be classified as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.

“Capital Lease Obligations” of any Person means all obligations (including sales tax obligations) of such Person under Capital Leases.

“Capitalized Software Costs” means all costs for the development of software that are appropriately capitalized in accordance with GAAP.

“Capital Stock” means (a) any capital stock, partnership, membership, limited liability company, joint venture or other ownership or equity interest or other equivalent, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, whether certificated or uncertificated, and however designated), and (b) any option, warrant, security, appreciation right, profits interests or other right (including Indebtedness securities or other evidence of Indebtedness) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any capital stock, partnership, membership, limited liability company, joint venture or other ownership or equity interest, participation or security described in clause (a) above.

“Cash Equivalent Investments” means (a) short-term obligations of, or fully guaranteed by, the United States, (b) commercial paper rated A-1 or better by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (or any successor thereto) or P-1 or better by Moody’s Investors Service, Inc. (or any successor thereto) with a duration of not more than nine (9) months, (c) demand deposit accounts maintained in the ordinary course of business, and (d) certificates of deposit issued by, and time deposits with, commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.

“Certificate Regarding Non-Bank Status” means a certificate in the form attached hereto as Exhibit B.

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“Certification” has the meaning set forth in Section 6.12(b).

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law) , in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

“Change of Control” means the occurrence of any of the following:

(a)          The acquisition by any Person or any group of Persons of record or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of (i) the Capital Stock of the Borrower (as determined on a fully-diluted basis) or (ii) the combined voting power of the then-outstanding voting securities of the Borrower (the “Outstanding Company Voting Securities”);

(b)          Consummation by the Borrower or any of its Subsidiaries of a merger, consolidation, combination, reorganization, or sale of Capital Stock, whether in one or a series of related transactions (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of the then outstanding shares of voting Capital Stock of the purchasing or surviving entity in such Business Combination, in substantially the same proportions as its ownership immediately prior to such Business Combination, of the Outstanding Company Voting Securities and (ii) at least a majority of the members of the board of directors (or equivalent governing body) of the purchasing or surviving entity in such Business Combination were members of the Borrower’s or such Subsidiary’s board of directors (or equivalent governing body) at the time of the execution of the initial agreement, or of the action of the Borrower’s or such Subsidiary’s board of directors (or equivalent governing body), providing for such Business Combination;

(c)          A sale, assignment, lease, conveyance, exchange, transfer, sale-leaseback or other Disposition of more than 50% of the assets of the Borrower or any Guarantor, whether in one or a series of related transactions (excluding normal inventory sales and financing arrangements associated with inventory or receivables);

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(d)          The Borrower ceases to own and control, directly or indirectly, free and clear of all Liens (other than in favor of the Purchasers) 100% of the Capital Stock of each Guarantor (other than directors’ qualifying shares, as may be required by law, and other than as a result of a Disposition permitted by Section 9.4);

(e)          Approval by the board of directors (or equivalent governing body) of the Borrower or any Guarantor of:

(i)          a liquidation or dissolution of the Borrower or any Guarantor;

(ii)          an exchange of the Capital Stock of the Borrower for the Capital Stock of any other Person or Persons;

(iii)          the sale or Disposition of all or substantially all of the assets of the Borrower or any Guarantor; or

(iv)          the merger of consolidation of the Borrower with or into another Person unless permitted by Section 9.3; or

(f)          During any period of twelve (12) consecutive months, a majority of the members of the Board of the Borrower cease to be composed of individuals (i) who were members of such Board on the first (1st) day of such period, (ii) whose election or nomination to such Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of such Board or (iii) whose election or nomination to such Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of such Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any Person or group other than a solicitation for the election of one or more directors by or on behalf of such Board).

“Charter Documents” means the articles or certificate of incorporation or formation (as applicable), the bylaws or operating or limited liability company agreement (as applicable), and other similar organizational and governing documents of any Person, as amended, restated, supplemented or otherwise modified from time to time.

“Closing” has the meaning given to that term in Section 2.3.

“Closing Date” has the meaning given to that term in Section 2.3.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Agent” has the meaning given to it in the introductory paragraph of this Agreement.

“Collateral Access Agreement” has the meaning assigned thereto in the Guaranty and Collateral Agreement.

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“Collateral Documents” means the Guaranty and Collateral Agreement, the Collateral Access Agreements, the Deposit Account Control Agreements, and each other agreement or writing pursuant to which the Borrower or any Subsidiary purports to pledge or grant a security interest in any property or assets securing the Obligations or any of such Borrower or Subsidiary purports to guarantee the payment and/or performance of the Obligations, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Compliance Certificate” means a Compliance Certificate in the form attached hereto as Exhibit C.

“Contingent Obligation” of a Person means any contingent obligation calculated in conformity with GAAP, and in any event shall include any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take or pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

“Contractual Obligations” means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such Person is a party or by which it or any of such Person’s property is bound.

“CWA” has the meaning set forth in the definition of “Environmental Laws.”

“Default” means any event or condition which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning given to that term in Section 3.1(b).

“Deposit Account Control Agreement” means each Deposit Account Control Agreement among any Loan Party, the Collateral Agent and the applicable depository bank, as amended, restated, modified, or supplemented from time to time.

“Disposition” has the meaning given to that term in Section 9.4.

“Distributions” by a Person means (a) the declaration or payment of dividends or other distributions (whether in cash, securities or other property or assets) on any now or hereafter outstanding Capital Stock of such Person; (b) any payment (whether in cash, securities or other property or assets) on account of the redemption, repurchase, defeasance, sinking fund or other retirement or acquisition of such Capital Stock or of warrants, rights or other options to purchase such Capital Stock made either directly or indirectly; (c) any loans or advances (other than salaries or advances to, or reimbursement of, directors or employees for travel, entertainment, relocation or other business expenses in the ordinary course of business), to any stockholder(s), partner(s) or member(s) of such Person; (d) any payment or prepayment of principal or premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to any Indebtedness that is subordinated to the Obligations; and (e) setting aside funds for any of the foregoing.

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“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security or other equity interests into which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Capital Stock which are not otherwise Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, (b) is redeemable or subject to mandatory repurchase, in either case, at the option of the holder thereof (other than solely for equity interests which are not otherwise Disqualified Capital Stock), in whole or in part, (c) provides for scheduled payments, dividends or distributions in cash or (d) is or becomes convertible into or exchangeable or exercisable for indebtedness or any other equity interests that would constitute Disqualified Capital Stock, in each case, prior to the date that is ninety one (91) days after the Maturity Date.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any state of the United States or the District of Columbia.

“EBITDA” means, for any period in question, the sum of (a) Net Income for such period plus (b) to the extent deducted in determining such Net Income, the sum, without duplication, of (i) Interest Expense during such period, (ii) all federal, state, local and/or foreign income taxes payable by the Borrower and its Subsidiaries during such period, (iii) depreciation expenses of the Borrower and its Subsidiaries during such period, (iv) amortization expenses of the Borrower and its Subsidiaries during such period, (v) non-recurring transaction fees and expenses arising from the Transactions on or prior to the Closing Date and paid within sixty (60) days of the Closing Date in an amount not to exceed $575,000, (vi) prepayment fees in connection with the repayment of the Borrower’s existing term loan facility in an amount not to exceed $340,000, (vii) cash severance paid during the second Fiscal Quarter of 2017 in an amount not to exceed $100,000, (viii) the non-cash write-off of loss and commission during the second Fiscal Quarter of 2017 relating to the sublease of the Borrower’s Dallas, Texas leased office space in an amount not to exceed $135,000; (ix) non-cash equity-based compensation in an aggregate amount not to exceed $2,750,000; and (x) any extraordinary, non-recurring and/or non-cash losses and expenses incurred during such period as may be agreed in writing by the Required Purchasers in their sole discretion, minus (c) any extraordinary, non-recurring and/or non-cash gains or income during such period as may be agreed in writing by the Required Purchasers in their sole discretion, all determined on a consolidated basis and in accordance with GAAP.

“Eligible Account” means those Accounts consisting of trade receivables created by each Loan Party in the ordinary course of its business, that arise out of such Loan Party’s goods shipped or rendition of services, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, credits and unapplied cash. Eligible Accounts shall not include the following:

(a)          Accounts that the Account Debtor has failed to pay within 90 days of stated due date and Accounts specifically reserved for by the Loan Parties;

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(b)          Accounts with payment terms greater than 90 days from original invoice date; provided that the Accounts of Approved Distributors may have payment terms greater than 90 days from the original invoice date and such Accounts shall be considered to be Eligible Accounts so long as they otherwise would be Eligible Accounts;

(c)          Accounts owed by an Account Debtor (or its Affiliates) where any Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above (if past due amounts are greater than 10% of the Account Debtor’s Account balance) or clauses (h) or (o) below;

(d)          Accounts with respect to which the Account Debtor is an Affiliate of the Borrower or an employee of the Borrower;

(e)          Accounts that are not payable in Dollars or Canadian Dollars (provided that such Accounts that are payable in Canadian Dollars shall not constitute more than $500,000 of Eligible Accounts);

(f)          Accounts with respect to which the Account Debtor (i) does not maintain its principal place of business in the United States or Canada, (ii) is not organized in the United States or Canada or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof;

(g)          Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which such Borrower has complied, to the reasonable satisfaction of the Purchaser, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States;

(h)          That portion of Accounts with respect to which the Account Debtor is a creditor of such Borrower, has or has asserted a right of setoff, forensic investigation, or has disputed its obligation to pay all or any portion of the Account;

(i)          That portion of Accounts which reflect a reasonable reserve for warranty claims or returns or amounts which are owed to Account Debtors, including those for rebates, allowances, prepayment discounts or other deductions;

(j)          Accounts (i) owing by a single Account Debtor or group of Affiliated Account Debtors whose total obligations owing to Borrowers exceed twenty five (25%) percent of the aggregate amount of all otherwise Eligible Accounts;

(k)          Accounts with respect to which the Account Debtor, to the knowledge of any Loan Party or the Collateral Agent, is subject to an insolvency or bankruptcy proceeding or any dissolution or liquidation proceeding, is not solvent, has gone out of business, or as to which such Borrower has received notice of an imminent insolvency or bankruptcy proceeding or any dissolution or liquidation or a material impairment of the financial condition of such Account Debtor;

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(l)           Accounts representing credit card sales or “C.O.D.” sales;

(m)         Accounts that are not subject to a valid and perfected first priority Lien by the Collateral Agent or that are subject to any other Lien, unless such other Lien is a Permitted Lien and the holder of such Permitted Lien has entered into an intercreditor agreement with the Purchasers reasonably acceptable to the Purchasers;

(n)          Accounts that consist of progress billings (such that the obligation of the Account Debtors with respect to such Accounts is conditioned upon such Loan Party’s satisfactory completion of any further performance under the agreement giving rise thereto) or retainage invoices;

(o)          that portion of Accounts which represent finance charges, service charges, sales taxes or excise taxes;

(p)          that portion of Accounts which has been restructured, extended, amended or otherwise modified;

(q)          Accounts which have not been invoiced or not invoiced in accordance with the material terms of the relevant agreement;

(r)          Accounts which do not have binding documentary evidence of an underlying transaction with an end user in the event that the transaction giving rise to the Account involves a distributor, partner or other reseller;

(s)          Accounts the balance of which is less than $500; and

(t)          Accounts or that portion of Accounts otherwise deemed ineligible and not covered by clauses (a) through (s) above by the Collateral Agent in its reasonable discretion exercising reasonable credit judgment.

Any Accounts which are not Eligible Accounts shall nonetheless constitute Collateral.

“Eligible Accounts Adjustment” means the total amount owed to Borrower with respect to the Accounts of Sentinel Offender Services, LLC (“Sentinel”) solely to the extent that (i) Sentinel is current on its payment obligations under the Sentinel Settlement Agreement in an amount not to exceed the lesser of $1,541,143 and the amount currently outstanding under the Sentinel Settlement Agreement and (ii) the Sentinel Settlement Agreement has not been amended.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, Licenses, concessions, grants, franchises, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water, air or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq. (“CWA”), the Solid Waste Disposal Act (as amended by the Resource Conservation and Recovery Act), 42 U.S.C. § 6901 et seq. (“RCRA”), and CERCLA.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means a corporation that is or was a member of a controlled group of corporations with the Borrower within the meaning of Section 4001(a) or (b) of ERISA or Section 414(b) of the Code, a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) that is under common control with the Borrower within the meaning of Section 414(m) of the Code, or a trade or business which together with the Borrower is treated as a single employer under Section 414(o) of the Code.

“Event of Default” has the meaning given to that term in Section 10.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

“Excluded Account” has the meaning assigned thereto in the Guaranty and Collateral Agreement.

“Excluded Taxes” shall mean, with respect to any Purchaser, or any other recipient of any payment to be made by or on account of any Obligations, (a) Taxes imposed on or measured by its Net Income (however denominated), and franchise Taxes imposed on it (in lieu of Net Income taxes), (i) by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office or applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction in which the applicable Purchaser is located, (c) in the case of a Foreign Purchaser, any withholding Tax that is imposed on amounts payable to such Foreign Purchaser pursuant to a law in effect at the time such Foreign Purchaser becomes a party hereto (or designates a new lending office), except to the extent that such Foreign Purchaser (or its assignor or seller of a participation, if any) was entitled, at the time of designation of a new lending office (or assignment or sale of a participation), to receive additional amounts from Borrower with respect to such withholding Tax pursuant to Section 3.5(a), (d) Taxes resulting from the failure to comply with Section 3.5(e), or (e) any U.S. federal withholding Taxes imposed under FATCA.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations promulgated thereunder or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreements with respect thereto and any fiscal or regulatory legislation, rules, practices, or laws adopted pursuant to such intergovernmental agreements.

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“Fee Letter” means that certain Fee Letter, dated as of June 7, 2017, between the Collateral Agent and the Borrower, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Financial Statements” has the meaning given to that term in Section 6.12.

“Fiscal Quarter” means a fiscal quarter of the Borrower and its Subsidiaries, ending on March 31, June 30, September 30, and December 31 of each year.

“Fiscal Year” means a fiscal year of the Borrower and its Subsidiaries, ending on December 31 of each year.

“Foreign Benefit Plan” means each material plan, fund, program or policy established under the law of a jurisdiction other than the United States (or a state or local government thereof), whether formal or informal, funded or unfunded, insured or uninsured, providing employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement or savings benefits, under which one or more of the Loan Parties or their Subsidiaries have any liability with respect to any employee or former employee, but excluding any Foreign Pension Plan.

“Foreign Pension Plan” means a pension plan required to be registered under the law of a jurisdiction other than the United States (or a state or local government thereof), that is maintained or contributed to by one or more of the Loan Parties or their Subsidiaries for their employees or former employees.

“Foreign Purchaser” shall mean any Purchaser that is organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof, and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in effect within the United States from time to time, consistently applied. If there are any changes to GAAP during the term of this Agreement, the parties shall continue to determine compliance with the financial covenants, and make all other financial determinations hereunder, without giving effect to any such changes until such time that the parties hereto can agree to amend the financial covenants and other provisions requiring financial determinations hereunder to take into account the effect of such changes to GAAP in a mutually acceptable manner.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, regulation or compliance, including, without limitation, any federal, state or local public utility commission, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

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“Guarantor” or “Guarantors” means each Person that guarantees all or any portion of the Obligations. Each of the Domestic Subsidiaries of the Borrower on the Closing Date and each other Domestic Subsidiary of the Borrower required to guarantee all or any portion of the Obligations after the Closing Date shall be a Guarantor.

“Guaranty and Collateral Agreement” means that certain Guaranty and Collateral Agreement, dated as of the Closing Date, made by the Loan Parties in favor of the Collateral Agent, as amended, restated, modified, or supplemented from time to time.

“Hazardous Materials” means (a) any “hazardous substance”, as defined by CERCLA, (b) any “hazardous waste”, as defined by RCRA, (c) any petroleum product, (d) any “pollutant,” as defined by the CWA, or (e) contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other Environmental Law.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“Hedging Agreement” means any rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging agreement.

“Indebtedness” means, with respect to any Person, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade and not outstanding more than 90 days past the date of invoice), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by bonds, debentures, notes, acceptances, or other similar instruments, (e) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (f) Capital Lease Obligations and obligations created or arising under any conditional sale or other title retention agreement, (g) Contingent Obligations, (h) net obligations under or relating to Hedging Agreements, (i) Off-Balance Sheet Liabilities, (j) attributable indebtedness related to Sale and Leaseback Transactions, (k) the aggregate undrawn face amount of all letters of credit issued for the account and/or upon the application of such Person together with all unreimbursed drawings with respect thereto, (l) any obligation to repurchase or redeem Disqualified Capital Stock of such Person other than at the sole option of such Person, (m) “earnouts” and similar payment obligations of such Person to the extent such obligations become fixed or are considered liabilities under GAAP, (n) all Indebtedness of others guaranteed by such Person, and (l) any other obligation for borrowed money or other financial accommodation which, in accordance with GAAP, would be shown as a liability on the balance sheet of such Person. The amount of Indebtedness under any Hedging Agreement on any date shall be deemed to be the swap termination value thereof as of such date.

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“Indemnified Party” has the meaning given to that term in Section 11.1.

“Indemnified Taxes” shall mean (a) any Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Note Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Intellectual Property” means all intellectual and similar property of a Person, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases.

“Intellectual Property License” has the meaning assigned thereto in the Guaranty and Collateral Agreement.

“Intellectual Property Security Agreement” means a collateral assignment or security agreement pursuant to which the Borrower or any of its Subsidiaries assigns or grants a security interest in its interests in Intellectual Property to the Collateral Agent, as security for the Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Interest Expense” means, for any period, the net interest expense of the Borrower and its Subsidiaries for the period in question, determined on a consolidated basis and in accordance with GAAP (including, without limitation, all commissions, discounts and/or related amortization and other fees and charges owed by the Borrower and its Subsidiaries with respect to letters of credit or bankers’ acceptances, the net costs associated with any Hedging Agreement of the Borrower and its Subsidiaries, capitalized interest expense, the interest portion of Capital Lease Obligations and the interest portion of any deferred payment obligation).

“Interest Payment Date” has the meaning given to that term in Section 3.1(c).

“Inventory” means all of the “inventory” (as that term is defined in the UCC) of the Borrower and its Subsidiaries, whether now existing or hereafter acquired or created.

“Investment” means any direct or indirect purchase, acquisition or other investment (including, without limitation, any loan or advance or capital contribution) in or to any Person, whether payment therefor is made in cash or Capital Stock or otherwise, and whether such investment is by acquisition of Capital Stock or Indebtedness, or by loan, advance, transfer of property out of the ordinary course of business, capital contribution, equity or profit sharing interest, extension of credit on terms other than those normal in the ordinary course of business or otherwise. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for decreases in value, or write downs or write offs with respect to such Investment.

“IP Rights” has the meaning given to that term in Section 6.22.

“IRS” means the United States Internal Revenue Service.

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“Knowledge of the Borrower” or “Knowledge of a Loan Party”, or any similar phrases, means the actual knowledge of any director or executive officer of the Borrower or such Loan Party, as applicable, or knowledge that such person would have reasonably obtained in the performance of such person’s duties as a director or executive officer of the Borrower or such Loan Party, as applicable.

“Liabilities” has the meaning given to that term in Section 11.1.

“Licenses” means all licenses, permits, authorizations, determinations, and registrations issued by any Governmental Authority to the Borrower or any Subsidiary in connection with the conduct of its business.

“Lien” means any lien (statutory or otherwise), security interest, mortgage, pledge, hypothecation, deed of trust, assignment, deposit arrangement, encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capital Lease, or other title retention agreement (and any lease in the nature thereof)) and any agreement to give any of the foregoing.

“Loan Party” means the Borrower and each Guarantor.

“Material Adverse Effect” means individually or in the aggregate (a) a material adverse effect on the assets, business, properties, results of operations, financial condition, or prospects of the Borrower and its Subsidiaries (taken as a whole), (b) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Borrower or any of its Subsidiaries of any Note Document, (ii) a significant portion of the Collateral or the validity, perfection or priority of the Collateral Agent’s Liens on a significant portion of the Collateral or (iii) the rights, remedies and benefits (taken as a whole) available to, or conferred upon, the Collateral Agent or any Purchaser under any Note Document, or (c) a material adverse effect on the ability of the Borrower or any of its Subsidiaries to perform its obligations under any Note Document.

“Material Contract” means any contract, agreement, instrument, permit, lease or License of the Borrower or its Subsidiaries (other than this Agreement and the Note Documents) (i) as to which the termination thereof could reasonably be expected to result in a Material Adverse Effect, (ii) as to which the failure to comply with, or loss of such contract could reasonably be expected to decrease revenue of the Borrower and its Subsidiaries for the most recently ended twelve (12) month period as of the date of determination by more than 10%, (iii) involving a commitment to pay an amount, by any Loan Party or any of its Subsidiaries in excess of $1,000,000 in any twelve-month period following the Closing Date (whether or not in the ordinary course of business) or where any Loan Party or any of its Subsidiaries actually paid in excess of $1,000,000 during the twelve month period preceding the Closing Date; (iv) for a partnership or a joint venture or for the acquisition, sale or lease of any assets or Capital Stock of any Loan Party, its Subsidiaries or any other Person or involving a sharing of profits; (v) that is a mortgage, pledge, hypothecation, conditional sales contract, security agreement, factoring agreement or other similar Contractual Obligation with respect to any tangible and/or intangible personal property of any Loan Party or its Subsidiaries (other than in connection with trade payables incurred in the ordinary course of business); (vi) that is a loan agreement, credit agreement, promissory note, guarantee, subordination agreement, letter of credit or any other similar type of Contractual Obligation (other than this Agreement and the Note Documents or in connection with trade payables incurred in the ordinary course of business); (vii) with any Governmental Authority other than in the ordinary course of business; (viii) which contains any provision that may terminate such contract or require payments to be made by any Loan Party or any of its Subsidiaries upon or following a “change of control”, if such termination or payment under such Contractual Obligation could individually or in the aggregate have a Material Adverse Effect; (ix) with respect to Hazardous Materials Activity; or (x) that is a material binding commitment or agreement to enter into any of the foregoing types of agreements.

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“Maturity Date” has the meaning given to that term in Section 3.2(a).

“Maximum Rate” has the meaning given to that term in Section 3.1(d).

“Minimum Liquidity” means unrestricted cash and Cash Equivalents recorded on the balance sheet of the Loan Parties (in each case, to the extent subject to a first priority perfected security interest in favor of the Collateral Agent arising under a control agreement in favor of the Collateral Agent, but excluding any cash or Cash Equivalents subject to Liens permitted by Section 9.6(m)).

“Minimum Total Liquidity” means Minimum Liquidity plus Eligible Accounts plus the Eligible Accounts Adjustment; provided that the Eligible Accounts Adjustment shall not be included in the calculation of Minimum Total Liquidity at any time after March 25, 2018.

“Monthly Recurring Revenue” means, with respect to any month, the average amount of monthly revenue for the trailing three month period derived from subscription and support revenues, as reflected on the Borrower’s and its Subsidiaries’ financial statements (provided that revenue generated from professional services cannot be greater than 5% of Monthly Recurring Revenue for purposes of compliance with Section 9.20(e)).

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code.

“Net Cash Proceeds” means, with respect to:

(a)          any voluntary or involuntary sale or Disposition (other than a casualty loss or a sale or Disposition permitted under Section 9.4), the cash proceeds received (directly or indirectly) from time to time in respect thereof, including any cash received in respect of any non-cash proceeds (including, without limitation, the monetization of notes receivables), but only as and when received;

(b)          a casualty loss, insurance proceeds, proceeds of a condemnation award or other compensation payments, in each case net of all reasonable fees and out-of-pocket expenses (including appraisals, and brokerage, legal, advisory, banking, title and recording tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates) in connection with such event; or

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(c)          the issuance of any Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) in connection with such issuance, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by the applicable Loan Party in connection with such issuance and (ii) Taxes paid or payable to any taxing authorities by such Loan Party in connection with such issuance, in each case to the extent, but only to the extent, that the amounts so deducted are actually paid or payable to a Person that is not an Affiliate of such Loan Party, and are properly attributable to such transaction.

“Net Income” means the net income (or loss) of the Borrower and its Subsidiaries for the period in question, determined on a consolidated basis and in accordance with GAAP.

“Note Documents” means this Agreement, the Notes, the Collateral Documents, the Fee Letter, the Warrant, and each other agreement, document, form or certificate delivered pursuant to this Agreement or any other Note Document, in each case, as amended, restated, modified or supplemented from time to time.

“Note” or “Notes” has the meaning set forth in the Statement of Purpose and shall include any Note issued under this Agreement, including, without limitation, any Note issued pursuant to Section 2.1.

“Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Notes, and (b) the Prepayment Fee and all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by Borrower and each of its Subsidiaries to the Purchasers or the Collateral Agent under any Note Document of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against the Borrower or any Subsidiary thereof of any proceeding under any federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Observer” shall have the meaning set forth in Section 8.15.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any liability under any Sale and Leaseback Transaction which is not a Capital Lease, (c) any liability under any so-called “synthetic lease” transaction entered into by such Person, or (d) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person.

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“Other Connection Taxes” shall mean any Taxes imposed as a result of a former or present connection between the recipient of a payment hereunder and the jurisdiction imposing such Taxes (other than a connection arising from executing, delivering, becoming a party to, the performance of an obligation under, receiving payments under, perfecting a security interest under, or engaging in any other transaction pursuant to, or enforcing, this Agreement or selling or assigning any interest in the Notes).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any Note Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any Note Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment in accordance with the terms hereof.

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change of Control”.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.

“Pension Plan” has the meaning given to that term in Section 6.21(b).

“Permitted Liens” has the meaning given to that term in Section 9.6.

“Person” means any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Plans” has the meaning given to that term in Section 6.21(a).

“Prepayment Date” has the meaning given to that term in Section 3.2(b).

“Prepayment Fee” means an amount determined by multiplying the percentage set forth below corresponding to the date on which the prepayment is, or is required to be, made by the amount of such prepayment (including any prepayment of deferred interest accruing on the Notes):

Periods of Prepayment	Percentage

Closing Date to June 7, 2019	5%

June 8, 2019 to June 7, 2020	3%

June 8, 2020 to the Maturity Date	1%

“Prepayment Fee Trigger Event” means

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(a)          any prepayment, redemption or repurchase by any Loan Party of all, or any part, of the principal balance of the Notes for any reason whether in whole or in part, and whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any case or other proceeding by any Loan Party seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Applicable Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or such Loan Party shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or such Loan Party shall make a general assignment for the benefit of creditors, or formally admits in writing its inability or shall fail generally to pay its debts as they become due, or such Loan Party shall take any corporate action to authorize any of the foregoing (any of the forgoing items set forth in this clause (ii), an “Insolvency Proceeding”), and notwithstanding any acceleration (for any reason) of the Obligations; provided that any payment required to be made pursuant to Section 3.2(a) shall not constitute a Prepayment Fee Trigger Event;

(b)          the acceleration of the Obligations for any reason, including, but not limited to, acceleration in accordance with Section 10.1(f) or (g), including without limitation as a result of the commencement of an Insolvency Proceeding;

(c)          the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to the Collateral Agent, for the account of the Purchasers in full or partial satisfaction of the Obligations; or

(d)          the termination of this Agreement for any reason.

For purposes of the definition of the term Prepayment Fee, if a Prepayment Fee Trigger Event occurs under clauses (a)(ii), (b), (c) or (d) above, the entire outstanding principal amount of the Term Loan shall be deemed to have been prepaid on the date on which such Prepayment Fee Trigger Event occurs.

“Prime Rate” means, for any day, the greater of (i) the rate of interest in effect for such day equal to the prime rate in the United States as reported from time to time in The Wall Street Journal (or other authoritative source selected by the Collateral Agent in its sole discretion), or as Prime Rate is otherwise determined by the Collateral Agent in its sole and absolute discretion and (ii) 4.00%. The Collateral Agent’s determination of the Prime Rate shall be conclusive, absent manifest error. Any change in such rate of interest shall take effect at the opening of business on the day of such change. In the event The Wall Street Journal (or such other authoritative source) publishes a range of “prime rates”, the Prime Rate shall be the highest of the “prime rates”.

“Prohibited Transferee” shall mean any company that is a direct competitor of Borrower or any of its Subsidiaries, and any Person listed on Schedule 1 attached to this Agreement.

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“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased, or operated by such Person.

“Public Purchaser” has the meaning given to that term in Section 8.1.

“Purchase Price” has the meaning given to that term in Section 2.1.

“Purchaser” and “Purchasers” means HCP-FVF, LLC, a Delaware limited liability company and shall include its successors and assigns hereunder or under the Notes.

“RCRA” has the meaning set forth in the definition of “Environmental Laws.”

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Purchasers” means the Purchasers holding more than 50% of the aggregate outstanding principal balance of the Notes.

“Requirements of Law” means as to any Person, provisions of the Charter Documents of such Person, or any law, treaty, code, rule, regulation, right, privilege, qualification, License or franchise, or any determination of an arbitrator or a court or other Governmental Authority, in each case applicable to such Person or any of such Person’s property or to which such Person or any of such Person’s property is subject or pertaining to any or all of the Transactions or other transactions contemplated or referred to in the Note Documents.

“Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

“Sanctioned Entity” means (a) an agency of the government of, (b) an organization directly or indirectly controlled by, or (c) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.

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“Sanctioned Person” means a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time.

“SEC” means the United States Securities and Exchange Commission or any other governmental authority then having jurisdiction to enforce the Securities Act and/or the Exchange Act, as applicable.

“SEC Documents” has the meaning set forth in Section 6.12(b).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

“Sentinel Settlement Agreement” means that certain Settlement and Release Agreement dated as of December 30, 2016, by and between the Borrower and Sentinel Offender Services, LLC.

“Single Employer Plan” means a Plan maintained by the Borrower, its Subsidiaries or any member of a controlled group of corporations with the Borrower, within the meaning of Section 4001(a) or (b) of ERISA or Section 414(b) of the Code, for employees of the Borrower, any of its Subsidiaries or any of its respective ERISA Affiliates.

“Solvent” means, with respect to any Person that (a) the fair value of the assets and the property of such Person exceeds the fair value of the aggregate liabilities (including contingent and unliquidated liabilities) of such Person, (b) after giving effect to the transactions contemplated by this Agreement and the other Note Documents, such Person will not be left with unreasonably small capital, and (c) after giving effect to the transactions contemplated by this Agreement and the other Note Documents, such Person is able to both service and pay its liabilities as they mature. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that is likely to become an actual or matured liability.

“Subordinated Note” means that certain Amended and Restated Senior Subordinated Promissory Note dated as of the date hereof in the stated principal amount of $5,000,000 among Kenneth Rainin Foundation, a California corporation, as Holder (as defined therein), and the Borrower, as Borrower (as defined therein), as amended or otherwise modified from time to time in accordance with the terms thereof.

“Subordinated Note Obligations” means all of the indebtedness, obligations and liabilities evidenced by or related to or arising in connection with the Subordinated Note.

“Subsidiary” means, with respect to any Person, a corporation or other entity of which more than fifty percent (50%) of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

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“Tax” means any present or future United States federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code §59A), customs duties, capital stock, franchise profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on-minimum, estimated, or other taxes, levies, assessments, fees or other charges imposed by any Governmental Authority, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Transactions” means the issuance of the Notes hereunder.

“UCC” has the meaning set forth in the Guaranty and Collateral Agreement.

“Unfunded Liabilities” means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using actuarial assumptions used in determining the Plans’ normal cost for purposes of Section 412(b)(2)(A) of the Code. In each case, the foregoing determination shall be made as of the most recent date prior to the filing of said annual report as of which such actuarial present value of accumulated Plan benefits is determined.

“Warrant” means that certain Warrant, dated as of the date hereof, by the Borrower issued to HCP-FVF, LLC, as amended or modified from time to time in accordance with the terms thereof.

“Wholly-owned” means, with respect to a Subsidiary, that all of the Capital Stock of such Subsidiary is, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly-owned Subsidiaries.

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1.2          Accounting Terms. All accounting terms used herein and not expressly defined in this Agreement shall have the respective meanings given to them in conformance with GAAP. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP, consistently applied, to the extent applicable, except as otherwise expressly provided in this Agreement. If any changes in accounting principles from those in effect on the date hereof are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions by or are otherwise required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree upon the request of any Loan Party or Purchaser to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating financial condition and results of operations of the Borrower and its Subsidiaries shall be the same after such changes as if such changes had not been made; provided that until any such amendments have been agreed upon by the Required Purchasers, the provisions in this Agreement shall be calculated as if no such changes in accounting principles had occurred. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party at “fair value.” Notwithstanding any accounting change after the Closing Date that would require lease obligations that would be treated as operating leases as of the Closing Date to be classified and accounted for as capital leases or otherwise reflected on the Borrower’s and its Subsidiaries’ consolidated balance sheet, for the purposes of determining compliance with any covenant contained herein, such obligations shall be treated in the same manner as operating leases are treated as of the Closing Date.

Article 2

PURCHASE AND SALE OF THE NOTES

2.1          Purchase and Sale of the Notes. Subject to the terms and conditions herein set forth, on the Closing Date, the Borrower will issue and sell to the Purchasers, and the Purchasers severally and not jointly will acquire from the Borrower, on the Closing Date, the Notes in an aggregate principal amount (and for an aggregate purchase price) of $13,500,000 (the “Purchase Price”), allocated among the Purchasers as set forth on Schedule 2.1.

2.2          Fees Payable.

(a)          Fee Letter. The Borrower shall pay to the Collateral Agent such fees as are specified as owing in the Fee Letter at the times and in the manner and amounts as are set forth therein.

(b)          Reimbursement of Expenses. At the Closing, the Borrower shall reimburse all of the Collateral Agent’s and the Purchasers’ reasonable and documented out-of-pocket fees and expenses (including, without limitation, fees, charges and disbursements of outside counsel and other out-of-pocket expenses such as consultant fees, travel expenses, background checks and other expenses) incurred in connection with (i) the negotiation and execution and delivery of this Agreement and the Note Documents, (ii) the Purchasers’ due diligence investigation, and (iii) the other transactions contemplated by this Agreement and the Note Documents (including filings or other actions required to perfect the security interests granted under the Collateral Documents); provided that the Borrower shall not be obligated to pay, without its prior written approval (such approval not to be unreasonably withheld or delayed), any out-of-pocket fees, costs and expenses incurred in excess of (x) $10,000 for due diligence expenses, and (y) $215,000 for travel expense and the fees, disbursements and other charges of legal counsel to the Purchasers incurred prior to the Closing in connection with clause (i) above. The Borrower agrees to promptly pay all reasonable and documented out-of-pocket fees, costs and expenses (including external attorneys’ fees and expenses) incurred by the Purchasers in connection with any action to enforce this Agreement or the Note Documents or to collect any payments due from the Borrower or any of the Guarantors. All fees, costs, and expenses for which the Borrower is responsible under this Section 2.2(b) shall be deemed part of the Obligations when incurred.

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2.3          Closing. The purchase and issuance of the Notes shall take place at the closing (the “Closing”) on the date hereof (the “Closing Date”), subject to the satisfaction or waiver of the conditions to closing set forth in Article 4. At the Closing, the Borrower shall deliver the Notes to the Purchasers against delivery by the Purchasers of the Purchase Price, which is payable by wire transfer of immediately available funds.

Article 3

THE NOTES

3.1          Interest and Related Fees.

(a)          Interest. Except as provided in Section 3.1(b), interest shall accrue and shall be calculated daily on the basis of the actual number of days elapsed and a 360-day year on the unpaid principal amount of the Notes outstanding from time to time and on all other Obligations at the lesser of (i) the Applicable Rate and (ii) the Maximum Rate (as defined below).

(b)          Default Rate of Interest. At the written election of the Required Purchasers after the occurrence of an Event of Default (or automatically upon the occurrence of and during the continuance of any Event of Default pursuant to Section 10.1(a), 10.1(c) (solely with respect to failure to comply with Section 9.20), 10.1(f) or Section 10.1(g)), and for so long as such Event of Default continues, the unpaid principal amount of the Notes outstanding from time to time and the other Obligations shall bear interest at a rate per annum of five percent (5%) (the “Default Rate”) in excess of the rates otherwise payable under this Agreement or the Note Documents (but not in any event in excess of the Maximum Rate). The Default Rate shall apply retroactively to the date of occurrence of such Event of Default. All Default Rate interest shall be paid in cash on demand of the Collateral Agent. If, pursuant to the terms of this Agreement or the Note Documents such other Obligations do not bear interest, after the occurrence of an Event of Default and for so long as it continues, such Obligations shall bear interest at the rate per annum from time to time borne by the Notes.

(c)          Payment of Interest and Related Fees. Subject to Section 3.1(e) below, the Borrower shall pay accrued interest in arrears on the last day of each calendar month (each such date being an “Interest Payment Date”). In addition, accrued and unpaid interest shall be payable on the maturity of the Notes, whether by acceleration or otherwise, and on the date of any prepayment (with respect to the amount prepaid).

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(d)          Excess Interest. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Agreement or any other Note Document or any of the Obligations, in no event shall any Obligations require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under Applicable Law that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the “Maximum Rate”). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection herewith or therewith, or in any communication by any Purchasers or any other Person to the Borrower or any other Person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under any Obligations shall exceed the Maximum Rate, then in such event it is agreed that: (i) the provisions of this paragraph shall govern and control; (ii) neither the Borrower nor any other Person or entity now or hereafter liable for the payment of any Obligations shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (iii) any such excess interest which is or has been received by any Purchasers, notwithstanding this paragraph, shall be credited against the then unpaid principal balance of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Purchasers to the party primarily liable on such Obligation); and (iv) the provisions of this Agreement and the Obligations, and any other communication to the Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of the Obligations does not include the right to accelerate, collect, or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with any of the Obligations which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by Applicable Laws by amortizing, prorating, allocating and spreading during the period of the full term of such Obligations, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by any Purchaser. The terms of this paragraph shall be deemed to be incorporated into each of the other Note Documents.

(e)          PIK Interest. Notwithstanding any other provision hereof, on any Interest Payment Date occurring on or prior to June 29, 2018 the Borrower shall pay accrued interest in kind (rather than in cash). Any such interest shall be capitalized to the principal amount of the Notes on such Interest Payment Date and shall be considered principal of the Notes for all purposes, including, without limitation, for the calculation of interest on subsequent Interest Payment Dates and of any Prepayment Fee.

3.2          Redemption of Notes.

(a)          Scheduled Redemptions of Notes. (i) The Borrower shall redeem the Notes issued by it on March 31, 2021 (the “Maturity Date”) by payment in cash in full of the entire outstanding principal balance thereof (including all interest that has been added to the outstanding principal amount of such Notes pursuant to Section 3.1(e)), plus all unpaid interest accrued thereon through the date of redemption, plus all outstanding and unpaid Obligations to the Purchasers of the Notes under the Note Documents through the date of redemption and pay to the Collateral Agent all other outstanding Obligations payable to the Collateral Agent under the Note Documents. (ii) The Borrower shall redeem the Notes issued by it in principal installments of $250,000 payable on the last day of each month end beginning with the month ending June 30, 2018 and continuing through the Maturity Date (and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement).

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(b)          Optional Redemption Initiated by the Borrower. The Borrower shall have the right, at its sole option and election, at any time or from time to time prior to the Maturity Date, to redeem the Notes issued by the Borrower, in whole or in part on not less than five (5) Business Days’ prior written notice of the date of redemption, which shall be a Business Day (any such date, a “Prepayment Date”), by payment of an amount equal to the unpaid principal balance thereof to be redeemed, plus all unpaid interest accrued thereon through the Prepayment Date, plus all outstanding and unpaid fees and expenses payable to the Purchasers of each Note under the Note Documents through the Prepayment Date, plus the Prepayment Fee.

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(c)          Mandatory Redemptions.

(i)          Change of Control. Upon the occurrence of a Change of Control, the Borrower shall purchase all Notes issued by it in full by payment of an amount equal to (x) the unpaid principal balance thereof plus (y) all other outstanding Obligations payable to the Purchasers of each Note under the Note Documents through the Prepayment Date and all other outstanding Obligations payable to the Collateral Agent under the Note Documents plus (z) the Prepayment Fee. The provisions of this Section 3.2(c)(i) shall not be deemed to be implied consent to any such Change of Control otherwise prohibited by the terms of this Agreement.

(ii)          Dispositions; Casualty Losses. Promptly, and in any event within two (2) Business Days of receipt by the Borrower of the proceeds of any voluntary or involuntary sale or Disposition by the Borrower or any Subsidiary of assets (including casualty losses or condemnations but excluding sales or Dispositions which are permitted under Section 9.4), the Borrower shall be required to prepay the Notes issued by it in an amount equal to 100% of the Net Cash Proceeds (including condemnation awards and payments in lieu thereof) received by such Person in connection with such sales or Dispositions plus the Prepayment Fee; provided that, so long as (A) no Default or Event of Default shall have occurred and is continuing or would result therefrom, (B) the Borrower shall have given the Purchasers prior written notice of the Borrower’s intention to apply such monies to the costs of replacement of the properties or assets that are the subject of such sale or Disposition or the cost of purchase or construction of other assets useful in the business of the Borrower or its Subsidiaries, (C) the monies are held in a deposit account in which the Purchasers have a perfected security interest (subject only to Permitted Liens) and (D) the Borrower or its Subsidiaries, as applicable, complete such replacement, purchase, or construction within 180 days after the initial receipt of such monies, then the Borrower whose assets were the subject of such Disposition shall have the option to apply such monies in an amount not to exceed $750,000 (with any Net Cash Proceeds in excess of $750,000 to be applied to prepay the Notes) to the costs of replacement of the assets that are the subject of such sale or Disposition or the costs of purchase or construction of other assets useful in the business of the Borrower unless and to the extent that such applicable period shall have expired without such replacement, purchase, or construction being made or completed, in which case, any amounts remaining in the deposit account referred to in clause (C) above shall be immediately paid to the Purchasers and applied in prepayment of the Notes in accordance with Section 3.3. Nothing contained in this Section 3.2(c) shall permit the Borrower or any Subsidiary to sell or otherwise dispose of any assets other than in accordance with Section 9.4.

(iii)          Equity. Promptly, and in any event within two (2) Business Days of the date of the receipt by the Borrower or any of its Subsidiaries of the proceeds from the issuance and sale of any Capital Stock of the Borrower (other than proceeds of Capital Stock of the Borrower used to repurchase or repay the Subordinated Note pursuant to Section 9.17 at any time in an aggregate amount not to exceed $2,500,000), the Borrower shall be required to prepay the Notes in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such issuance plus the Prepayment Fee. The provisions of this Section 3.2(c)(iii) shall not be deemed to be implied consent to any such issuance otherwise prohibited by the terms of this Agreement.

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(iv)          Option to Decline. Any mandatory prepayment required to be made pursuant to Section 3.2(c) may be declined in whole or in part by any Purchaser without prejudice to such Purchaser’s rights hereunder to accept or decline any future payments in respect of any mandatory prepayments, by providing notice to the Collateral Agent no later than 5:00 p.m. (New York City time) one (1) Business Day (or such other date acceptable to the Collateral Agent) prior to the date of such prepayment; provided that the Borrower shall give not less than two (2) Business Days’ prior written notice of the date of any mandatory prepayment. If a Purchaser chooses not to accept payment in respect of a mandatory prepayment in whole or in part the other Purchasers that accept such mandatory prepayment shall have the option to share such proceeds on a pro rata basis on or before the date otherwise due hereunder; provided that, to the extent such mandatory prepayment is declined by all the Purchasers, such prepayment may be retained by the Borrower.

(d)          Acceleration. In addition, the Notes shall be subject to acceleration as set forth in Section 10.2 below.

(e)          Prepayment Fee Trigger Event. Upon the occurrence of a Prepayment Fee Trigger Event, the Borrower shall pay to the Collateral Agent, for the account of the Purchasers, the Prepayment Fee. THE BORROWER AND THE OTHER LOAN PARTIES EXPRESSLY WAIVE (TO THE EXTENT SUCH WAIVER IS PERMISSIBLE UNDER APPLICABLE LAW) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT FEE IN CONNECTION WITH ANY ACCELERATION OF THE OBLIGATIONS. The Borrower and the other Loan Parties expressly agree that (A) the Prepayment Fee is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (B) the Prepayment Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made, (C) there has been a course of conduct between the Purchasers and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Prepayment Fee, (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 3.2(e), (E) their agreement to pay the Prepayment Fee is a material inducement to the Purchasers to purchase the Notes, and (F) the Prepayment Fee represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Purchasers and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Purchasers or profits lost by the Purchasers as a result of such Prepayment Fee Trigger Event.

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3.3          Manner of Payment. All fees, interest, Prepayment Fee, premium, principal and other amounts payable in respect of any Note Document shall be paid by wire transfer of immediately available funds to an account at a bank designated in writing by the applicable Purchaser or the Collateral Agent, as applicable. All payments made by the Borrower (excluding regular monthly interest payments made when due under Section 3.1(a)) upon the Obligations relating to the Notes and all net proceeds from the enforcement of the Obligations shall be applied (a) first, to that portion of the Obligations constituting fees, indemnities, and expenses and other amounts (including attorneys’ fees), payable to the Collateral Agent and the Purchasers, (b) second, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Notes, (c) third, to the payment of that portion of the Obligations constituting unpaid principal of the Notes, and (d) last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by any Requirements of Law. All payments made by the Borrower upon the Notes (including, without limitation, payments of principal if prepaid or upon earlier acceleration) shall be paid proportionally among the Purchasers of the Notes based upon the outstanding principal amounts of such Notes held by each Purchaser.

3.4          [Intentionally Omitted].

3.5          Taxes.

(a)          Any and all payments by or on account of any Obligations hereunder or under any Note Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes; provided that if the Borrower shall be required by Applicable Law (as determined in the good faith discretion of the Borrower) to deduct or withhold any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all such deductions or withholding (including such deductions or withholding applicable to additional sums payable under this Section 3.5) a Purchaser receives an amount equal to the sum it would have received had no such deductions or withholding been made, (ii) the Borrower shall make such deductions or withholding and (iii) the Borrower shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law.

(b)          Without limiting the provisions of Section 3.5(a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(c)          The Borrower shall indemnify each Purchaser for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.5) payable or paid by any Purchaser or required to be withheld or deducted from a payment to such Purchaser and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis for determining the amount of such payment or liability delivered to Borrower by any Purchaser shall be conclusive absent manifest error. Such payment shall be due within ten (10) days of Borrower’s receipt of such certificate.

(d)          As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.5, Borrower shall deliver to the applicable Purchasers the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Purchasers.

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(e)          Status of Purchasers.

(i)          Any Purchaser that is entitled to an exemption from or reduction of withholding Tax with respect to payments made hereunder or under any Note Document shall deliver to the Borrower at the time or times reasonably requested by the Borrower such properly completed and executed documentation as reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Purchaser, if requested by the Borrower, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not such Purchaser is subject to backup withholding or information reporting requirements.

(ii)          Without limiting the generality of Section 3.5(e)(i), each Purchaser that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (a “Non-US Purchaser”) shall deliver promptly to the Borrower, on or prior to the Closing Date (in the case of each Purchaser listed on the signature pages hereof on the Closing Date or, if later, on or prior to the date on which such Purchaser becomes a party to this Agreement), and at such other times as the Borrower reasonably requests, (i) two original copies of IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY (or, in each case, any successor forms), properly completed and duly executed by such Purchaser, and such other documentation prescribed by the Code or reasonably requested by the Borrower to establish, if applicable, that such Purchaser is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal tax with respect to any payments to such Purchaser of principal, interest, fees or other amounts payable under any of the Note Documents, or (ii) if such Purchaser is not a “bank” or other Person described in Section 881(c)(3) of the Code, a Certificate Regarding Non-Bank Status that is substantially in the form of Exhibit B together with two original copies of IRS Form W-8BEN or W-8BEN-E or W-8IMY (or any successor form), properly completed and duly executed by such Purchaser, and such other documentation prescribed by the Code or reasonably requested by the Borrower to establish, if applicable, that such Purchaser is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal tax with respect to any payments to such Purchaser of interest payable under any of the Note Documents. Without limiting the generality of Section 3.5(e)(i), each Purchaser that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes (a “U.S. Purchaser”) shall deliver to the Borrower on or prior to the Closing Date (or, if later, on or prior to the date on which such Purchaser becomes a party to this Agreement) and at such other times as the Borrower reasonably requests two original copies of IRS Form W-9 (or any successor form), properly completed and duly executed by such Purchaser, certifying that such U.S. Purchaser is entitled to an exemption from United States backup withholding tax, or otherwise prove that it is entitled to such an exemption. Each Purchaser required to deliver any forms, certificates or other evidence with respect to United States federal tax withholding matters pursuant to this Section 3.5(e) hereby agrees, from time to time after the initial delivery by such Purchaser of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Purchaser shall promptly deliver to the Borrower two new original copies of IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, W-8IMY and/or W-9 (or, in each case, any successor form), or a Certificate Regarding Non-Bank Status and two original copies of IRS Form W-8BEN, W-8BEN-E or W-8IMY (or, in each case, any successor form), as the case may be, properly completed and duly executed by such Purchaser, and such other documentation prescribed by the Code or reasonably requested by the Borrower, if applicable, to confirm or establish that such Purchaser is not subject to deduction or withholding of United States federal tax with respect to payments to such Purchaser under the Note Documents, or promptly notify the Borrower of its legal inability to deliver any such forms, certificates or other evidence.

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(iii)          If a payment made to a Purchaser under any Note Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with its obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date hereof.

(f)          If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.5 (including additional amounts pursuant to this Section 3.5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3.5(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.5(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.5(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)          Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and any Purchaser under this Section 3.5 shall survive the termination of the Note Documents and the payment in full of the Notes or the assignment of rights by a Purchaser.

3.6          Purchase Price Allocation. On the Closing Date, in consideration of the Purchasers purchasing the Notes, the Issuer will issue to the Purchasers for no additional consideration, the Warrant. The Purchasers and the Borrower agree that the Notes and the Warrants constitute an “investment unit” for purposes of Section 1273(c)(2) of the Code. The Purchasers and the Borrower mutually agree that for purpose of the allocation of the issue price of such investment unit among the Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and U.S. Treasury Regulation Section 1.1273-2(h) $1,760,869.57 shall be allocated to the Warrants, and neither the Purchasers nor the Company shall take any position inconsistent with such allocation in any Tax Return unless otherwise required by a tax authority or court.

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Article 4

CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

The obligation of the Purchasers to purchase the Notes, to pay the Purchase Price at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waived by, the Purchasers of the following conditions on or before the Closing Date; provided that any waiver of a condition shall not be deemed a waiver of any breach of any representation, warranty, agreement, term or covenant, as specifically set forth elsewhere in this Agreement, or of any misrepresentation by the Borrower.

4.1          Representations and Warranties. The representations and warranties contained in Article 6 hereof shall be true and correct in all material respects (except to the extent any such representation or warranty is by its terms qualified by reference to materiality, in which case such representation or warranty shall be true and correct in all respects) at and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct as of such earlier date) after giving effect to the Transactions, and the Purchasers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the chief executive officer or chief financial officer of the Borrower on behalf of the Borrower.

4.2          Compliance with this Agreement. The Borrower and the Guarantors shall have performed and complied in all material respects with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by such Loan Party on or before the Closing Date and the Purchasers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the chief executive officer or chief financial officer on behalf of the Borrower.

4.3          Certificates. The Purchasers shall have received certificates from the Borrower and each Guarantor, dated the Closing Date and signed by a manager or an officer of such Loan Party, certifying (i) that the attached copies of the Charter Documents of such Loan Party, and resolutions of the board of directors or similar governing body of such Loan Party approving the Note Documents to which it is a party and the Transactions are all true, complete and correct and remain unamended and in full force and effect, (ii) to the incumbency and specimen signature of each manager or officer of such Loan Party executing any Note Document to which it is a party or any other document delivered in connection herewith and therewith on behalf of such Loan Party, (iii) that the attached list of executive officers and directors or managers, as applicable, of such Loan Party are true, complete, and correct, (iv) that, to the Knowledge of such Loan Party, none of the executive officers and directors or managers, as applicable, included in such attached list have been charged with, indicted for, been part of a proceeding for, been investigated for, arrested for, or convicted of a felony, nor are they engaged in criminal activity, nor have any of them been an officer of a bankrupt company other than as set forth on a schedule attached to such certificate, and (v) that, to the Knowledge of such Loan Party, there are no written or oral side agreements with any individual or business whereby such Loan Party or its management has agreed to incur any obligations other than those contained in formal written contracts or agreements executed by or on behalf of such Loan Party.

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4.4          Solvency. The Purchasers shall have received a certificate, signed by the chief financial officer of the Borrower, certifying that the Borrower and its Subsidiaries, on a consolidated basis, are Solvent both immediately before and immediately after giving effect to the Transactions.

4.5          Financial Information. The Purchasers shall have received (i) a set of projections of the Borrower for each Fiscal Year through the Maturity Date, including projected financial statements and Capital Expenditures, and (ii) a pro forma balance sheet of the Borrower, prepared giving effect to the consummation of the transactions contemplated hereby, in each case in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to the Purchasers.

4.6          Documents. The Purchasers shall have received true, complete and correct copies of the Note Documents, and such other agreements, schedules, exhibits, certificates, documents, financial information and filings as the Purchasers may request in connection with or relating to the Transactions all in form and substance reasonably satisfactory to the Purchasers, including, without limitation, each of the Note Documents executed by the Borrower and its Subsidiaries as and where applicable.

4.7          Purchase of Notes Permitted by Applicable Laws. The acquisition of and payment for the Notes to be acquired by the Purchasers hereunder and the consummation of the transactions contemplated hereby and by the Note Documents (i) shall not be prohibited by any Requirements of Law, and (ii) shall not subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirements of Law.

4.8          Opinion of Counsel. The Purchasers shall have received opinions of outside counsel to the Borrower and its Subsidiaries, dated as of the Closing Date, relating to the Transactions, in form and substance reasonably acceptable to the Purchasers.

4.9          Consents and Approvals. All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Borrower and each other Loan Party necessary in connection with the execution, delivery or performance by the Borrower or such other Loan Party, or enforcement against the Borrower, of the Note Documents to which it is a party shall have been made or obtained and be in full force and effect, and the Purchasers shall have been furnished with appropriate evidence thereof.

4.10        No Material Judgment or Order. There shall not be on the Closing Date any judgment, injunction or order of a court of competent jurisdiction or any ruling of any Governmental Authority which, in the judgment of the Purchasers, would prohibit the purchase of the Notes hereunder or subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Notes were to be purchased hereunder.

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4.11        Good Standing Certificates. The Borrower shall have delivered to the Purchasers as of a date not more than fifteen (15) Business Days before the Closing Date good standing certificates for the Borrower and each Guarantor for its jurisdiction of incorporation or formation and certificates of foreign qualification for all other jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such foreign qualification, except where the failure to be so qualified could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.12        No Litigation. No arbitration, action, claim, suit, litigation or proceeding before any court or any Governmental Authority shall have been commenced or threatened against the Borrower or any Subsidiary (including its directors or officers), and no investigation by any Governmental Authority shall have been commenced and no action, suit or proceeding by any Governmental Authority shall have been threatened against any Purchaser, or the Borrower (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such Transactions, (ii) in which the amount of damages claimed is $500,000 or more or (iii) which could reasonably be expected to have a Material Adverse Effect, except as set forth on Schedule 6.6.

4.13        Insurance Certificates. The Collateral Agent shall have received (i) evidence of insurance complying with the requirements of Section 8.6 and (ii) separate certificates or policy language naming the Collateral Agent as an additional insured on all liability policies and lenders’ loss payee on all property policies for the business and properties of each Loan Party.

4.14        Fees, Etc. On the Closing Date, the Borrower shall have paid (i) to the Collateral Agent, all fees due and payable pursuant to the Fee Letter and (ii) to the Collateral Agent and the Purchasers all out-of-pocket costs, fees and expenses (including, without limitation, legal fees and expenses) then due and payable to the Collateral Agent and the Purchasers, as applicable, hereunder.

4.15        Collateral. The Collateral Agent shall have received correct, complete fully executed copies of each of the Collateral Documents in a form acceptable to the Collateral Agent, together with such UCC financing statements, original stock certificates, if any, and stock powers, original promissory notes, notices of security interest to be filed in the United States Patent and Trademark Office, and other instruments and documents required to be delivered under the Collateral Documents or as the Collateral Agent may otherwise determine to be necessary or appropriate to perfect the Liens granted thereunder, all in form and substance acceptable to the Collateral Agent.

4.16        Lien Searches. The Collateral Agent shall have received (i) searches of the Uniform Commercial Code, judgment, bankruptcy and tax lien filings which may be filed with respect to the Collateral covered by the Collateral Documents and (ii) Lien searches of intellectual property, in each case confirming that all such Property given as collateral is subject to no Liens except Permitted Liens.

4.17        No Material Adverse Effect. There shall exist no (a) event, development, or circumstance occurring on or after December 31, 2016, that has had or could be expected to have, individually or in the aggregate, a Material Adverse Effect, or (b) material disruption or material adverse change in the financial, banking or capital markets generally affecting credit facilities similar to the facility herein.

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4.18        Structure. The legal and corporate structure of the Borrower and its Subsidiaries, along with the form and terms of the Charter Documents of the Borrower and its Subsidiaries, shall be satisfactory to the Collateral Agent.

4.19        Subordinated Note. The Collateral Agent shall have received a duly executed copy of the Subordinated Note. The Subordinated Note Obligations outstanding under the Subordinated Note on the Closing Date shall not exceed $5,000,000.

4.20        Quality of Earnings Report. The Purchasers shall have received the Borrower’s quality of earnings report for the Borrower and its Subsidiaries, the results of which shall be satisfactory to the Purchasers in their sole discretion.

Article 5

CONDITIONS TO THE OBLIGATIONS OF THE BORROWER

The obligations of the Borrower to issue, or cause to be issued, the Notes and to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waived by, the Borrower of the following conditions on or before the Closing Date:

5.1          Representations and Warranties. The representations and warranties of the Purchasers contained in Article 7 hereof shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

5.2          Compliance with this Agreement. The Purchasers shall have performed and complied in all material respects with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by them on or before the Closing Date.

Article 6

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Purchasers as follows:

6.1          Existence and Power. The Borrower and each of its Subsidiaries: (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has all requisite corporate or limited liability company power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) is duly qualified as a foreign entity, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (d) has the corporate or limited liability company power and authority to execute, deliver and perform its obligations under each Note Document to which it is or will be a party and to borrow hereunder. The jurisdictions in which the Borrower and each of its Subsidiaries are organized and qualified to do business as of the Closing Date are listed on Schedule 6.1.

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6.2          Authorization; No Contravention. The execution, delivery and performance by the Borrower and each Subsidiary of each Note Document to which it is or will be a party and the consummation of the Transactions: (a) have been duly authorized by all necessary corporate or limited liability company action; (b) do not and will not contravene or violate the terms of the Charter Documents of the Borrower or any of its Subsidiaries or any amendment thereto or any material Requirement of Law applicable to the Borrower or such Subsidiary or the Borrower’s or such Subsidiary’s assets, business or properties; (c) do not and will not (i) conflict with, contravene, result in any violation or breach of or default under any material Contractual Obligation of the Borrower or such Subsidiary (with or without the giving of notice or the lapse of time or both) other than any right to consent, which consents have been obtained, (ii) create in any other Person a right or claim of termination or amendment of any material Contractual Obligation of the Borrower or such Subsidiary, or (iii) require modification, acceleration or cancellation of any material Contractual Obligation of the Borrower or such Subsidiary; and (d) do not and will not result in the creation of any Lien (or obligation to create a Lien) against any property, asset or business of the Borrower or such Subsidiary (other than those securing the Notes).

6.3          Governmental Authorization; Third Party Consents. Except as set forth on Schedule 6.3, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law or Material Contract, and no lapse of a waiting period under a Requirement of Law or Material Contract, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of the Note Documents to which it is a party or the consummation of the Transactions, other than filings to perfect Liens granted under the Collateral Documents.

6.4          Binding Effect. The Borrower and its Subsidiaries have duly executed and delivered the Note Documents to which it is a party and such Note Documents constitute the legal, valid and binding obligations of the Borrower and such Subsidiary enforceable against the Borrower and such Subsidiary in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and by general principles of equity.

6.5          No Legal Bar. Neither the Borrower nor any Subsidiary has previously entered into any agreement which is currently in effect or to which the Borrower or any of its Subsidiaries is currently bound granting any rights to any Person which conflict with the rights to be granted by the Borrower in the Note Documents, other than the right to consent, which consents have been obtained.

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6.6          Litigation. Except as set forth on Schedule 6.6, (a) there are no legal actions, suits, proceedings, claims or disputes pending or, to the Knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting the Borrower or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (b) there is no injunction, writ, temporary restraining order, decree or any order or determination of any nature by any arbitrator, court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of the Note Documents or which relates to the assets or the business of the Borrower or its Subsidiaries; and (c) there is no litigation, claim, audit, dispute, review, proceeding or investigation currently pending or threatened against the Borrower or its Subsidiaries for any violation or alleged violation of any Requirements of Law, and neither the Borrower nor any Subsidiary has received written notice of any threat of any suit, action, claim, dispute, investigation, review or other proceeding pursuant to or involving any Requirements of Law.

6.7          Compliance with Laws.

(a)          The Borrower and its Subsidiaries are in compliance with all Requirements of Law, except for such noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 6.7 as of the Closing Date, there are no actual or, to the Knowledge of the Borrower, pending appeals, adjustments, audits, inquiries, investigations, proceedings, recoupments or notices of intent to audit or investigate by any Governmental Authority against the Borrower or its Subsidiaries.

6.8          No Default or Breach. No event has occurred and is continuing or would result from the incurring of Obligations by the Borrower under the Note Documents which constitutes or, with the giving of notice or lapse of time or both would constitute an Event of Default. To the Knowledge of the Borrower, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Borrower nor any Subsidiary is in default with respect to any Contractual Obligation in any Material Contract.

6.9          Title to Properties. Except as set forth on Schedule 6.9, the Borrower and its Subsidiaries has good title to, or a valid leasehold interest in, all Property used by it in its business and none of such Property is subject to any Lien, except for Permitted Liens.

6.10        Real Property. Schedule 6.10 sets forth a correct and complete list of all real property owned or leased by the Borrower or its Subsidiaries as of the Closing Date. Each lease relating to such leased real property is in full force and effect and the Borrower and its Subsidiaries enjoy peaceful and undisturbed possession thereunder. There is no material default on the part of the Borrower or its Subsidiaries or any event or condition which (with notice or lapse of time, or both) would constitute a default on the part of the Borrower or its Subsidiaries under any such lease. The Borrower and its Subsidiaries have good and marketable title in fee simple to the real property identified on Schedule 6.10 as owned by the Borrower or its Subsidiaries, free and clear of any Liens other than Permitted Liens. There are no actions, suits or proceedings pending or, to the Knowledge of the Borrower, threatened against the owned real property or the leased real property used in connection with the business of the Borrower or its Subsidiaries, at law or in equity, in arbitration or before any Governmental Authority which would in any way affect title to or the right to use such owned real property or leased real property.

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6.11        Taxes.

(a)          The Borrower and each of its Subsidiaries has timely filed all United States federal and material state income and other material Tax Returns that it was required to file, in each case with due regard for any extension of time within which to file such Tax Return. All such Tax Returns were correct and complete in all material respects. All Taxes shown on such Tax Returns to be due and payable by the Borrower or its Subsidiaries have been paid, in each case with due regard for any extension of time within which to file such Tax Return, other than any Taxes the amount or validity of which is being actively contested by Borrower or its Subsidiaries in good faith and by appropriate proceedings and with respect to which adequate reserves or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. Except as set forth on Schedule 6.11, as of the Closing Date, there are no Liens, other than Permitted Liens, on any of the assets of the Borrower or its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax. No claim has been made by a Governmental Authority in a jurisdiction where the Borrower and its Subsidiaries do not file Tax Returns that the Borrower or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.

(b)          Except as set forth on Schedule 6.11, as of the Closing Date, there is no action, suit, proceeding, investigation, examination, audit, or claim now pending or threatened in writing by any Governmental Authority regarding any Taxes relating to the Borrower or its Subsidiaries. Neither the Borrower nor any Subsidiary has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of such Person and there are no circumstances that would cause the taxable years of the Borrower or its Subsidiaries not to be subject to the normally applicable statute of limitations.

6.12        Financial Condition; SEC Filings.

(a)          The Borrower has furnished the Purchasers with true, correct and complete copies of (collectively, the “Financial Statements”): (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 2016, 2015 and 2014, and the related audited consolidated statements of operations and comprehensive (loss) income, shareholders’ equity and cash flows for each of the Fiscal Years in the three-year period ended December 31, 2016, together with the notes thereto and the reports thereon as of December 31, 2016, certified by the Borrower’s independent certified public accountants, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Quarter ended as of March 31, 2017 and the related unaudited consolidated statements of operations and comprehensive (loss) income, changes in shareholders’ equity and cash flows for such period. The Financial Statements fairly present, in all material respects, the financial position of the Borrower, as of the respective dates thereof, and the results of operations and cash flows thereof, as of the respective dates or for the respective periods set forth therein, and are in conformity with the past historical practices of the Borrower, with GAAP consistently applied during the periods involved. Except as set forth on Schedule 6.12, as of the dates of the Financial Statements, neither the Borrower nor any Subsidiary had any known obligation, Indebtedness or liability (whether accrued, absolute, contingent or otherwise, and whether due or to become due), which was not reflected or reserved against in the balance sheets which are part of the Financial Statements, except for those incurred in the ordinary course of business and which are fully reflected on the books of account of the Borrower or its Subsidiaries, as applicable.

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(b)          Except as set forth on Schedule 6.12, all statements, reports, schedules, forms and other documents (the “SEC Documents”) required to have been filed or furnished by any Loan Party with or to the SEC from January 1, 2016 through the Closing Date have been so filed or furnished on a timely basis (other than any immaterial Form 3, 4, 5 or 8-K filings or any filings relating solely to benefit plans). No Subsidiary of any Loan Party is required to file or furnish any documents with or to the SEC. As of the time it was filed with or furnished to the SEC: (i) each of the SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected by the filing or furnishing of the applicable amending or superseding SEC Document. Each of the certifications and statements relating to SEC Documents required by: (1) Rule 13a-14 or 15d-14 under the Exchange Act; or (2) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) (collectively, the “Certifications”) is accurate and complete, and complied as to form and content with all Applicable Laws in effect at the time such Certification was filed with or furnished to the SEC.

6.13        Absence of Certain Changes or Events. Since December 31, 2016, there has been no development, event, circumstance, or change which could be expected to have, either individually or in the aggregate, a Material Adverse Effect.

6.14        Environmental Matters.

(a)          The Borrower and its Subsidiaries are and have been in compliance in all material respects with all applicable Environmental Laws relating to their Property, assets and operations; to the Knowledge of the Borrower, there are no Hazardous Materials stored or otherwise located in, on or under any of the Property or assets of the Borrower or its Subsidiaries, including, without limitation, the groundwater, except in material compliance with applicable Environmental Laws; and, to the Knowledge of the Borrower, there have been no releases or, threatened releases of Hazardous Materials in, on or under any property adjoining any of the Property or assets of (or used by) the Borrower or its Subsidiaries which have not been remediated to the satisfaction of the appropriate Governmental Authorities and in material compliance with Environmental Laws.

(b)          To the Knowledge of the Borrower, none of the Property, assets or operations of (or used by) the Borrower and its Subsidiaries is the subject of any federal, state or local investigation evaluating whether (i) any remedial action is needed to respond to a release or threatened release of any Hazardous Materials into the environment or (ii) any release or threatened release of any Hazardous Materials into the environment is in contravention of any Environmental Law.

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(c)          Neither the Borrower nor any Subsidiary has received any written notice or claim, nor, to the Knowledge of the Borrower, are there any pending, threatened, or anticipated lawsuits or proceedings against them, with respect to violations of an Environmental Law or in connection with the presence of or exposure to any Hazardous Materials in the environment or any release or threatened release of any Hazardous Materials into the environment, and, to the Knowledge of the Borrower, neither the Borrower nor any Subsidiary is or has been the owner or operator of any property which (i) pursuant to any Environmental Law has been placed on any list of Hazardous Materials disposal sites, including, without limitation, the “National Priorities List” or “CERCLIS List,” (ii) has, or had, any subsurface storage tanks located thereon, or (iii) has ever been used as or for a waste disposal facility, a mine, a gasoline service station or a petroleum products storage facility.

(d)          To the Knowledge of the Borrower, neither the Borrower nor any Subsidiary has present or contingent liability in connection with the presence either on or off the Property or assets of, or used by, the Borrower or any Subsidiary of any Hazardous Materials in the environment or any release or threatened release of any Hazardous Materials into the environment.

6.15        Investment Company/Government Regulations. Neither the Borrower nor any Subsidiary is an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act, or any federal or state statute or regulation limiting its ability to incur Indebtedness.

6.16        Subsidiaries. Except as set forth in Schedule 6.16, the Borrower does not (a) have any Subsidiaries or (b) own of record or beneficially, directly or indirectly, any (i) Capital Stock issued by any other Person or (ii) equity, voting or participating interest in any joint venture or other enterprise.

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6.17        Capitalization. As of the Closing Date, after giving effect to the transactions contemplated hereby and in the other Note Documents, the capitalization of the Borrower and its Subsidiaries (including the maximum amount of diluted shares) is as set forth on Schedule 6.17. All of the issued and outstanding Capital Stock of the Borrower has been, and Capital Stock of the Borrower issuable upon the exercise of outstanding securities when issued will be, duly authorized and validly issued and are fully paid and nonassessable. All outstanding Capital Stock of the Borrower’s Subsidiaries are 100% owned by the Borrower or one of its Subsidiaries free and clear of all Liens other than Permitted Liens. Except as set forth in the Charter Documents (as in effect on the Closing Date), the issuance of the foregoing Capital Stock is not and has not been subject to preemptive rights in favor of any Person other than such rights that have been waived and will not result in the issuance of any additional Capital Stock of the Borrower or the triggering of any anti-dilution or similar rights contained in any options warrants, debentures or other securities or agreements of the Borrower or any of its Subsidiaries. On the Closing Date, except as set forth on Schedule 6.17, there are no outstanding securities convertible into or exchangeable for Capital Stock of the Borrower or any of its Subsidiaries or options, warrants or other rights to purchase or subscribe for Capital Stock of the Borrower or any of its Subsidiaries, or contracts, commitments, agreements, understandings or arrangements of any kind to which the Borrower or any of its Subsidiaries is a party relating to the issuance of any Capital Stock of the Borrower or any of its Subsidiaries, or any such convertible or exchangeable securities or any such options, warrants or rights. On the Closing Date, except as set forth on Schedule 6.17, neither the Borrower nor any of its Subsidiaries has any obligation, whether mandatory or at the option of any other Person, at any time to redeem or repurchase any Capital Stock of the Borrower or any of its Subsidiaries, pursuant to the terms of their respective Charter Documents or otherwise. On the Closing Date, except as set forth on Schedule 6.20 and Schedule 6.21, neither the Borrower nor any of its Subsidiaries maintains nor has any obligations under any stock option plan or other equity compensation related plans or agreements. No issued and outstanding shares of the Borrower’s Capital Stock are subject to a right of first refusal or condition of forfeiture in favor of the Borrower, and no shares of the Capital Stock of the Borrower are subject to vesting restrictions. Since January 1, 2017, the Borrower has not declared or paid, or become responsible to declare or pay, and the Borrower is not responsible for or have any obligation to declare or pay, a dividend or other distribution on its securities or otherwise combined, split, recapitalized or taken similar actions with respect to its outstanding Capital Stock. There are no voting trusts, proxies or other contracts or understandings to which the Borrower is a party or is bound with respect to the voting of any shares of the Borrower’s Capital Stock, the acquisition (including rights of co-sale, first refusal, antidilution or pre-emptive rights), disposition, registration of securities of the Borrower, or other rights of securityholders, or obligations of the Borrower, with respect to the securities of the Borrower, other than registration rights under warrants set forth on Schedule 6.17. All securities of the Borrower and its Subsidiaries (including all shares of the Borrower’s common stock, securities, options and warrants to purchase shares of the Borrower’s common stock (both outstanding as well as those that are no longer outstanding)), have been and were issued and granted pursuant to an exception from the Securities Act and otherwise in compliance, in all material respects, with all securities and other Applicable Laws, in compliance with the fiduciary obligations of the board of directors of the Borrower, and in compliance with all requirements of applicable contracts affecting, applicable to or relating to, such issuances.

6.18        Private Offering. No form of general solicitation or general advertising was used by the Borrower or its Subsidiaries or their respective representatives in connection with the offer or sale of the Notes to the Purchasers pursuant to this Agreement.

6.19        Broker’s, Finder’s or Similar Fees. Except as set forth on Schedule 6.19, there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Borrower or its Subsidiaries in connection with the Transactions based on any agreement, arrangement or understanding with the Borrower or its Subsidiaries or any action taken by the Borrower or its Subsidiaries.

6.20        Labor Relations. Neither the Borrower nor any Subsidiary has committed or is engaged in any unfair labor practice (as defined in the National Labor Relations Act of 1947 and the regulations thereunder, in each case, as amended). There is (a) no unfair labor practice complaint pending or, to the Knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or, to the Knowledge of the Borrower, threatened, (b) no strike, labor dispute, slowdown or stoppage pending or, to the Knowledge of the Borrower, threatened against the Borrower or any Subsidiary, (c) no union representation question existing with respect to the employees of the Borrower or any Subsidiary, and to the Knowledge of the Borrower, no union organizing activities are taking place, and (d) as of the Closing Date, no employment contract with any employee of the Borrower or any of its Subsidiaries except as set forth on Schedule 6.20 and the employment of all employees of the Borrower and its Subsidiaries are terminable at will without penalty or severance of any kind, except as set forth on Schedule 6.20. Except as set forth on Schedule 6.20, the Borrower and each Subsidiary is in compliance in all material respects with all federal, state or other Applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours. Neither the Borrower nor any Subsidiary is a party to any collective bargaining agreement.

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6.21        Employee Benefit Plans.

(a)          Employee Benefit Plans and Liabilities. Within the six-consecutive-year period immediately preceding the first day of the year in which the Closing Date occurs neither the Borrower nor any ERISA Affiliate thereof has contributed to, or has any actual or contingent, direct or indirect, liability in respect of, any employee benefit plan (as defined in Section 3(3) of ERISA) or other employee benefit arrangement (collectively, the “Plans”), other than liabilities with respect to such Plans specifically listed on Schedule 6.21. Schedule 6.21 sets forth all Plans. The Borrower has delivered to the Purchasers materially accurate and complete copies of all of such Plans in effect as of the date hereof. At no time during such six year period has the Borrower or any ERISA Affiliate thereof participated in or contributed to any Multiemployer Plan, nor during such period has the Borrower or any ERISA Affiliate thereof had an obligation to participate in or contribute to any such Multiemployer Plan. No agreement subject to Section 4204 of ERISA has been entered into in connection with Transactions. There are no outstanding liabilities of the Borrower or any ERISA Affiliate thereof to any employee benefit plans previously maintained by the Borrower or any ERISA Affiliate thereof, and, the Borrower has no Knowledge of any potential liabilities in connection therewith. There are no actions, suits or claims, other than for benefits in the ordinary course, pending or, to the Knowledge of the Borrower, threatened against the Borrower, any ERISA Affiliate thereof or the Plans which might subject the Borrower or any ERISA Affiliate thereof to any material liability.

(b)          Plan Compliance. The Borrower and its Subsidiaries, individually and collectively, are in compliance in all material respects with all reporting, disclosure and registration requirements applicable to it under the Code, ERISA and all federal and state securities laws, and Department of Labor, IRS and SEC rules and regulations promulgated thereunder, with respect to all of the Plans, and are not subject to any material liability, whether asserted or not, for any penalties to any Governmental Authority for late filing of any return, report or other governmental filing. No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA or any other federal or state law is pending or, to the Knowledge of the Borrower, threatened against any fiduciary of the Plans with respect to the Plans. Except as set forth on Schedule 6.7, no Plan, or, to the Knowledge of the Borrower, any fiduciary thereof, has been, or is currently, the direct or indirect subject of an audit, investigation, or examination by any Governmental Authority with respect to the Plans. All of the Plans comply currently, and have complied at all times (and all former Plans have complied at all times in the past), both as to form and operation, in all material respects, with its terms and with all Requirements of Law applicable thereto. Each of the Plans maintained by the Borrower or any ERISA Affiliate thereof that is an “employee benefit pension plan” (within the meaning of Section 3(2)(a) of ERISA) (each a “Pension Plan”) either (i) has obtained a favorable determination (covering all changes or amendments applicable under Requirements of Law) from the IRS as to its qualification under Sections 401(a) and 501(a) of the Code or, if the Pension Plan is maintained pursuant to a prototype or standardized plan, is entitled to rely on an opinion letter from the IRS, or (ii) is within the remedial amendment period (as provided in Section 401(b) of the Code) for making any required changes or amendments, and nothing has occurred before or after the date of each such determination letter as would reasonably be expected to adversely affect such qualification. All amounts that are currently owing to Plan participants (including, without limitation, former Plan participants), or contributions required to be made to the Plans have been timely paid in all material respects, contributed or accrued in accordance with past historical practices with respect to all periods prior to the Closing Date.

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(c)          Prohibited Transactions. No Plan, nor any related trust, nor the Borrower or Subsidiary, nor any trustee, administrator or other “party in interest” or “disqualified person” (within the meaning of Section 3(14) of ERISA or Section 4975(e)(2) of the Code, respectively) with respect to the Plans, has engaged in any nonexempt “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975(c) of the Code, respectively) with respect to the participation of the Borrower or any Subsidiary therein, which could subject any of the Plans or related trusts, or any trustee, administrator or other fiduciary of any such Plan, or the Borrower or Subsidiary or any Purchaser, or any other party dealing with the Plans, to the penalties or excise tax imposed on prohibited transactions by Section 502 of ERISA or Section 4975 of the Code.

(d)          Miscellaneous. Neither the Borrower nor any Subsidiary nor any Plan provides for or promises retiree, medical, disability, or life insurance benefits to any current or former employee, officer, or director of the Borrower or any Subsidiary other than continuation coverage required by Section 4980B of the Code. Neither the Borrower nor any Subsidiary is a party to, or obligated, under any agreement, plan, contract or other arrangements that will result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code as a result of the consummation of the Transactions.

6.22        Patents, Trademarks, Etc.

(a)          The Borrower and each Subsidiary owns and/or has the right to use all Intellectual Property material to the conduct of its business (collectively, “IP Rights”) without any conflict with or infringement of the IP Rights of others. Schedule 6.22 sets forth a complete list of Licenses or other Contractual Obligations relating to the Borrower’s and its Subsidiaries’ IP Rights (other than off the shelf computer software and programs and Licenses and Contractual Obligations entered in the ordinary course of business) and of registrations of patents, trademarks, service marks and copyrights including any applications therefor constituting such IP Rights as of the Closing Date. Neither the Borrower nor any Subsidiary has any obligation to pay any royalty with respect to the IP Rights.

(b)          Except as set forth in Schedule 6.22, as of the Closing Date no claims have been asserted by any Person with respect to the use by the Borrower or any Subsidiary of any such IP Rights or challenging or questioning the validity or effectiveness of any License or agreement held by the Borrower or its Subsidiaries or to which it is a party relating to any such IP Rights which claims could reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Borrower, the conduct of the business of the Borrower and its Subsidiaries as conducted and as proposed to be conducted does not and will not, in any material respect, conflict with or infringe upon the IP Rights of others, and neither the Borrower nor any Subsidiary has received any communication alleging any such violation. To the Knowledge of the Borrower, no third party is infringing or violating any of the IP Rights of the Borrower or its Subsidiaries. To the Knowledge of the Borrower, no person employed by or affiliated with the Borrower or its Subsidiaries has violated any confidential relationship that such person may have had with any third party, in connection with the development or sale of any product or service or proposed product or service of the Borrower or its Subsidiaries.

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6.23        Potential Conflicts of Interest. Except as set forth on Schedule 6.23, no executive officer, director or manager (or equivalent Person) or member of the Borrower or any Subsidiary: (a) is an officer, director, manager, employee or consultant of, any Person that is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, the Borrower or its Subsidiaries; (b) has been a party to any material transaction with the Borrower or any Subsidiary; (c) owns, directly or indirectly, in whole or in part, any material tangible or intangible property that the Borrower or its Subsidiaries use or contemplate using in the conduct of business; or (d) has any material cause of action or other material claim whatsoever against, or owes or has advanced any amount to the Borrower or any Subsidiary, except for advances in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, customary expense reimbursements existing on the date hereof, and similar matters and agreements.

6.24        Trade Relations. To the Knowledge of the Borrower, there exists no present condition or state of facts or circumstances that could reasonably be expected to have a Material Adverse Effect or prevent the Borrower or any of its Subsidiaries from conducting its business after the consummation of the Transactions, in substantially the same manner in which such business has heretofore been conducted.

6.25        Indebtedness. Schedule 6.25 lists (a) the amount of all Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness under this Agreement) that will remain outstanding after the Closing Date, (b) the Liens that relate to such Indebtedness and that encumber the assets of the Borrower and its Subsidiaries, (c) the name of each lender thereof, and (d) the amount of any unfunded commitments, if any, available to the Borrower and its Subsidiaries in connection with any such Indebtedness facilities.

6.26        Material Contracts. Schedule 6.26 lists all Material Contracts as of the Closing Date. Each of the Material Contracts is in full force and effect. The Borrower and its Subsidiaries has satisfied in full or provided for all of its liabilities and obligations under each Material Contract requiring performance prior to the date hereof in all material respects, and is not in default under any of such Material Contracts, nor does, to the Knowledge of the Borrower, any condition exist that with notice or lapse of time or both would constitute such a default. To the Knowledge of the Borrower, no other party to any Material Contract is in default thereunder, nor, to the Knowledge of the Borrower, does any condition exist that with notice or lapse of time or both would constitute such a default. No approval or consent of any Person is needed for the Material Contracts to continue to be in full force and effect after giving effect to the Transactions.

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6.27        Insurance. Schedule 6.27 accurately summarizes all of the insurance policies or programs of the Borrower and its Subsidiaries as of the date hereof. All such policies are in full force and effect, are underwritten by reputable insurers, are sufficient for all applicable Requirements of Law and otherwise are in compliance with the criteria set forth in Section 8.6 hereof. All such policies will remain in full force and effect and will not terminate or lapse by reason of any of the Transactions.

6.28        Solvency. Borrower and its Subsidiaries, on a consolidated basis, are Solvent, both before and after taking into account the Transactions.

6.29        Licenses and Approvals. The Borrower and each of its Subsidiaries holds all material Licenses that are required by any Governmental Authority to permit it to conduct and operate the Borrower’s or its Subsidiaries’ business as now conducted, and all such Licenses are valid and in full force and effect and will remain in full force and effect upon consummation of the transactions contemplated by this Agreement and the other Note Documents. The Borrower and its Subsidiaries are in compliance in all material respects with all Licenses. Neither the Borrower nor any Subsidiary is a party to and, to the Knowledge of the Borrower, there is not, any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any Governmental Authority or any other proceedings which could in any manner threaten or adversely affect the validity or continued effectiveness of such material Licenses of the Borrower or its Subsidiaries, or give rise to any order of forfeiture. There is no pending threat of cancellation, loss, termination, modification, or nonrenewal of any such Licenses of the Borrower or its Subsidiaries, nor any basis for such cancellation, loss, termination, modification, or nonrenewal. The Borrower has no reason to believe that such Licenses will not be renewed in the ordinary course. The Borrower and its Subsidiaries have filed in a timely manner all material reports, applications, documents, instruments, and information required to be filed pursuant to applicable rules and regulations or requests of every regulatory body having jurisdiction over any of its Licenses.

6.30        Change of Control and Similar Payments. Neither the execution, delivery and performance by the Borrower and the Guarantors of this Agreement, nor the execution, delivery and performance by the Borrower and the Guarantors of any of the other Note Documents, nor the consummation of the transactions contemplated hereby shall require any payment by the Borrower or any Subsidiary, in cash or kind, under any other agreement, plan, policy, commitment or other arrangement, other than pursuant to the terms of the Indebtedness that is being repaid on the Closing Date in accordance with Section 8.2(a). There are no agreements, plans, policies, commitments or other arrangements with respect to any compensation, benefits or consideration which will be materially increased, or the vesting of benefits of which will be materially accelerated, as a result of this Agreement or the other Note Documents or the occurrence of any of the transactions contemplated hereby or thereby. There are no payments or other benefits payable by the Borrower or its Subsidiaries, the value of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the other Note Documents.

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6.31        OFAC; Anti-Terrorism; Patriot Act.

(a)          Neither the Borrower nor any Subsidiary nor, to the knowledge of the Borrower, any Affiliate of the foregoing: (a) is a Sanctioned Person, (b) has any assets in Sanctioned Entities, or (c) derives any operating income from Investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of the Notes will not be used and have not been used to fund any operations in, finance any Investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

(b)          The Borrower and its Subsidiaries are in compliance, in all material respects, with any United States Requirements of Law relating to terrorism, sanctions or money laundering (the “Anti-Terrorism Laws”), including the United States Executive Order No. 13224 on Terrorist Financing (the “Anti-Terrorism Order”) and the Patriot Act. No part of the proceeds of any Note will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other Anti-Terrorism Law.

(c)          No Loan Party and no Subsidiary of any Loan Party (and, to the knowledge of each Loan Party, no joint venture or Affiliate thereof) (i) is listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order, (ii) is owned or controlled by, or acting for or on behalf of, any person listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order or (iii) commits, threatens or conspires to commit or supports “terrorism” as defined in the Anti-Terrorism Order.

6.32        Disclosure.

(a)          Agreement and Other Documents. This Agreement, together with all exhibits and schedules hereto, the Note Documents, and the agreements, certificates and other documents furnished to the Purchasers by the Borrower at the Closing, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading provided that to the extent any such exhibit, schedule, agreement, certificate or other document was based solely upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions in the preparation of such exhibit, schedule, agreement, certificate or other document, it being understood that actual results may vary from such forecasts and that such variations may be material.

(b)          Material Adverse Effect. To the Knowledge of the Borrower, there is no fact which the Borrower has not disclosed to the Purchasers in writing which could reasonably be expected to have a Material Adverse Effect.

6.33        Customers and Suppliers. Schedule 6.33 sets forth a complete and accurate list of (a) the 10 largest customers of the Loan Parties (measured by aggregate billing) during (i) the Fiscal Year ended December 31, 2016 and (ii) the Fiscal Quarter ended March 31, 2017, noting the relevant Loan Party, and (b) the 10 largest suppliers of materials, products or services to the Loan Parties (measured by the aggregate amount purchased by the Loan Parties during (i) the Fiscal Year ended December 31, 2016 and (ii) the Fiscal Quarter ended March 31, 2017, noting the relevant Loan Party.

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6.34        Passive Foreign Investment Company. To the Knowledge of the Borrower or any Loan Party (but without consultation with any of the Borrower’s independent accountants), no Loan Party is, or has been, a “passive foreign investment company,” as defined in Section 1297 of the Code, during any tax year beginning after May 31, 2012.

6.35        Absence of Certain Practices. Except as set forth on Schedule 6.35, no Loan Party or any of its Subsidiaries, or, to the Knowledge of the Borrower or any Loan Party, any director, officer, agent, employee or other Person acting on their behalf, has given or agreed to give any gift or similar benefit of more than nominal value to any customer, supplier, governmental employee or official or any other Person who is or may be in a position to help or hinder any Loan Party or its Subsidiaries or assist any Loan Party or its Subsidiaries in connection with any proposed transaction involving such Loan Party or its Subsidiaries, which gift or similar benefit, induced any party to do business with such Loan Party. No Loan Party or any of its Subsidiaries, or, to the Knowledge of the Borrower or any Loan Party, any director, officer, agent, employee or other Person acting on their behalf has (i) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to, or on behalf of, government officials or others; or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

6.36        Internal Controls. Each Loan Party and its Subsidiaries maintain a system of internal control over financial reporting. Such internal controls over financial reporting (a) provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and (b) as to Borrower are designed to ensure that all material information concerning Borrower and its Subsidiaries required to be disclosed by Borrower in the reports that it is required to file, submit or furnish under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of such reports. There are no significant deficiencies or material weaknesses in the design or operation of any Loan Party’s or its Subsidiaries’ ability to record, process, summarize and report financial data other than set forth on Schedule 6.36. There is and has been no fraud, whether or not material, that involves management or other employees who have a significant role in any Loan Party’s and/or its Subsidiaries’ internal controls.

6.37        Accounts and Notes Receivable; Accounts and Notes Payable.

(a)          All the accounts receivable and notes receivable owing to any Loan Party or any of its Subsidiaries as of the date hereof constitute valid and enforceable (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and by general principles of equity) claims (without any previously exercised rights of set off or compromise) arising from bona fide transactions in the ordinary course of business, consistent with past practice, and, to the Knowledge of the Borrower or any Loan Party, there are no known or, to the Knowledge of the Borrower or any Loan Party, asserted claims, refusals to pay or other rights of set-off against any thereof. Except as provided on Schedule 6.37(a), (i) as of April 30, 2017, no account debtor or note debtor is delinquent by more than thirty (30) days in any payment due that exceeds $5,000; (ii) as of the Closing Date, no account debtor or note debtor has refused (or, to the Knowledge of the Borrower or any Loan Party, threatened to refuse) to pay its obligations for any reasons; (iii) to the Knowledge of the Borrower or any Loan Party, as of the Closing Date no account debtor or note debtor is insolvent or bankrupt and (iv) no account receivable or note receivable is hypothecated or pledged to any person (except in connection with the Notes) by any Loan Party or any of its Subsidiaries.

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(b)          All accounts payable and notes payable by any Loan Party or any of its Subsidiaries to third parties as of the date hereof arise from bona fide transactions in the ordinary course of business, consistent with past practice and, except as set forth on Schedule 6.37(b), as of April 30, 2017, there is no such account payable or note payable more than thirty (30) days delinquent in its payment, except those contested in good faith.

Article 7

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby severally and not jointly represents and warrants as follows:

7.1          Authorization; No Contravention. The execution, delivery and performance by such Purchaser of this Agreement: (a) is within its power and authority and has been duly authorized by all necessary action; (b) does not contravene the terms of its Charter Documents or any amendment thereof, and (c) will not, in any material respect, violate, conflict with or result in any breach or contravention of any of its Contractual Obligations, or any order or decree directly relating to it.

7.2          Binding Effect. This Agreement has been duly executed and delivered by such Purchaser and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

7.3          No Legal Bar. The execution, delivery, and performance of this Agreement by such Purchaser will not violate in any material respect any Requirement of Law applicable to it, assuming the accuracy and correctness of the representations and warranties made by the Borrower to the Purchasers in the Note Documents.

7.4          Securities Laws.

(a)          The Notes are being or will be acquired by such Purchaser hereunder for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in any transaction which would be in violation of state or federal securities laws.

(b)          Such Purchaser is a sophisticated purchaser with respect to the purchase of the Notes and is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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(c)          Such Purchaser understands that (i) the Notes constitute “restricted securities” under the Securities Act, (ii) the offer and sale of the Notes hereunder is not registered under the Securities Act or under any “blue sky” laws in reliance upon certain exemptions from such registration and that the Borrower is relying on the representations made herein by such Purchaser in its determination of whether such specific exemptions are available, and (iii) the Notes may not be transferred except pursuant to an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act and under applicable “blue sky” laws or in a transaction exempt from such registration. Such Purchaser acknowledges that: (1) it has no right to require registration thereof under the Securities Act or any “blue sky” laws, and (2) there is not now and is not contemplated to be any public market therefor. As a result, such Purchaser is prepared and is able to bear the economic risk of an investment in the Notes for an indefinite period of time. Such Purchaser understands that any certificate representing the Notes that are issued to the Purchaser may bear, in the Borrower’s discretion, the following restrictive legend and will be restricted from transfer in accordance with such legend:

“This Note has not been and will not be registered under the United States Securities Act 1933 (the “Securities Act”) or with any securities regulatory authority of any state or other jurisdiction of the United States. The holder hereof, by purchasing or otherwise acquiring this security, acknowledges that this security has not been registered under the Securities Act. The holder agrees that this security may be offered, resold, pledged or otherwise transferred only in compliance with the Securities Act and any applicable state securities laws and only (1) pursuant to Rule 144 under the Securities Act or (2) pursuant to an exemption from registration under the Securities Act, and in each case in accordance with any applicable securities laws of the states of the United States and other jurisdictions. The holder acknowledges that the purpose of the foregoing limitation is, in part, to ensure that Company is not required to register under the Securities Act.”

(d)          Such Purchaser (i) has been furnished with or has had access to all material books and records of the Borrower and each Subsidiary and all of their respective material contracts, agreements and documents and (ii) has had an opportunity to ask questions of, and receive answers from, management and representatives of the Borrower and its Subsidiaries and which representatives have made available to them such information regarding the Borrower and its Subsidiaries and their current respective businesses, operations, assets, finances, financial results, financial condition and prospects in order to make a fully informed decision to purchase and acquire the Notes. Such Purchaser has generally such knowledge and experience in business and financial matters, and with respect to investments in securities of privately held companies, as to enable it to understand and evaluate the risks of an investment in the Notes and form an investment decision with respect thereto. Such Purchaser acknowledges that none of the Borrower or its Subsidiaries has given such Purchaser any investment advice, credit information or opinion as to whether the purchase of the Notes is prudent.

(e)          The foregoing, however, does not limit or modify the representations and warranties set forth in Article 6 of this Agreement or in any other Note Document or the right of such Purchaser to rely thereon.

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7.5          Governmental Authorization; Third Party Consent. No approval, consent, compliance, exemption or authorization of any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by it or enforcement against such Purchaser of this Agreement or the transactions contemplated hereby.

7.6          Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable in connection with the transactions contemplated by the Note Documents based on any agreement, arrangement or understanding with such Purchaser or any action taken by it.

Article 8

AFFIRMATIVE COVENANTS

Until the indefeasible payment in full in cash of all Obligations under the Notes (other than contingent indemnification or expense reimbursement obligations for which no claim has been made) or such later date as set forth below, the Borrower hereby covenants and agrees with the Purchasers as follows:

8.1          Delivery of Financial and Other Information. The Borrower will, and will cause each other Loan Party to, maintain a system of accounting established and administered in accordance with GAAP (including reflecting in its financial statements adequate accruals and appropriations to reserves). In addition, the Borrower shall deliver or cause to be delivered to the Purchasers the following:

(a)          Within ninety (90) days after the close of each Fiscal Year, an unqualified audit report certified by BDO USA, LLP or such other independent certified public accountants selected by the Borrower and reasonably acceptable to Collateral Agent, prepared in accordance with GAAP, including consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for such Fiscal Year, all such financial statements to be prepared in accordance with GAAP and accompanied by (i) any management letter prepared by said accountants and (ii) a management summary, discussion, and analysis prepared by an authorized officer of the Borrower setting forth in narrative form all significant operational and financial events and activities affecting the Borrower and its Subsidiaries during such Fiscal Year.

(b)          Within forty-five (45) days after the close of each Fiscal Quarter beginning with June 30, 2017, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries and as of the end of such Fiscal Quarter and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, prepared in accordance with GAAP and setting forth in each case in comparative form, the figures for (i) the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year (as applicable), (ii) the immediately preceding Fiscal Quarter and (iii) the annual budget described in Section 8.1(g) for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all of which shall be prepared in an actual-to-budget comparative format in relation to the applicable annual budget described in Section 8.1(g) hereof and shall be certified by an authorized officer of the Borrower as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries, as of the respective dates thereof, and the results of operations and cash flows thereof, as of the respective dates or for the respective periods set forth therein and accompanied by a management summary, discussion, and analysis prepared by an authorized officer of the Borrower setting forth in narrative form all significant operational and financial events and activities affecting the Borrower and its Subsidiaries during such Fiscal Quarter.

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(c)          Within thirty (30) days after the close of each calendar month beginning with June 30, 2017, (i) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for such month and for the portion of the Fiscal Year ended at the end of such month, prepared in accordance with GAAP and setting forth in each case in comparative form, the figures for (A) the corresponding month and the corresponding portion of the previous Fiscal Year (as applicable) (B) the immediately preceding month, and (C) the annual budget described in Section 8.1(g) for the corresponding month and the corresponding portion of the previous fiscal year, all of which shall be prepared in an actual-to-budget comparative format in relation to the applicable annual budget described in Section 8.1(g) hereof and shall be certified by an authorized officer of the Borrower as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries, as of the respective dates thereof, and the results of operations and cash flows thereof, as of the respective dates or for the respective periods set forth therein, (ii) an accounts payable aging report and an accounts receivable aging report, each in form and substance reasonably satisfactory to the Required Purchasers, (iii) a revenue report in form and substance reasonably satisfactory to the Required Purchasers and with no less detail than such report contained in the Borrower’s financial model delivered to the Purchasers prior to the Closing Date, which report shall include by business segment: (s) revenue, (t) number of subscribers, (u) number of new subscribers added, (v) number of subscribers dropped, (w) churn (net and gross), (x) number of new customers, (y) number of customers dropped and (z) the average selling price of hardware and software, and (iv) a product line profit and loss report.

(d)          Together with the financial statements required under Sections 8.1(a), Section 8.1(b), and Section 8.1(c), a Compliance Certificate signed by an authorized officer of the Borrower (i) evidencing the Loan Parties’ compliance with the financial covenants contained in Section 9.20 hereof and (ii) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

(e)          Promptly upon receipt thereof, any reports (including, without limitation, any management letters and/or reports) submitted to the Borrower or any Subsidiary (other than reports previously delivered pursuant to Sections 8.1(a), 8.1(b) and 8.1(c) above) by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary.

(f)          Promptly upon receipt or transmission thereof, and in any event no later than two (2) Business Days after the date of such receipt or transmission, provided that the delivery thereof is not prohibited by any Requirement of Law, copies of all communications to and from Governmental Authorities regarding notice of material enforcement proceedings, complaints, inspections, and related matters addressed to the Borrower or any Subsidiary.

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(g)          As soon as available, but in any event no later than thirty (30) days after the end of the Fiscal Year, consolidated capital and operating expense budgets, projections of sources and applications of funds, balance sheets and profit and loss projections, all for each month of the applicable Fiscal Year, all itemized in detail (including itemization of provisions for officers’ compensation), together with any material revisions thereto.

(h)          Upon the request of any Purchaser, copies of the annual federal and state income Tax Returns of the Borrower and each Subsidiary for the immediately preceding year, any filings with the SEC and, if requested by any Purchaser, copies of all reports filed with any federal, state or local Governmental Authority.

(i)          Promptly upon receipt by the Borrower or any Subsidiary, written notice of any material default which has not been waived or cured, given to any such Loan Party by the holder of the Subordinated Note or any other creditor or lessor to whom the Borrower or any Subsidiary has material debt or other obligations.

(j)          Promptly upon obtaining knowledge thereof, written notice of any litigation claiming in excess of $200,000 from the Borrower or any Subsidiary, or which could be expected to otherwise have a Material Adverse Effect and copies of any pleadings associated therewith.

(k)          As soon as available, copies of all statements, reports, press releases, and other documents relating to the financial condition of the Borrower, each Subsidiary and their respective business operations as required to be furnished to any lender of the Borrower or any Subsidiary.

(l)          Promptly, and in any event within five (5) Business Days after receipt thereof by the Borrower or any Subsidiary, provided that the delivery thereof is not prohibited by any Requirement of Law, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of the Borrower or any Subsidiary.

(m)          Together with the financial statements required under Section 8.1(c), copies of any (i) board materials provided to the Board of the Borrower or any Subsidiary and (ii) a copy of the internal management FP&A package; provided that the Purchasers may be denied access to any such materials, if and to the extent the Borrower reasonably and in good faith determines (x) such denial is reasonably necessary based on the reasonable advice of counsel to preserve attorney-client privilege, (y) there exists an actual or potential conflict of interest between the Purchasers, and the Borrower or its Subsidiaries, as applicable, or (z) based on the reasonable advice of counsel, such denial is required by Applicable Laws;

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(n)          Promptly upon the filing or sending thereof, and in any event within three (3) Business Days after filing thereof, copies of all regular, periodic or special reports of any Loan Party filed with the SEC; copies of all registration statements of any Loan Party filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally; provided that filing or furnishing of such report, registration statement, proxy statement or other communication with the SEC via the EDGAR system shall be deemed to be furnishing of the same to Purchasers; or

(o)          Such other information (including non-financial information) as any Purchaser may from time to time reasonably request.

Documents required to be delivered pursuant to Section 8.1(a),(b) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Purchaser has access; provided that: (i) the Borrower shall deliver paper copies of such documents to any Purchaser upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by such Purchaser and (ii) the Borrower shall notify each Purchaser (by telecopier or electronic mail) of the posting of any such documents and provide electronic mail electronic versions (i.e., soft copies) of such documents.

The Borrower hereby acknowledges that certain of the Purchasers (each, a “Public Purchaser”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) that may be distributed to the Public Purchasers and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Purchasers to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws.

8.2          Use of Proceeds.

(a)          The Borrower shall use the proceeds of the sale of the Notes hereunder only as follows: (i) to repay that certain Term Loan Agreement, dated as of March 9, 2016, between the Numerex Corp., as lead borrower, the other borrowers party thereto from time to time, Crystal Financial LLC, as term agent, and the term lenders party thereto from time to time, (ii) for general corporate purposes and working capital requirements of the Borrower and its Subsidiaries, and (iii) to pay the closing fee and all other fees and expenses in connection with this Agreement.

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(b)          The Borrower shall not use any proceeds of the sale of the Notes hereunder to, directly or indirectly, purchase or carry any “margin stock” (as defined in Regulation U) or to extend credit to others for the purpose of purchasing or carrying any “margin stock” in violation of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

8.3          Notice of Default or Material Adverse Effect. The Borrower will give prompt notice in writing to the Purchasers upon becoming aware of the following: (a) the occurrence of any Default or Event of Default under this Agreement (such notice to specify the nature and period of existence thereof and what action the Borrower is taking (and proposes to take) with respect thereto), (b) the occurrence of any event which constitutes or which with the passage of time or giving of notice or both would constitute an event of default under any Material Contract, (c) the occurrence of any event which constitutes or which with the passage of time or giving of notice or both would constitute a default under any other Contractual Obligation which could reasonably be expected to have a Material Adverse Effect and (d) any development or other information outside the ordinary course of business of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

8.4          Conduct of Business. The Borrower will, and will cause each other Loan Party to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted or those reasonably related or ancillary thereto and do all things necessary to remain duly incorporated or organized, validly existing and in good standing as a domestic corporation or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except to the extent the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

8.5          Taxes and Claims. The Borrower will, and will cause each of its Subsidiaries to:

(a)          Timely file complete and correct United States federal and material state income and applicable foreign and material state and local Tax Returns required by law, in each case with due regard for any extension of time within which to file such Tax Return, and pay when due all material Taxes, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP, which deferment of payment is permissible so long as no Lien, other than a Permitted Lien has been entered and the Borrower’s and its Subsidiaries’ title to, and its/their right to use, its/their Properties are not materially adversely affected thereby; and

(b)          Pay and perform (i) all Obligations under this Agreement and the other Note Documents and (ii) except where failure to do so could not reasonably be expected to have a Material Adverse Effect, all other Indebtedness, obligations and liabilities in accordance with customary trade practices; provided that the Borrower or such Subsidiary may contest any item described in clause (ii) above in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

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8.6          Insurance.

(a)          The Borrower will, and will cause each of its Subsidiaries to, maintain with reputable insurance companies insurance in such amounts and covering such risks as set forth on Schedule 8.6 and is otherwise consistent with sound business practice, including, without limitation, property and casualty insurance on all of its Property, general liability insurance, workers compensation insurance, business interruption insurance, and directors and officers liability insurance and maintain such insurance as is required by the terms of any Collateral Document. All such insurance policies shall contain the provision that the Purchasers be given 30 days written notice of intent to terminate by either the Borrower or any of its Subsidiaries or insuring company, and shall name Collateral Agent as lenders loss payee or additional insured, as applicable, thereunder. The Borrower will, and will cause each of its Subsidiaries to, furnish to the Purchasers upon request full information as to the insurance carried by it.

(b)          The Borrower will, and will cause each of its Subsidiaries to, at all times keep its Property which is subject to the Lien of any Collateral Document insured in favor of the Purchasers, and all policies or certificates (or certified copies thereof) with respect to such insurance. At or prior to the Closing Date, the Borrower shall furnish certificates of insurance issued on applicable ACORD Forms with respect to property and liability insurance for the Borrower. The Borrower will, and will cause each of its Subsidiaries to, notify the Purchasers, promptly, upon receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.

(c)          If the Borrower shall fail to maintain all insurance in accordance with this Section 8.6 or to timely pay or cause to be paid the premium(s) on any such insurance, or if the Borrower shall fail to deliver all certificates with respect thereto, the Purchasers shall have the right (but shall be under no obligation) to procure such insurance or pay such premiums, and the Borrower agrees to reimburse the Purchasers, on demand, for all costs and expenses relating thereto.

8.7          Compliance with Laws and Material Agreements.

(a)          The Borrower will, and will cause each of its Subsidiaries to, comply with any and all Requirements of Law to which it may be subject including, without limitation, all Environmental Laws, and obtain any and all Licenses necessary to the ownership of its Property or to the conduct of its businesses, except, in each case, where failure to do so could not reasonably be expected to have a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, timely satisfy all material assessments, fines, costs and penalties imposed by any Governmental Authority against such Person or any Property of such Person except to the extent such assessments, fines, costs, or penalties are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary has set aside on its books adequate reserves in accordance with GAAP. The Borrower will, and will cause each of its Subsidiaries to, comply with any and all agreements or instruments evidencing Indebtedness and any other material agreement to which it is a party or by which it is bound, where such default would result in a Material Adverse Effect.

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(b)          The Borrower will file or furnish, on a timely basis in accordance with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) or in the timeframe set forth in any extension granted by the SEC, all statements, reports, schedules, forms and other documents (other than any immaterial Form 3, 4, 5 or 8-K filings or any filings relating solely to benefit plans), required to be filed or furnished with or to the SEC.

8.8          Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property (other than Property that is obsolete, surplus, or no longer used or useful in the ordinary conduct of its business) in good repair, working order and condition (ordinary wear and tear and casualty and condemnation excepted), make all necessary and proper repairs, renewals and replacements such that its business can be carried on in connection therewith and be properly conducted at all times and pay and discharge when due the cost of repairs and maintenance to its Property, and pay all rentals when due for all real estate leased by such Person.

8.9          Audits and Inspection. The Borrower will, and will cause each of its Subsidiaries to, permit the Collateral Agent, and any of its representatives or designees, to visit and inspect any of its Property, books of account, records and reports to examine, audit and make copies thereof, and to discuss its affairs, finances and accounts with, and to be advised as to the same by, its officers, managers, employees and independent certified public accountants at such times and intervals as the Collateral Agent may designate upon advance notice to the Borrower (except following the occurrence and during the continuance of an Event of Default in which case no advance notice shall be required). The reasonable and documented out-of-pocket costs and expenses associated with such activities shall be paid by the Borrower.

8.10        Issue Taxes. The Borrower shall pay all Taxes, if any, in connection with the issuance of the Notes. The obligations of the Borrower hereunder shall survive the payment of the Obligations and the termination of the Note Documents.

8.11        Employee Benefit Plans. The Borrower will, and will cause each of its Subsidiaries to, (a) keep in full force and effect any and all Plans which are presently in existence or may, from time to time, come into existence under ERISA and not withdraw from any such Plans, unless such withdrawal can be effected or such Plans can be terminated without material liability to the Borrower or its Subsidiaries, (b) make contributions to all such Plans in a timely manner and in a sufficient amount to comply in all material respects with the standards of ERISA, including, without limitation, the minimum funding standards of ERISA, (c) comply in all material respects with all requirements of ERISA, (d) notify the Purchasers promptly upon receipt by the Borrower or any Subsidiary of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Plans by the PBGC or the appointment of a trustee to administer such Plans, (e) promptly advise the Purchasers of the occurrence of any Reportable Event or non-exempt prohibited transaction (as defined in ERISA) with respect to any such Plans of which Borrower becomes aware, and (f) amend any Plan that is intended to be qualified within the meaning of Section 401 of the Code to the extent necessary to keep the Plan qualified and to cause the Plan to be administered and operated in a manner that does not cause the Plan to lose its qualified status.

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8.12        Environmental Covenants. The Borrower will, and will cause each of its Subsidiaries to:

(a)          use and operate all of its facilities and Properties in material compliance with all Environmental Laws, keep all necessary Licenses in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

(b)          promptly notify the Purchasers and provide copies upon receipt of all written claims or complaints relating to compliance of the Properties with Environmental Laws, and shall promptly seek to cure and diligently pursue and have dismissed with prejudice any such actions and proceedings to the satisfaction of the Purchasers; and

(c)          provide such information and certifications which any Purchaser may reasonably request from time to time to ensure compliance with this Section 8.12.

8.13        Website Links. The Borrower will, and will cause each of its Subsidiaries to, permit each Purchaser to place on its website a link to the Borrower’s and each of its Subsidiaries’ websites.

8.14        Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, take any action reasonably requested by any Purchaser in order to effectuate the purposes and terms contained in this Agreement or any of the Note Documents.

8.15        Board Observation. For so long as the Obligations are outstanding, the Purchasers shall have the right to appoint Martin Hale Jr. (or another Hale Capital representative acceptable to the Purchasers), by written notice to the Borrower from time to time, as an observer (the “Observer”) to the board of directors or similar governing body of the Borrower and each of its Subsidiaries (the “Board”). The Observer shall have the right to attend (which attendance may occur telephonically at the election of the Observer) and participate in all meetings of the Board and any committees thereof. The Observer shall have no right to vote on any matter presented to the Board or any committee thereof. The Borrower shall give the Observer written notice of each meeting thereof at the same time and in the same manner as the other members of the Board or such committee receive notice of such meetings. The Borrower shall permit the Observer to attend and participate in all meetings thereof. The Observer shall be entitled to receive all written materials and other information given to other members of the Board and such committees in connection with such meeting or otherwise, at the same time such materials and information are given to the other members of the Board and such committees, and the Observer shall keep such materials and information confidential, and shall abide by the Borrower’s insider trading policy. If the Borrower or any Subsidiary proposes to take any action by written consent in lieu of a meeting of the Board, then the Borrower shall give written notice thereof to the Observer describing the nature and substance of such action and including the text of such written consents. The Borrower shall pay and reimburse the reasonable and documented out-of-pocket costs and expenses of the Observer incurred in connection with traveling to and attending such meetings of the Board and committees. Notwithstanding anything contained in this Section 8.15 to the contrary, the Observer designated hereunder may be excluded from any meeting (or portion thereof), or denied access to any materials, if and to the extent the Board reasonably and in good faith determines (i) such recusal is reasonably necessary based on the advice of counsel to preserve attorney-client privilege, (ii) there exists, with respect to any deliberation or board or committee materials, an actual or potential conflict of interest between the Observer, and the Borrower or its Subsidiaries, as applicable, or (iii) based on the advice of counsel, such recusal is required by Applicable Laws.

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8.16        Intellectual Property.

(a)          At the request of the Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, the Borrower will, and will cause each Guarantor to, execute and deliver to the Collateral Agent one or more Intellectual Property Security Agreements to further evidence the Purchasers’ Lien on such Person’s Intellectual Property. The Borrower will, and will cause each Guarantor to, take the steps described in this Section 8.16 with respect to all new or acquired Intellectual Property to which the Borrower or any Guarantor is now or later becomes entitled that is necessary in the conduct of such Person’s business. The Borrower acknowledges and agrees that the Purchasers shall have no duties with respect to any Intellectual Property or Licenses of the Borrower or its Subsidiaries.

(b)          The Borrower and the Guarantors shall have the duty, with respect to Intellectual Property that is necessary in the conduct of such Person’s business (i) to prosecute diligently any trademark application or service mark application that is part of the trademarks pending as of the date hereof or hereafter, (ii) to prosecute diligently any patent application that is part of the patents pending as of the date hereof or hereafter, and (iii) to take all reasonable and necessary action to preserve and maintain all of the Borrower’s and the Guarantors’ trademarks, patents, copyrights, Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, except in cases of (i) and (ii), where Borrower, in its reasonable opinion, determines that the costs for engaging in such prosecution activities exceeds the likely benefit of continued prosecution and except in case (iii) where Borrower, in its reasonable opinion, determines that the costs of preserving and maintaining exceeds the value Borrower obtains from such preservation and maintenance. Borrower and each Guarantor shall require all employees, consultants, and contractors of the Borrower and the Guarantors who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment to the Borrower or such Guarantor of Intellectual Property rights created or developed and obligations of confidentiality. Neither the Borrower nor any Guarantor shall abandon any Intellectual Property or License that is necessary in the conduct of the Borrower’s or such Guarantor’s business.

(c)          The Borrower will, and will cause each of the Guarantors to, promptly file an application with the United States Copyright Office for any copyright that has not been registered with the United States Copyright Office if such copyright registration is necessary in connection with the conduct of such Person’s business. Any expenses incurred in connection with the foregoing shall be borne by the Borrower or the Guarantors.

(d)          Neither the Borrower nor any Guarantor shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person unless the Borrower or Guarantors have used commercially reasonable efforts to permit the assignment of or grant of a Lien in such Intellectual Property License (and all rights of the Borrower or Guarantors thereunder) to the Purchasers.

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8.17        Replacement of Notes. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Note, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity reasonably satisfactory to the Borrower (provided that an institutional Purchaser of a Note may instead deliver to the Borrower an indemnity agreement in form and substance reasonably satisfactory to the Borrower), or, in the case of any such mutilation, upon surrender and cancellation of the Note, as the case may be, the Borrower will issue a new Note of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note.

8.18        Landlord and Bailee Agreements. Each Loan Party shall (i) obtain a landlord agreement or bailee or mortgagee waivers, as applicable, from the lessor of each property leased from an Affiliate of a Loan Party and (ii) use commercially reasonable efforts to obtain a landlord agreement or bailee or mortgagee waivers, as applicable, from the lessor (other than Affiliates) of each leased property, bailee in possession of any Collateral or mortgagee of any owned property, in each case, with respect to the Borrower’s headquarters and each other location where any Collateral having a value in excess of $250,000 is stored or located, which agreement shall be reasonably satisfactory in form and substance to the Collateral Agent.

8.19        Foreign Pension Plans and Benefit Plans. None of the Loan Parties or any of their Subsidiaries maintain or contribute to, or are required to maintain or contribute to, or have any liability or contingent liability with respect to, any Foreign Benefit Plans and Foreign Pension Plans.

8.20        Post-Closing Obligations.

(a)          Collateral Access Agreements. The Loan Parties shall use commercially reasonable efforts to obtain and deliver to Collateral Agent, within thirty (30) days after the Closing Date (or any longer period Collateral Agent agrees to in its sole discretion), an executed Collateral Access Agreement (in form and substance reasonably satisfactory to Collateral Agent) with respect to each location that the Loan Parties are required to obtain Collateral Access Agreements for pursuant to Section 8.18 of this Agreement; provided that such thirty (30) day period shall be extended for an additional thirty (30) days if the Loan Parties are diligently pursuing such agreements but have not obtained them within the initial thirty (30) day period provided above.

(b)          Control Agreements.  The Loan Parties shall deliver to Collateral Agent, within thirty (30) days after the Closing Date (or any longer period Collateral Agent agrees to in its sole discretion), executed Deposit Account Control Agreements (in form and substance reasonably satisfactory to Collateral Agent)  with respect to each of the Loan Parties’ deposit accounts (other than Excluded Accounts) existing on the Closing Date.

(c)          Insurance.  The Loan Parties shall deliver to Collateral Agent, within thirty (30) days after the Closing Date (or any longer period Collateral Agent agrees to in its sole discretion), insurance endorsements (in form and substance reasonably satisfactory to Collateral Agent) naming Collateral Agent as lenders loss payee or additional insured, as applicable, and containing the provision that the Purchasers be given thirty (30) days written notice of intent to terminate such insurance policy by the Borrower, any of its Subsidiaries, or the insuring company.

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(d)          Lien Release. The Loan Parties shall deliver to Collateral Agent, within sixty (60) days after the Closing Date (or any longer period Collateral Agent agrees to in its sole discretion), evidence that each of the state tax liens listed below have been released:

(i)	State Tax Lien (GA) (File No. 3576 / 671)
(ii)	State Tax Lien (GA) (File No. 3596 / 373)
(iii)	State Tax Lien (GA) (File No. 3685 / 467)
(iv)	State Tax Lien (GA) (File No. 3726 / 681)
(v)	State Tax Lien (GA) (File No. 3769 / 558)
(vi)	State Tax Lien (GA) (File No. 3909 / 652)

(e)          Numerex Solutions, LLC. The Loan Parties shall deliver to Collateral Agent, within five (5) Business Days of the Closing Date (or such longer period Collateral Agent agrees to in its sole discretion), (i) evidence of filing of an amended and restated or amended certificate of formation for Numerex Solutions, LLC (in form and substance reasonably satisfactory to Collateral Agent) and (ii) executed resolutions of Numerex Solutions, LLC (in form and substance reasonably satisfactory to Collateral Agent) related to such certificate of formation and organizational documents of Numerex Solutions, LLC.

Article 9

NEGATIVE COVENANTS

Until the indefeasible payment in full in cash of all Obligations under the Notes (other than contingent indemnification or expense reimbursement obligations for which no claim has been made) or such later date as set forth below, the Borrower hereby covenants and agrees with the Purchasers as follows:

9.1          Distributions. The Borrower will not, and will not cause or permit any of its Subsidiaries to, make or declare or incur any liability to make any Distributions in respect of the Capital Stock of the Borrower, except that (i) a Subsidiary of the Borrower may declare and pay dividends on its outstanding Capital Stock to the Borrower or to a Wholly-owned Subsidiary of the Borrower that is a Loan Party; and (ii) the Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its Capital Stock.

9.2          Indebtedness. The Borrower will not, and will not cause or permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness (directly or indirectly), except:

(a)          the Obligations;

(b)          Indebtedness existing on the date hereof and described in Schedule 9.2;

(c)          Capital Lease Obligations and purchase money Indebtedness in an aggregate amount not to exceed $2,500,000 at any time outstanding;

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(d)          endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

(e)          Indebtedness with respect to surety and appeal bonds, performance bonds, bid bonds, completion guarantees and similar obligations incurred in the ordinary course of business;

(f)          Indebtedness owed to any Person providing property, casualty, liability, or other insurance to the Borrower or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year, and which, in all cases, does not exceed $550,000 outstanding at any time;

(g)          accrual of interest, accretion or amortization of original issue discount, in each case, on Indebtedness permitted hereunder;

(h)          Indebtedness in respect of bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances issued for the account of the Borrower or any Subsidiary in the ordinary course of business, including guarantees or obligations of the Borrower or any Subsidiary with respect to letters of credit supporting such bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances (in each case other than for an obligation for money borrowed); provided that neither the Borrower nor any Domestic Subsidiary shall incur such Indebtedness for the account of, for the benefit of, or in support of any Foreign Subsidiary;

(i)          Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts that are promptly repaid incurred in the ordinary course of business;

(j)          unsecured Indebtedness in the ordinary course of business in respect of the following bank products or services extended to any Loan Party in an aggregate amount not to exceed $300,000 at any time: (i) cash management services and (ii) commercial credit card and merchant card services; and

(k)          the Subordinated Note Obligations in an aggregate principal amount not to exceed $5,000,000 (which aggregate principal amount permitted under this Section 9.2(k) shall be reduced by the amount of any payments of principal made pursuant to Section 9.17).

9.3          Mergers. The Borrower will not merge or consolidate with or into any other Person other than with another Loan Party in a transaction in which the Borrower is the surviving entity. The Borrower will not cause or permit any of its Subsidiaries to, merge or consolidate with or into any other Person that is not a Loan Party, and no Domestic Subsidiary will merge or consolidate with any Foreign Subsidiary unless the surviving entity is a Loan Party that is a Domestic Subsidiary.

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9.4          Sales of Assets. The Borrower will not, and will not cause or permit any of its Subsidiaries to, sell, assign, License, lease, convey, exchange, transfer or otherwise dispose of its Property (each, a “Disposition”) (including, without limitation, any Capital Stock of any Subsidiary owned by the Borrower or another Subsidiary) to any other Person, except:

(a)          Dispositions of Inventory in the ordinary course of business;

(b)          Dispositions of obsolete, worn-out or surplus assets no longer used or usable in the business of the Borrower or any of its Subsidiaries in the ordinary course of business;

(c)          leases, licenses or sublicenses of real or personal property in the ordinary course of business, in each case subject to the Liens granted under the Note Documents;

(d)          Investments in compliance with Section 9.5(b);

(e)          Dispositions, settlements and writeoffs of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business and in an aggregate amount not to exceed $450,000 in any fiscal year;

(f)          Dispositions of Property to the extent that (i) such Property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property and, in each case, so long as Collateral Agent has a Lien with respect to such replacement property with the same priority as the Lien of Collateral Agent with respect to the Property disposed of;

(g)          subject to Section 3.2(c)(ii), Dispositions which constitute, or which are subject to, a casualty event;

(h)          Dispositions by any Loan Party to any other Loan Party; and

(i)          (i) any lapse of Intellectual Property by any Loan Party that is not economically desirable in the conduct of the Loan Parties’ business or (ii) any abandonment of Intellectual Property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), such lapse is not materially adverse to the interests of the Purchasers and such Intellectual Property is not then being used by the Loan Parties in the ordinary course of business.

9.5          Investments and Acquisitions. The Borrower will not, and will not cause or permit any of its Subsidiaries to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except for:

(a)          Cash Equivalent Investments, subject to Deposit Account Control Agreements in favor of the Collateral Agent on behalf of the Purchasers or otherwise subject to a perfected security interest in favor of the Collateral Agent on behalf of the Purchasers, and purchases of assets in the ordinary course of business;

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(b)          Investments (including intercompany loans) in Wholly-owned Domestic Subsidiaries that are Loan Parties so long as the Collateral Agent has a first priority, perfected Lien in any intercompany loans and has received an intercompany note evidencing such intercompany loans, together with transfer powers executed in blank in connection therewith;

(c)          Investments comprised of (i) accounts receivables or notes payable owing to the Borrower or Subsidiary if created or acquired in the ordinary course of business, (ii) endorsements of negotiable instruments held for collection in the ordinary course of business or (iii) lease, utility and other similar deposits made in the ordinary course of business;

(d)          Investments in securities of trade creditors, customers, suppliers or account debtors received in satisfaction or partial satisfaction of obligations owing to it or upon foreclosure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors, customers, suppliers or account debtors;

(e)          deposits of cash made in the ordinary course of business to secure performance of operating leases permitted hereunder;

(f)          Investments existing on the Closing Date and set forth on Schedule 9.5; and

(g)          extensions of payment terms made to customers in the ordinary course of business.

9.6          Liens. The Borrower will not, and will not cause or permit any of its Subsidiaries to, create, incur or suffer to exist, any Lien in, of or on its or their Property (whether now owned or hereafter acquired, or upon any income, profits or proceeds therefrom), except the following (“Permitted Liens”):

(a)          Subject to Section 8.5 hereof, Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, so long as the Borrower’s or Subsidiary’s title to, and its right to use, its Properties are not materially adversely affected thereby;

(b)          Subject to Section 8.5 hereof, Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, so long as the Borrower’s or Subsidiary’s title to, and its right to use, its Properties are not materially adversely affected thereby;

(c)          Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

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(d)          (i) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character, as arise in the ordinary course of business and that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary course of business of the Borrower or any Subsidiary and (ii) minor defects in title, in each case, which do not materially interfere with the conduct of the Borrower’s and its Subsidiaries’ business or the utilization thereof in the business of the Borrower or its Subsidiaries;

(e)          Liens existing on the date hereof and described in Schedule 9.6;

(f)          Liens securing the Obligations;

(g)          Liens securing Indebtedness permitted under Section 9.2(c); provided that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired;

(h)          Liens arising out of judgments, attachments or awards not resulting in an Event of Default under Section 10.1(i) or securing appeal or other surety bonds relating to such judgments;

(i)          Liens (i) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (ii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers;

(j)          leases, licenses or sublicenses of the properties of the Borrower or its Subsidiaries, in each case as otherwise permitted under Section 9.4 hereof and entered into in the ordinary course of the Borrower’s or its Subsidiaries’ business so long as such leases, licenses or sublicenses do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of the Borrower or its Subsidiaries, or (ii) materially impair the use (for its intended purposes) or the value of the property subject thereto;

(k)          (i) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalent Investments on deposit in one or more accounts maintained by the Borrower or its Subsidiaries, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements and (ii) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

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(l)          the filing of UCC financing statements solely as a precautionary measure in connection with operating leases otherwise permitted hereunder;

(m)          Liens on cash and Cash Equivalent Investments held in an Excluded Account securing reimbursement obligations in respect of letters of credit and related Indebtedness permitted to be incurred hereunder, and in any event, not securing more than $300,000 of Indebtedness in the aggregate at any time;

(n)          statutory Liens of landlords and lessors in respect of rent not in default;

(o)          the title and interest of a lessor or sublessor in and to personal property leased or subleased, in each case extending only to such personal property; and

(p)          non-exclusive licenses of Intellectual Property rights in the ordinary course of business.

9.7          Capital Expenditures; Operating Leases.

(a)          The Borrower will not, and will not cause or permit any of its Subsidiaries to, make any Capital Expenditure if the sum of the aggregate amount of all Capital Expenditures of the Borrower and its Subsidiaries on a pro forma basis (calculated as if the Capital Expenditure in question was on made on the last day of the most recently ended month) in the trailing twelve month period most recently ended on a combined basis would exceed $1,300,000.

(b)          The Borrower will not, and will not cause or permit any of its Subsidiaries to, enter into any operating lease if the sum of the aggregate amount of all expenditures under operating leases (excluding the operating lease with respect to the property located at 3330 Cumberland Boulevard, Atlanta, GA 30339) made or required to be made by the Loan Parties on a combined basis during such Fiscal Year would exceed $1,000,000.

9.8          Licenses. The Borrower will not, and will not cause or permit any of its Subsidiaries to, grant any rights or Licenses to any IP Rights of the Borrower or its Subsidiaries other than non-exclusive rights or Licenses granted in the ordinary course of business.

9.9          Affiliates. Except as otherwise permitted by Section 9.21 and the Subordinated Note, the Borrower will not, and will not cause or permit any of its Subsidiaries to, enter into any transaction or arrangement (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate, except for transactions permitted by this Agreement and transactions in the ordinary course of business and pursuant to the reasonable requirements of the Borrower’s or such Subsidiary’s operating business and upon fair and reasonable terms that are fully disclosed to the Purchasers and that are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate.

9.10        Permitted Hedging Arrangements. The Borrower will not, and will not cause or permit any of its Subsidiaries to, enter into Hedging Agreements or become liable for liabilities arising from Hedging Agreements.

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9.11        Sale and Leaseback Transactions and Other Off-Balance Sheet Liabilities. The Borrower will not, and will not cause or permit any of its Subsidiaries to, enter into or suffer to exist any (a) Sale and Leaseback Transaction which is not a Capital Lease or (b) any other transaction pursuant to which the Borrower or any Subsidiary incurs or has incurred Off-Balance Sheet Liabilities.

9.12        Contingent Obligations. The Borrower will not, and will not cause or permit any of its Subsidiaries to, make or suffer to exist any Contingent Obligation (other than indemnities to officers and directors to the extent permitted by applicable law), except Contingent Obligations arising from the Collateral Documents, or existing on the Closing Date as permitted Indebtedness or permitted by Section 9.2.

9.13        Subsidiaries.

(a)          If the Borrower or any Subsidiary creates, forms or acquires any Domestic Subsidiary on or after the date of this Agreement, the Borrower will, and will cause such Subsidiaries to, contemporaneously with the creation, formation or acquisition of such new Domestic Subsidiary (or at such later time as the Collateral Agent may agree in writing), (i) grant to Collateral Agent a perfected security interest in and Lien on all of the issued and outstanding Capital Stock of such Domestic Subsidiary, in order to secure the Obligations and (ii) cause such Domestic Subsidiary to join the Guaranty and Collateral Agreement and secure said Obligations as a “Grantor” under the Guaranty and Collateral Agreement with a perfected security interest in and Lien on all of the accounts, Inventory, documents, instruments, chattel paper, general intangibles, goods, machinery, equipment, investment property, other tangible and intangible personal property, real property and other assets and the books and records of such Subsidiary and the thereof (except that, with respect to property of such Domestic Subsidiary that constitutes Capital Stock in a Foreign Subsidiary, any such pledge, security interest or Lien shall be limited to sixty-five percent (65%) of the voting Capital Stock of such Foreign Subsidiary), all pursuant to the Guaranty and Collateral Agreement.

(b)          Neither the Borrower nor any Subsidiary shall create, form, or acquire any Foreign Subsidiary without the express written consent of the Collateral Agent.

(c)          No Subsidiary shall at any time acquire any material assets or operations unless such Subsidiary shall have complied with the requirements of this Section 9.13 applicable to newly created, formed or acquired Subsidiaries.

9.14        Real Property. As soon as practicable after any permitted acquisition of real property or lease (as lessee), the Borrower will, and will cause each of its Subsidiaries to, deliver a perfected mortgage Lien in favor of the Collateral Agent on any acquired real property of the Borrower or Subsidiary, collateral assignment of lease and Collateral Access Agreement on any real property leased by the Borrower or Subsidiary, and such insurance policies, opinions of counsel and related documents as the Collateral Agent may reasonably request (all in form and substance acceptable to the Collateral Agent).

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9.15        Modifications of Charter Documents. The Borrower will not permit, and will cause each of its Subsidiaries not to permit, such Person’s Charter Documents to be amended or modified in any way that could reasonably be expected to materially or adversely affect the interests of the Purchasers.

9.16        Fiscal Year. The Borrower will not, and will not cause or permit any of its Subsidiaries to, change its Fiscal Year so that it ends on other than the last day of December.

9.17        Payments on Subordinated Note. The Borrower will not, and will not cause or permit any of its Subsidiaries to, make any payment or repurchase or declare or set aside any amount for payment or repurchase of principal, interest or other amount on or with respect to the Subordinated Note except as permitted by the subordination terms thereof; provided that from the Closing Date until July 1, 2018 the Borrower (or any of its Subsidiaries) may make payments or repurchases of the Subordinated Note in accordance with the terms thereof in an aggregate amount not to exceed $5,000,000 so long as no Default or Event of Default shall have occurred and be continuing at the time of such repurchase or prepayment or would result therefrom.

9.18        Restrictive Agreements. The Borrower will not, and will not cause or permit any of its Subsidiaries to, become or be a party to any contract or agreement which materially impairs such Person’s ability to perform under this Agreement, or under any other Note Document.

9.19        Use of Purchasers’ Names. Neither the Borrower nor any Subsidiary shall use any Purchaser’s name in connection with any of its business operations. Nothing herein contained is intended to permit or authorize the Borrower or its Subsidiaries to make any contract on behalf of any Purchaser.

9.20        Financial Covenants. The Borrower and its Subsidiaries, on a consolidated basis, shall not:

(a)          Minimum EBITDA. As of the last day of any Fiscal Quarter on or after June 30, 2017, permit (i) EBITDA less (ii) consolidated Capitalized Software Costs of the Borrower and its Subsidiaries, in each case, for each Fiscal Quarter period then ended to be less than the amount set forth across from such Fiscal Quarter in the table below:

Fiscal Quarter Ending	Minimum Amount
June 30, 2017	$580,000
September 30, 2017	$1,000,000
December 31, 2017	$1,500,000
March 31, 2018 and each Fiscal Quarter thereafter	$1,750,000

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(b)          [Reserved].

(c)          Minimum Total Liquidity. As of the last day of any calendar month ending on or after the Closing Date, permit Minimum Total Liquidity to be less than the amount set forth across from such fiscal month in the table below:

Month Ending	Minimum Amount
Each calendar month end ending after the Closing Date through and including the calendar month ending September 30, 2017	$10,500,000
Each calendar month end ending after September 30, 2017 through and including the calendar month ending June 30, 2018	$11,000,000
Each calendar month end ending after June 30, 2018through and including the calendar month ending December 31, 2018	$12,500,000
Each calendar month end ending after December 31, 2018 and each calendar month end thereafter	$14,000,000

(d)          Minimum Liquidity. (i) At any time after the Closing Date through and including July 1, 2018, permit Minimum Liquidity to be less than $5,000,000 and (ii) at any time after July 1, 2018 through and including the Maturity Date, permit Minimum Liquidity to be less than $6,000,000.

(e)          Minimum Monthly Recurring Revenue.

(i)          As of the last day of any calendar month ending on or after the Closing Date, permit the actual minimum Monthly Recurring Revenue, averaged on a trailing three (3) month basis, to be less than the projected total minimum Monthly Recurring Revenue as set forth in Schedule 9.20(e) and calculated in the manner described in Schedule 9.20(e).

(ii)          As of the last day of any calendar month ending on or after the Closing Date, permit the sum of the trailing 6 month actual Monthly Recurring Revenue for the Uplink line of business (which shall be consistent with the breakout for such line of business provided in that certain model dated as of June 1, 2017 and delivered to the Purchasers prior to the Closing Date), to be less than $8,000,000. For purposes of testing the trailing Monthly Recurring Revenue, the six-month actual results will be calculated as the sum of the test month plus the five previous months’ actual results for the Uplink line of business.

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9.21        Management Fees; Board Fees. The Borrower will not, and will not cause or permit any of its Subsidiaries to, pay any management, advisory or other similar fee to any Person, except with respect to (a) payment of reasonable compensation to officers, employees, and Affiliates for actual services rendered to the Loan Parties and their Subsidiaries and reimbursement of actual out-of-pocket expenses, in all cases, in the ordinary course of business, (b) payment of reasonable directors’ fees in an aggregate amount of cash compensation not to exceed $60,000 per director, per calendar year, and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director and committee meetings and (c) payment of non-cash equity-based compensation to directors.

9.22        Deposit Accounts. Unless consented to in advance in writing by the Purchasers, the Borrower and its Subsidiaries shall not: (i) establish or maintain any deposit account or securities account that is not subject to an account control agreement in favor of the Collateral Agent, (ii) deposit any payment items or the proceeds of any Note into a deposit account or securities account that is not subject to an account control agreement in favor of Collateral Agent or (iii) close or modify the terms governing any existing deposit account in a manner adverse to the Purchasers; provided, however, that the foregoing shall not apply to any Excluded Account.

9.23         Modifications of Subordinated Note. The Borrower shall not directly or indirectly amend, terminate or otherwise modify (or permit any amendment, termination or modification of), including waivers of material rights or remedies thereunder, the Subordinated Note which in any case (i) is contrary to the terms of this Agreement or any other Note Document, (ii) is in contravention of the amendment restrictions set forth in the Subordinated Note as in effect on the Closing Date or (iii) could reasonably be expected to be materially adverse to the rights, interests or privileges of the Collateral Agent or the Purchasers or their ability to enforce the same.

9.24        No Negative Pledges. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, (a) create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Loan Party or Subsidiary to pay dividends or make any other distribution on any of such Loan Party’s or Subsidiary’s Capital Stock or to pay fees, including management fees, or make other payments and distributions to the Borrower or any other Loan Party, or to make loans or advances to the Borrower, or to transfer any of the properties or assets of such Subsidiary to the Borrower, or (b) enter into, assume or become subject to any Contractual Obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of the Collateral Agent, whether now owned or hereafter acquired; provided that the foregoing in this Section 9.24 shall not apply to restrictions and conditions (i) imposed by Requirements of Law, (ii) imposed by the Note Documents, (iii) existing on the date hereof and identified on Schedule 9.24 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iv) to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted by the terms of this Agreement, (v) clause (b) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness (including Capital Lease Obligations) permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (b) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

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9.25        Accounts Payable. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, allow the accounts or notes payable to (i) the suppliers set forth on Schedule 9.25, (ii) any successors of such suppliers set forth on Schedule 9.25 and (iii) any network provider that is providing network services for 20% or more of the Loan Parties’ subscribers to be overdue for more than thirty (30) days past the invoice date for such accounts payable.

9.26        Passive Foreign Investment Company. No Loan Party shall become “passive foreign investment company,” as defined in Section 1297 of the Code.

Article 10

EVENTS OF DEFAULT

10.1        Events of Default. An “Event of Default” shall occur hereunder upon:

(a)          Failure of the Borrower to pay the principal of any Note (or any installment thereof) as and when due (whether at scheduled maturity, upon acceleration or otherwise), or failure of the Borrower to pay within one (1) Business Day after the same shall become due (i) any interest upon any Note, (ii) any fees or any other Indebtedness or Obligations to the Purchasers or (iii) any other obligations under any of the Note Documents.

(b)          Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to any Purchaser under or in connection with this Agreement, the Notes or any other Note Document or any certificate or information delivered in connection with any of the foregoing shall be materially false when made.

(c)          Failure of the Borrower or any of its Subsidiaries to comply with any term, covenant, or provision contained in Sections 8.1(a), 8.1(b), 8.1(c), 8.1(d), 8.1(g), 8.2, 8.3 (other than (d)), 8.6, 8.15, 8.20 or Article 9 of this Agreement.

(d)          Failure of the Borrower or any of its Subsidiaries to perform or observe any other term, covenant or provision contained in this Agreement (other than those specified elsewhere in this Section 10.1) or any other Note Document and any such failure shall remain unremedied for thirty (30) days after occurrence.

(e)          (i) Failure of the Borrower or any of its Subsidiaries to pay when due or within any applicable grace period therefor any payments under any Indebtedness (other than the Obligations) in excess of $150,000 (which, for purposes of clarity, shall include the Subordinated Note) or (ii) the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any other term, provision or condition contained in any agreement, contract or instrument under which any such Indebtedness was created or is governed, the effect of which default is to cause, or to permit the holder or holders of such other Indebtedness to cause, such Indebtedness to become due prior to its stated maturity, or (iii) any other event shall occur or condition exist, the effect of which event or condition is to cause, or to permit the holder or holders of such other Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or (iv) any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or (v) the Borrower or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due.

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(f)          The Borrower or any Subsidiary shall (i) file or consent to the entry of an order for relief with respect to it under any federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (iv) institute any proceeding seeking an order for relief under any federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law as now or hereafter in effect seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any such law relating to bankruptcy, insolvency or reorganization or relief of debtors, fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it or file an answer admitting the material allegations of a petition filed against itself in any such proceeding, (v) dissolve, wind up or liquidate, (vi) take any corporate, organizational or similar action to authorize or effect any of the foregoing actions set forth in this Section 10.1(f), or (vii) fail to contest in good faith any appointment or proceeding described in Section 10.1(g).

(g)         Without the application, approval or consent of the Borrower or any Subsidiary, as applicable, a receiver, trustee, examiner, liquidator or similar official shall be appointed for such Loan Party or any substantial part of its Property, or a proceeding described in Section 10.1(f) shall be instituted against such Loan Party and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 45 consecutive days.

(h)         Any court, government, or Governmental Authority shall condemn, seize or otherwise appropriate, or take custody or control of, all or any material portion of the Property of the Borrower or any Subsidiary.

(i)          The Borrower or any Subsidiary shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money aggregating in excess of $250,000 (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

(j)          The occurrence of a Reportable Event with respect to any Plan; the filing of a notice of intent to terminate a Plan by the Borrower, any ERISA Affiliate or any Subsidiary, the institution of proceedings to terminate a Plan by the PBGC or any other Person; the withdrawal in a “complete withdrawal” or a “partial withdrawal” as defined in Sections 4203 and 4205, respectively, of ERISA by the Borrower, any ERISA Affiliate or any Subsidiary of the Borrower from any Multiemployer Plan; the incurrence of any material increase in the contingent liability of the Borrower or any of its Subsidiaries with respect to any “employee welfare benefit plan” as defined in Section 3(1) of ERISA which covers retired employees and its beneficiaries; or the Unfunded Liabilities of all Single Employer Plans shall exceed (in the aggregate) $250,000, in each such case which, either individually or in the aggregate, would be reasonably expected to result in liability to any Loan Party in excess of $250,000.

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(k)          The institution by the Borrower, any ERISA Affiliate or any Subsidiary of steps to terminate any Plan if, in order to effectuate such termination, the Borrower, such ERISA Affiliate or such Subsidiary, as the case may be, would be required to make a contribution to such Plan, or would incur a liability or obligation to such Plan, in excess of $250,000, or the institution by the PBGC of steps to terminate any Plan, which would reasonably be expected to result in material liability to any Loan Party.

(l)           The Borrower or any Subsidiary shall (i) be the subject of any proceeding pertaining to the release by the Borrower, any such Subsidiary or any other Person of any Hazardous Material into the environment, or (ii) violate any Environmental Law, which, in either case could reasonably be expected to have a Material Adverse Effect.

(m)         Any breach by the Borrower or the holders of the Subordinated Note of the subordination provisions set forth therein.

(n)         Any Collateral Document shall for any reason fail to create a valid and perfected first priority (subject to any Permitted Liens) security interest in any collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document.

(o)          The occurrence of a Change of Control.

(p)          The occurrence of a Material Adverse Effect.

(q)          The subordination provisions set forth in Section 5 of the Subordinated Note or any subordination or intercreditor agreement relating to any other Indebtedness of any Loan Party subordinated to the Obligations, or any subordination provisions of any note or other document running to the benefit of the Collateral Agent or Purchasers in respect of such Indebtedness, shall cease for any reason to be in full force and effect or any Loan Party or any of their Subsidiaries shall so assert in writing.

(r)          Borrower’s SEC reporting obligations under the Securities Exchange Act of 1934, as amended, are terminated or Borrower’s Capital Stock are delisted from The Nasdaq Stock Market and not listed on any other national stock exchange (for the avoidance of doubt a “national stock exchange” shall not include OTC Bulletin Board or any other similar over the counter exchange).

(s)          Any Loan Party or any material Subsidiary shall be enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business.

(t)          Any Loan Party or any of its Subsidiaries shall be convicted under any criminal law that could lead to a forfeiture of any property of such Person where either (i) the property subject to forfeiture has a fair market value of $500,000 or more, or (ii) the forfeiture of such property could reasonably be expected to have a Material Adverse Effect.

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10.2        Acceleration. If an Event of Default occurs and is continuing under Section 10.1(f), or (g) or clause (v)(B) of Section 10.1(e), then the outstanding principal of and interest on the Notes shall automatically become immediately due and payable along with the Prepayment Fee, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Required Purchasers, by written notice to the Borrower, may declare the principal of and interest on the Notes to be due and payable immediately along with the Prepayment Fee. Upon any such declaration of acceleration, such principal and interest shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and the Collateral Agent (acting at the direction of the Required Purchasers) shall be entitled to exercise all of its rights and remedies hereunder and under such Note or any other Note Document whether at law or in equity.

10.3        Set-Off. Upon the occurrence and during the continuation of an Event of Default, in addition to all other rights and remedies that may then be available to any Purchaser of any Note, each Purchaser of any Note and the Collateral Agent is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) to set off and apply any and all Indebtedness at any time owing by such Purchaser or the Collateral Agent to or for the credit or the account of the Borrower or any of its Subsidiaries against all amounts which may be owed to such Purchaser or the Collateral Agent by the Borrower or any of its Subsidiaries in connection with this Agreement or any other Note Document. If any Purchaser of the Notes shall obtain from the Borrower payment of any principal of or interest on any Note held by it or payment of any other amount under this Agreement or such Note held by it or any other Note Document through the exercise of any right of set-off, and, as a result of such payment, such Purchaser shall have received a greater percentage of the principal, interest or other amounts then due to such Purchaser under the Note Documents than the percentage received by any other Purchaser, it shall promptly make such adjustments (including without limitation purchasing risk participations) with such other Purchaser from time to time as shall be equitable, to the end that all the Purchasers of the Notes shall share the benefit of such excess payment (net of any expenses which may be incurred by such Purchaser in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Notes or other amounts (as the case may be) owing to each of the Purchasers of the Notes. To such end, all Purchasers of the Notes shall make appropriate adjustments among themselves if such payment is rescinded or must otherwise be restored. Any Purchaser of the Notes taking action under this Section 10.3 shall promptly provide notice to the Borrower of any such action taken; provided that the failure of such Purchaser to provide such notice shall not prejudice its rights hereunder.

10.4        Suits for Enforcement. In case any one or more Events of Default described in Section 10.1 shall have occurred and be continuing, unless such Events of Default shall have been waived, the Purchaser of each Note with respect to which any such Event of Default has occurred may proceed to protect and enforce its rights under this Article 10 by suit in equity or action at law. It is agreed that in the event of any such action, or any action between the Purchasers of the Notes and the Borrower (including its officers and agents) in connection with a breach or enforcement of this Agreement, the Purchasers of the Notes shall be entitled to receive all reasonable and documented out-of-pocket fees, costs and expenses incurred, including without limitation such fees and expenses of outside counsel (whether or not litigation is commenced) and fees, costs and expenses of appeals.

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10.5        License. The Borrower and its Subsidiaries hereby grant to the Collateral Agent a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property rights of the Borrower or Subsidiary for the purpose of: (a) completing the manufacture of any in-process materials following any Event of Default so that such materials become saleable inventory, all in accordance with the same quality standards previously adopted by the Borrower or Subsidiary for its own manufacturing; and (b) selling, leasing or otherwise disposing of any or all collateral following any Event of Default.

Article 11

INDEMNIFICATION

11.1        Indemnification. In addition to all other sums due hereunder or provided for in this Agreement, the Borrower shall indemnify and hold harmless each Purchaser, the Collateral Agent, its respective Affiliates and each of its respective managers, officers, directors, agents, employees, Subsidiaries, partners, members, attorneys, accountants and controlling persons (each, an “Indemnified Party”) to the fullest extent permitted by law from and against any and all reasonable and documented out-of-pocket losses, claims, damages, expenses (including, without limitation, fees, disbursements and other charges of outside counsel and costs of investigation incurred by an Indemnified Party in any action or proceeding between the Borrower (or any of its Subsidiaries) and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) or other liabilities or losses (collectively, “Liabilities”), in each case resulting from or arising out of any breach of any representation or warranty, covenant or agreement of the Borrower or any of its Subsidiaries in this Agreement or any other Note Document, including without limitation, the failure to make payment when due of amounts owing pursuant to this Agreement or any other Note Document, on the due date thereof (whether at the scheduled maturity, by acceleration or otherwise) or any legal, administrative or other actions (including, without limitation, actions brought by any holders of equity or Indebtedness of the Borrower or any of its Subsidiaries or derivative actions brought by any Person claiming through or in the Borrower’s or any such Subsidiary’s name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of the Note Documents, the transactions contemplated thereby, or any Indemnified Party’s role therein or in the transactions contemplated thereby, or the gross negligence or willful misconduct of the Borrower or any of its Affiliates and its respective directors, officers, and employees; provided, however, that the Borrower shall not be liable under this Section 11.1 to an Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or gross negligence of an Indemnified Party; provided, further, that if and to the extent that such indemnification is unenforceable for any reason, the Borrower shall make the maximum contribution to the payment and satisfaction of such Liabilities which shall be permissible under Applicable Laws. In connection with the obligation of the Borrower to indemnify for expenses as set forth above, the Borrower further agrees, upon presentation of appropriate invoices, to reimburse each Indemnified Party for all such reasonable and documented out-of-pocket expenses (including, without limitation, fees, disbursements and other charges of outside counsel and costs of investigation incurred by an Indemnified Party in connection with any Liabilities) as they are incurred by such Indemnified Party. The obligations of the Borrower under this Section 11.1 shall survive the payment in full of the other Obligations and the termination of this Agreement.

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11.2        Procedure; Notification. Each Indemnified Party under this Article 11 will, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Borrower under this Article 11, notify the Borrower in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Borrower of any such action shall not relieve the Borrower from any liability which it may have to such Indemnified Party, except to the extent that such omission impairs the Borrower’s ability to defend the action, claim or other proceeding. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Borrower of the commencement thereof, the Borrower shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its judgment; provided that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which the Borrower, on the one hand, and an Indemnified Party, on the other hand, is, or may become, a party, such Indemnified Party shall have the right to employ separate counsel at the Borrower’s expense and to control its own defense of such action, claim or proceeding if, in the opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Borrower, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Borrower agrees that it will not, without the prior written consent of the Required Purchasers, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchaser and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

Article 12

MISCELLANEOUS

12.1        Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of any Purchaser, acceptance of the Notes and payment therefor, or termination of this Agreement. Except as otherwise expressly provided by its terms, this Agreement and each other Note Document shall terminate and be of no further force and effect on the earlier of (a) the date on which the Obligations (other than contingent indemnification obligations for which no claim has been made) have been satisfied in full in cash, as set forth in writing by the Purchasers, and (b) such time as the parties hereto mutually agree to the termination thereof.

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12.2        Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, or email (with receipt confirmed), courier service or personal delivery:

(a)          if to Collateral Agent:

HCP-FVF, LLC

c/o Hale Capital Partners, LP

17 State Street, Suite 3230

New York, NY 10004

Email: martin@halefunds.com

Telephone: (212) 751-8807

Fax: (212) 751-1201

Attention: Martin M. Hale, Jr.

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP

One International Place

Boston, MA 02110

Email: SBoyko@proskauer.com

Telephone: (617) 526-9770

Fax: (617) 526-9899

Attention: Stephen A. Boyko

(b)          if to the Purchasers:

HCP-FVF, LLC

c/o Hale Capital Partners, LP

17 State Street, Suite 3230

New York, NY 10004

Email: martin@halefunds.com

Telephone: (212) 751-8807

Fax: (212) 751-1201

Attention: Martin M. Hale, Jr.

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP

One International Place

Boston, MA 02110

Email: SBoyko@proskauer.com

Telephone: (617) 526-9770

Fax: (617) 526-9899

Attention: Stephen A. Boyko

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(c)          if to the Borrower or any Subsidiary:

Numerex Corp.

400 Interstate North Parkway, 13th Floor

Atlanta, GA 30339

Email: kgayron@numerex.com

ehyun@numerex.com

Telephone:    (770) 615-1410

(770) 615-1431

Attention: Kenneth Gayron

 Eugene Hyun

With a copy (which shall not constitute notice) to:

Andrew J. Ryan

The Ryan Law Group LLP

14 E. 4th St., Suite 406

New York, NY 10012

Email: ar@trlg-llp.com

Telephone: 212-944-7300

All such notices and communications shall be deemed to have been duly given: if personally delivered, when delivered by hand; if mailed, five (5) Business Days after being deposited in the mail, postage prepaid; if delivered by courier, one (1) Business Day after being deposited with a reputable overnight courier, with charges prepaid; if faxed, upon confirmation as successfully sent by the sender's fax machine; or if emailed, when receipt is acknowledged.

12.3        Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, each Purchaser may, with the consent of the Collateral Agent and upon notice to, but without the consent of the Borrower, transfer the Notes held by it in whole or in part and may assign its rights under the Note Documents to one or more assignees; provided that any such transfer or assignment by a Purchaser to one or more of its Affiliates or Approved Funds may be made at any time without requiring the consent of the Required Purchasers or any other Person; provided further that, so long as no Event of Default has occurred and is continuing, any such assignee is not a Prohibited Transferee. In addition, each Purchaser may at any time, without the consent of, or notice to, the Borrower sell participations to any Person in all or a portion of such Purchaser’s rights and/or obligations under this Agreement and the other Note Documents; provided that such Purchaser’s obligations under this Agreement and the other Note Documents shall remain unchanged, and the Borrower shall continue to deal solely and directly with such Purchaser, as the case may be, in connection with the provisions of this Agreement and the other Note Documents. Notwithstanding anything herein to the contrary, no assignments may be made to, and no participations may be sold to, a Loan Party or any of its Affiliates, except pursuant to the purchase option set forth in the Subordinated Note. Notwithstanding anything herein to the contrary, any Purchaser may, at any time, create a security interest in, pledge or assign, all or any portion of its rights under and interest in the Note Documents and the Notes in favor of any secured creditor of such Purchaser, and such secured creditor may enforce such pledge or security interest in any manner permitted under Applicable Law. Neither the Borrower nor any Subsidiary may assign any of its rights, or delegate any of its obligations, under this Agreement, the Notes without the prior written consent of the Required Purchasers, and any such purported assignment by the Borrower or any such Subsidiary without the written consent of the Required Purchasers shall be void and of no effect. Except as provided in Article 11, no Person other than the parties hereto and its successors and permitted assigns is intended to be a beneficiary of any of the Note Documents.

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12.4        Amendment and Waiver.

(a)          No failure or delay on the part of any of the parties hereto in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

(b)          Any amendment, waiver, supplement or modification of or to any provision of this Agreement or the Notes and any consent to any departure by any party from the terms of any provision of this Agreement or the Notes, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Required Purchasers and (ii) only in the specific instance and for the specific purpose for which made or given; provided that, notwithstanding the foregoing, without the prior written consent of the Purchaser affected thereby, an amendment, waiver, supplement or modification of this Agreement, the Notes or any consent to departure from a term or provision hereof or thereof may not: (A) reduce the rate of or extend the time for payment of principal or interest on the Notes; (B) reduce the principal amount of the Notes; (C) make the Notes payable in money other than that stated in the Notes; (D) reduce the amount or extend the time of payment of fees or other compensation payable to the Purchasers hereunder; or (E) change any provision of this Section 12.4(b) or the definition of “Required Purchasers” or any other provision specifying the number or percentage of Purchasers required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder.

(c)          Except where notice is specifically required by this Agreement, no notice to or demand on the Borrower or any of its Subsidiaries in any case shall entitle the Borrower or any of its Subsidiaries to any other or further notice or demand in similar or other circumstances.

12.5        Signatures; Counterparts. Facsimile and electronic transmissions of any executed original document and/or retransmission of any executed facsimile or electronic transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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12.6        Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

12.7        GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

12.8       JURISDICTION, JURY TRIAL WAIVER, ETC.

(a)          EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR ANY APPELLATE COURT FROM ANY THEREOF, AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12.2, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

(b)          TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER NOTE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE LOAN PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PURCHASERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT THE PURCHASERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE OTHER NOTE DOCUMENTS TO WHICH IT IS PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

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12.9        Severability. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal, or unenforceable provision of this Agreement with a valid, legal, and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal, or unenforceable provision.

12.10     Rules of Construction. Unless the context otherwise requires, “or” is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

12.11      Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of its agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Note Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

12.12     Certain Expenses. The Borrower will pay all expenses of the Purchasers and the Collateral Agent (including, without limitation, fees, charges and disbursements of outside counsel and travel expenses) in connection with (a) any administration, enforcement, amendment, supplement, modification or waiver of or to any provision of this Agreement or any of the other Note Documents or any documents relating thereto (including, without limitation, a response to a request by the Borrower or any of its Subsidiaries for the consent of such Purchaser or Collateral Agent to any action otherwise prohibited hereunder or thereunder), (b) consent to any departure from the terms of any provision of this Agreement or such other documents and (c) any redemption of the Notes. The obligations of the Borrower under this Section 12.12 shall survive the payment in full of the other Obligations and the termination of this Agreement.

12.13      Publicity. Except as may be required by Applicable Law or otherwise expressly provided herein, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto, provided, however, that the Purchasers may, without the approval of the Borrower, issue a press release and may publish and distribute one or more tombstone or other announcements of the closing of the transactions contemplated hereby using the Borrower’s name, product photographs, logo or trademark. In addition to the foregoing, each Purchaser is hereby authorized to deliver a copy of any financial statement or other information made available by the Borrower or its Subsidiaries in connection herewith to any regulatory authority having jurisdiction over such Purchaser, pursuant to any request therefore and may further divulge to any assignee or purchaser of any portion of the Notes (or any participation therein) or any prospective assignee or purchaser of any portion of the Notes (or any participation therein), all information, and furnish to such Person copies of any reports, financial statements, certificates, and documents obtained under any provision of this Agreement, or related agreements and documents.

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12.14      Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be required or desirable to carry out or to perform the provisions of this Agreement, including without limitation, any post-closing assignment(s) by any Purchaser of a portion of the Notes to a Person not currently a party hereto, subject to the limitations set forth herein.

12.15      No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other Note Documents. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any Note Document, this Agreement or such other Note Document shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or any other Note Document. No knowledge of, or investigation, including without limitation, due diligence investigation, conducted by, or on behalf of, the Purchaser or any other Purchaser shall limit, modify or affect the representations set forth in Article 6 of this Agreement or the right of any Purchaser to rely thereon.

12.16     Non-Public Information. Each Purchaser acknowledges and agrees that it may receive material non-public information (“MNPI”) hereunder concerning the Loan Parties and their Affiliates and agrees to use such information in compliance with all relevant policies, procedures and applicable Requirements of Laws.

12.17      Confidential Information. Each Purchaser agrees to use commercially reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Note Document, except that such information may be disclosed (i) with the Borrower’s consent, (ii) to any investment committee of such Purchaser that is advised of the confidential nature of such information and is instructed to keep such information confidential in accordance with the terms hereof, (iii) to Persons employed or engaged by Collateral Agent or such Purchaser or such Purchaser’s Affiliates or Approved Funds in evaluating, approving, structuring or administering the Notes, (iv) to the extent such information presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 12.17 or (B) available to such Purchaser from a source (other than any Loan Party) not known by such Purchaser to be subject to disclosure restrictions, (v) to the extent disclosure is required by applicable Requirements of Law or other legal process or requested or demanded by any Governmental Authority, (vi) to any other party hereto, (vii) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 12.17 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (iii) above), (viii) in connection with the exercise or enforcement of any right or remedy under any Note Document or in connection with any litigation or other proceeding to which Purchaser is a party or bound, (ix) to any nationally recognized rating agency that requires access to information about a Purchaser’s investment portfolio in connection with ratings issued with respect to such Purchaser, (x) to any Purchaser’s independent auditors and other professional advisors as to which such information has been identified as confidential. In the event of any conflict between the terms of this Section 12.17 and those of any other Contractual Obligation entered into with any Loan Party (whether or not a Note Document), the terms of this Section 12.17 shall govern.

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Article 13

COLLATERAL AGENT

13.1        Appointment of Agent; No Effect on Borrower’s Obligations. Hale Capital is hereby appointed by each Purchaser and its successors and assigns as Collateral Agent hereunder and under the other Note Documents and each Purchaser hereby authorizes Hale Capital to act as Collateral Agent in accordance with the terms hereof and the other Note Documents. Collateral Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Note Documents, as applicable. The provisions of this Article 13 are solely for the benefit of Collateral Agent and each Purchaser, and no Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof. Each Purchaser shall ratably, in accordance with the aggregate outstanding principal amount of the Notes held by it, indemnify the Collateral Agent (to the extent not reimbursed by the Loan Parties) against any cost, expense (including outside counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent’s gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with the Note Documents or any action taken or omitted by the Collateral Agent hereunder or thereunder. The obligations of the Purchasers under this Section 13.1 shall survive the payment in full of the Obligations and the termination of this Agreement. This Article 13 sets forth the rights and obligations solely as between the Collateral Agent and the Purchasers, and nothing in this Article 13 creates any rights for any Loan Party or releases the Borrower from its obligations under this Agreement, including without limitation the obligation of any Loan Party to reimburse any Purchaser for any payment made by such Purchaser to Collateral Agent under this Section 13.1 on any Loan Party’s behalf.

13.2        Powers and Duties. Each Purchaser irrevocably authorizes Collateral Agent to take such action on such Purchaser’s behalf and to exercise such powers, rights, and remedies hereunder and under the other Note Documents as are specifically delegated or granted to Collateral Agent by the terms hereof and thereof, together with such powers, rights, and remedies as are incidental thereto. Each Purchaser hereby further irrevocably authorizes Collateral Agent to act as the secured party under each of the Collateral Documents. Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees and may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or expert. Collateral Agent may accept payments of principal, interest, fees and expenses due under the Note Documents from the deposits from any Loan Party on the account or benefit for any Purchaser.

13.3        Collateral Matters.

(a)          Each Purchaser authorizes and directs the Collateral Agent to enter into the Collateral Documents for the benefit of the Purchasers. Each Purchaser hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Purchasers or all of the Purchasers or the Collateral Agent at the discretion of the Required Purchasers or all of the Purchasers, as applicable, in accordance with the provisions of this Agreement or the other Note Documents, and the exercise by the Required Purchasers, all of the Purchasers, or the Collateral Agent, as applicable, of the powers set forth herein or therein, together with such other powers as are incidental thereto, shall be authorized and binding upon all of the Purchasers. The Collateral Agent is hereby authorized on behalf of all of the Purchasers, without the necessity of any notice to or further consent from any Purchaser, from time to time, to take any action with respect to any Collateral or Note Document which may be necessary or appropriate to perfect and maintain perfected the Liens granted pursuant to the Collateral Documents.

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(b)          The Purchasers hereby authorize the Collateral Agent, at the election and on the instruction of the Required Purchasers (i) to, in accordance with the terms of (and at the times specified in) the Collateral Documents, release (x) any Lien granted to or held by the Collateral Agent upon any collateral in accordance with the terms of the Collateral Documents, and (y) any Guarantor from its obligations under the Guaranty and Collateral Agreement; and (ii) to subordinate or release any Lien on any collateral granted to or held by the Collateral Agent under any Collateral Document to the holder of any Permitted Lien described in Sections 9.6(g). Upon request by the Collateral Agent at any time, the Purchasers will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of collateral, or to release any Guarantor from any guaranty, in each case, as permitted pursuant to this Section 13.3(b).

(c)          The Collateral Agent shall have no obligation whatsoever to the Purchasers or to any other Person to assure that any collateral exists or is owned by the Borrower or any Subsidiary thereof or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant to the Note Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 13.3 or in any of the Note Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in any collateral as one of the Purchasers and that the Collateral Agent shall have no duty or liability whatsoever to the Purchasers, except for its gross negligence or willful misconduct. Neither the Collateral Agent nor any of its directors, officers, partners, managers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Note Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements specified in any Note Document; (iii) the satisfaction of any condition specified in any Note Document, except receipt of items required to be delivered to the Collateral Agent; (iv) the validity, effectiveness, sufficiency or genuineness of any Note Document or any other instrument or writing furnished in connection therewith; (v) the existence or non-existence of any Default or Event of Default; or (vi) the financial condition of any Loan Party. Each Purchaser acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Purchaser also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Note Documents.

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13.4        Actions with Respect to Defaults. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to Defaults in the payment of principal, interest and fees required to be paid to the Collateral Agent for the account of Purchasers, unless the Collateral Agent shall have received written notice from a Purchaser or a Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. The Collateral Agent will notify each Purchaser of its receipt of any such notice. In addition to the Collateral Agent’s right to take actions on its own accord as permitted under this Agreement, the Collateral Agent shall take such action with respect to a Default or Event of Default as shall be directed by the Required Purchasers or all of the Purchasers, as the case may be, provided that the Collateral Agent shall not be required to take any action which in the Collateral Agent’s opinion would expose the Collateral Agent or its Affiliates to liability, and provided, further, that until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such ministerial action, or refrain from taking such ministerial action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Purchasers. The Collateral Agent may at any time request instructions from the Purchasers with respect to any actions or approvals which by the terms of this Agreement or of any of the Note Documents the Collateral Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the Collateral Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Note Documents until it shall have received such instructions from the Required Purchasers. Without limiting the foregoing, no Purchaser shall have any right of action whatsoever against the Collateral Agent solely as a result of the Collateral Agent acting or refraining from acting under this Agreement, except with respect to its gross negligence or willful misconduct.

13.5        Successor Collateral Agent. The Collateral Agent may at any time give notice of its resignation to the Purchasers and the Borrower. Upon receipt of any such notice of resignation, the Required Purchasers shall have the right to appoint a successor Collateral Agent. If no such successor shall have been so appointed by the Required Purchasers and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, then (a) the resignation of the Collateral Agent shall become effective on such 30th day, (b) the Required Purchasers shall perform the duties of the Collateral Agent under the Note Documents until the Required Purchasers appoint a successor Collateral Agent, (c) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Note Documents and (d) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Purchaser directly, until such time as the Required Purchasers appoint a successor the Collateral Agent as provided for in this Section 13.5. Upon the acceptance of a successor’s appointment as the Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder and under the other Note Documents (if not already discharged therefrom as provided herein). After the retiring Collateral Agent’s resignation hereunder and under the other Note Documents, the provisions of this Article 13 shall continue in effect for the benefit of such retiring Collateral Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting or was continuing to act as the Collateral Agent.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by its respective officers hereunto duly authorized as of the date first written.

BORROWER:

NUMEREX CORP.

By:	/s/ Kenneth L. Gayron
Name:
Its:

GUARANTORS:

CELLEMETRY LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

CELLEMETRY SERVICES, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

NUMEREX GOVERNMENT SERVICES LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

[Signature Page to Note Purchase Agreement]

NUMEREX SOLUTIONS, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

ORBIT ONE COMMUNICATIONS, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

UBLIP, INC.

By:	/s/ Kenneth L. Gayron
Name:
Its:

UPLINK SECURITY, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

OMNILINK SYSTEMS, INC.

By:	/s/ Kenneth L. Gayron
Name:
Its:

[Signature Page to Note Purchase Agreement]

NEXTALARM, LLC

By:	/s/ Kenneth L. Gayron
Name:
Its:

TELEMETRY SERVICES CORPORATION

By:	/s/ Kenneth L. Gayron
Name:
Its:

[Signature Page to Note Purchase Agreement]

HCP-FVF, LLC, in its capacity as Collateral Agent and as a Purchaser

By:	/s/ Kenneth L. Gayron
Name: Martin Hale Jr.
Title: Authorized Signatory

[Signature Page to Note Purchase Agreement]

SCHEDULE 1

PROHIBITED TRANSFEREES

1.	Cerberus Capital Management

2.	Black Diamond Capital Management

SCHEDULE 2.1

ALLOCATION

Purchaser	Allocation
HCP-FVF, LLC	$13,500,000

SCHEDULE 6.1

EXISTENCE AND POWER

Name of Company	Type of Organization	Jurisdiction of Organization	Foreign Jurisdictions
Numerex Corp.	for-profit corporation	PA	GA, UT, OK
Cellemetry LLC	limited liability company	DE	GA
CELLEMETRY SERVICES, LLC	limited liability company	GA	N/A
NextAlarm, LLC	limited liability company	GA	N/A
Numerex Government Services LLC	limited liability company	GA	N/A
NUMEREX SOLUTIONS, LLC	limited liability company	DE	TX, GA
Orbit One Communications, LLC	limited liability company	GA	N/A
uBlip, Inc.	for-profit corporation	GA	N/A
Uplink Security, LLC	limited liability company	GA	N/A
Omnilink Systems Inc.	for-profit corporation	DE	GA, CA, VA, NC
Telemetry Services Corporation	for-profit corporation	DE	GA
Omnilink Systems India Private Limited	Indian private limited company entity	India	N/A
DCX Systems Australia PTY LTD	Australian proprietary limited company	Australia	N/A

SCHEDULE 6.3

GOVERNMENT AUTHORIZATION; THIRD PARTY CONSENTS

None.

SCHEDULE 6.6

LITIGATION

(a):

In re Easterling v. Aretz, et al., 16 CV 1617 (Montgomery Ct., TN)

Date Filed: August 8, 2016

Status: Discovery on Omnilink’s motion to dismiss

Insurance Coverage: Agreed to defend

Products liability claim against Omnilink Systems Inc. based on the death of Liperial Easterling by an individual assigned to wear an ankle monitoring bracelet supplied by Omnilink Systems Inc.

Cen-Com, Inc. v. Numerex Corp., et al., 16-2-311077-0 (King Ct., Wash) (the “Cen-Com Matter”)

Date Filed: December 30, 2016

Status: Answer and Counterclaim filed

Insurance Coverage: No

Misappropriation of customer information and breach of contract claims against Numerex Corp. and NextAlarm, LLC by Cen-Com, Inc.

Marc Zionts

Date Filed: Not Applicable

Status: Under negotiation

Insurance Coverage: No

Possible disparagement, breach of employment contract, and wrongful termination claims based on the termination of Marc Zionts as Chief Executive Officer of Numerex.

SCHEDULE 6.7

INVESTIGATIONS, ETC.

SEC Investigation. On April 27, 2016, Borrower received a document preservation notice from the Atlanta regional Office of the Securities & Exchange Commission in connection with an investigation by the staff. The SEC inquired about the departure of executive officers of Borrower, Grant Thorton’s decision not to stand for reappointment after completion of audit services for fiscal year 2015, and the material weakness reported in Borrower’s annual report for the year ended December 31, 2015. The chair of Borrower’s audit committee responded to questions from the SEC staff and since that time, there have been no additional contact or requests for more information.

OFCCP. On May 10, 2016, Numerex entered into a Conciliation Agreement with the U.S. Department of Labor Office of Federal Contract Compliance Program in connection with its investigation of Numerex’s Affirmative Action Program.

SCHEDULE 6.9

TITLE TO PROPERTY

None.

SCHEDULE 6.10

REAL PROPERTY

The following properties are leased by Borrower or its Subsidiaries:

1210 Roosevelt St. Suite 200 Edmund, OK 73034 Lessee: Numerex Corp.	400 Interstate North Parkway SE Suite 1350 Atlanta, GA 30339 Lessee: Numerex Corp.
8144 Walnut Hill Lane Suite 310 Dallas, TX 75231 Lessee: Numerex Corp.	1095 Windward Ridge Building 300, Ste. 160 Alpharetta, GA 30005 Lessee: Numerex Corp.
5900 Windward Parkway #200 Alpharetta, GA 30005 Lessee: Omnilink Systems Inc.	275 S. Main Street, Suite 2CC Doylestown, PA 18902 Lessee: Numerex Corp.
3330 Cumberland Boulevard, Suite 700 Atlanta, GA 30339 Lessee: Numerex Corp.	12720 Hillcrest Road Dallas, TX 75230 Lessee: Numerex Solutions, LLC

The following properties are owned by Borrower or its Subsidiaries:

None.

SCHEDULE 6.11

TAXES

1.	State Tax Lien, Fulton County GA (File No. 3576 / 671) $1,221.00, entered against Omnilink Systems Inc.

2.	State Tax Lien, Fulton County GA (File No. 3596 / 373) $1,221.00, entered against Omnilink Systems Inc.

3.	State Tax Lien, Fulton County GA (File No. 3685 / 467) $1,221.00, entered against Omnilink Systems Inc.

4.	State Tax Lien, Fulton County GA (File No. 3726 / 681) $2,596.65, entered against Omnilink Systems Inc.

5.	State Tax Lien, Fulton County GA (File No. 3769 / 558) $2,596.65, entered against Omnilink Systems Inc.

6.	State Tax Lien, Fulton County GA (File No. 3909 / 652) $2,596.65, entered against Omnilink Systems Inc.

SCHEDULE 6.12

FINANCIAL CONDITION

(a)	None.

(b)	On January 20, 2017, the Company filed with the SEC a Current Report on Form 8-K for which the deadline was January 20, 2017. However, due to an error by the employee making the filing, the report was inadvertently not filed until after 5:30 pm on January 20, 2017, resulting in a filing date of January 23, 2017.

SCHEDULE 6.16

SUBSIDIARIES

The following are wholly owned subsidiaries of Numerex Corp.:

Cellemetry LLC

CELLEMETRY SERVICES, LLC

NextAlarm, LLC

Numerex Government Services LLC

NUMEREX SOLUTIONS, LLC

Orbit One Communications, LLC

uBlip, Inc.

Omnilink Systems Inc.

DCX Systems Australia PTY LTD

The following are wholly owned subsidiaries of Omnilink Systems Inc.:

Telemetry Services Corporation

Omnilink Systems India Private Limited

The following is a wholly owned subsidiary of Cellemetry LLC:

Uplink Security, LLC

SCHEDULE 6.17

CAPITALIZATION

Issuer	# of Shares Owned	Total Shares Outstanding	Owner	Certificate No. (if uncertificated, please indicate so)	Par Value (if any)
Numerex Corp.	N/A	19,578,470 million shares of Class A Common Stock outstanding	Publicly Traded	N/A	No par value
uBlip, Inc.	1,000	1,000	Numerex Corp.	1	None
Omnilink Systems Inc.	10	10	Numerex Corp.	1	$0.01
Telemetry Services Corporation	100,000	100,000	Omnilink Systems Inc.	1	$0.0001
Cellemetry LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
CELLEMETRY SERVICES, LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
Numerex Government Services LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
NUMEREX SOLUTIONS, LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
Orbit One Communications, LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
Uplink Security, LLC	100%	N/A	Cellemetry LLC	Uncertificated	N/A
NextAlarm, LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A

Numerex Corp. also owns 100% of DCX Systems Australia PTY LTD, an Australian proprietary limited company. Numerex Corp.’s ownership interest in this subsidiary is uncertificated. Omnilink Systems Inc. also owns 100% of Omnilink Systems India Private Limited, an Indian private limited company. Omnilink Systems Inc.’s ownership interest in this subsidiary is uncertificated.

Options Granted to Employees and Directors

Issuer	Grant Number	Grant Date	Expiry Date	Exercise Price	Outstanding	Vested	NonVested
Numerex Corp.	2006 20070305 ISO	03/05/2007	03/04/2017	$9.3400	250.00	250.00	0.00
Numerex Corp.	2006 20071026 ISO	10/26/2007	10/25/2017	$7.8400	5,250.00	5,250.00	0.00
Numerex Corp.	2006 20071026 NQ	10/26/2007	10/25/2017	$7.8400	3,000.00	3,000.00	0.00
Numerex Corp.	1999 20061026 ISO MK	10/26/2006	10/25/2016	$9.4600	50,000.00	50,000.00	0.00
Numerex Corp.	2006 20061026 ISO EE	10/26/2006	10/25/2016	$9.4600	2,000.00	2,000.00	0.00
Numerex Corp.	2006 20061026 ISO EE A	10/26/2006	10/25/2016	$9.4600	6,500.00	6,500.00	0.00
Numerex Corp.	2006 20100521 SAR	05/21/2010	05/21/2020	$4.5100	55,932.00	55,932.00	0.00
Numerex Corp.	2006 20100730 SAR	07/30/2010	07/30/2020	$5.1700	7,500.00	7,500.00	0.00
Numerex Corp.	2006 20101028 SAR	10/28/2010	10/28/2020	$7.2500	2,000.00	2,000.00	0.00
Numerex Corp.	2006 20110114 SAR	01/14/2011	01/14/2021	$10.2500	11,125.00	11,125.00	0.00
Numerex Corp.	2006 20110519 SAR	05/19/2011	05/19/2021	$9.9300	11,500.00	11,500.00	0.00
Numerex Corp.	2006 20110916 SAR	09/16/2011	09/16/2021	$6.0300	10,875.00	10,875.00	0.00
Numerex Corp.	2006 20130611 NQ/SAR MK	06/11/2013	06/11/2023	$10.9700	50,000.00	50,000.00	0.00
Numerex Corp.	2006 20130628 NQ/SAR	06/28/2013	06/28/2023	$11.1600	20,000.00	20,000.00	0.00
Numerex Corp.	2006 20131024 NQ	10/24/2013	10/24/2023	$12.0100	10,000.00	7,500.00	2,500.00
Numerex Corp.	2006 20140220 NQ/SAR	02/20/2014	02/20/2024	$14.5700	21,500.00	16,125.00	5,375.00
Numerex Corp.	2006 20140424 NQ/SAR	04/24/2014	04/24/2024	$10.6700	10,000.00	7,500.00	2,500.00
Numerex Corp.	2014 20140516 NQ EE	05/16/2014	05/16/2024	$10.9500	39,500.00	29,625.00	9,875.00
Numerex Corp.	2014 20140516 NQ SVP	05/16/2014	05/16/2024	$10.9500	56,550.00	44,350.00	12,200.00
Numerex Corp.	2014 20141023 NQ	10/23/2014	10/23/2024	$11.6500	4,500.00	2,250.00	2,250.00
Numerex Corp.	2014 20150520 NQ RB	05/20/2015	05/21/2025	$8.5900	15,000.00	11,250.00	3,750.00
Numerex Corp.	2014 20150729 NQ SVP	07/29/2015	07/29/2025	$8.2800	44,400.00	11,100.00	33,300.00
Numerex Corp.	2014 20150729 NQ EE	07/29/2015	07/29/2025	$8.2800	60,200.00	15,050.00	45,150.00
Numerex Corp.	2014 20150911 NQ	09/11/2015	09/11/2025	$8.9600	5,800.00	1,450.00	4,350.00
Numerex Corp.	2014 20151028NQ EE	10/28/2015	10/28/2025	$8.1300	10,000.00	2,500.00	7,500.00
Numerex Corp.	2014 20151028NQ SVP	10/28/2015	10/28/2025	$8.1300	51,000.00	12,750.00	38,250.00
Numerex Corp.	2006 20061026 ISO LF	11/13/2015	07/29/2016	$9.4600	15,000.00	15,000.00	0.00
Numerex Corp.	2006 20070305 ISO LF	11/13/2015	07/29/2016	$9.3400	15,000.00	15,000.00	0.00
Numerex Corp.	2006 20090730 NQ LF	11/13/2015	07/29/2016	$5.5000	4,375.00	4,375.00	0.00
Numerex Corp.	2006 20110916 SAR LF	11/13/2015	07/29/2016	$6.0300	7,500.00	7,500.00	0.00
Numerex Corp.	2006 20130628 NQSAR LF	11/13/2015	07/29/2016	$11.1600	10,000.00	10,000.00	0.00
Numerex Corp.	2014 20140516 NQ LF	11/13/2015	07/29/2016	$10.9500	3,225.00	3,225.00	0.00
Numerex Corp.	2014 20160302 NQ	03/02/2016	03/02/2026	$5.8800	10,000.00	2,500.00	7,500.00
Numerex Corp.	2014 20160126 NQ	01/26/2016	01/26/2026	$6.1700	68,000.00	17,000.00	51,000.00
Numerex Corp.	2014 20160126 NQ SVP	01/26/2016	01/26/2026	$6.1700	63,500.00	15,875.00	47,625.00
Numerex Corp.	2014 20160519 NQ Exec	05/19/2016	05/19/2026	$7.2600	139,510.00	34,877.00	104,633.00
Numerex Corp.	2014 20160519 NQ	05/19/2016	05/19/2026	$7.2600	226,460.00	56,606.00	169,854.00
Numerex Corp.	2014 20160531 NQ EE	05/31/2016	05/31/2026	$7.5000	13,000.00	3,250.00	9,750.00
Numerex Corp.	2014 20160908 RM	09/08/2016	09/08/2026	$7.6100	5,609.00	0.00	5,609.00
Numerex Corp.	2014 20160523 OPT AV	05/23/2016	05/23/2026	$7.5600	10,000.00	2,500.00	7,500.00
Numerex Corp.	2014 20160531 OPT CS	05/31/2016	05/31/2026	$7.5000	10,000.00	2,500.00	7,500.00
Numerex Corp.	2014 20160613 OPT JM	06/13/2016	06/13/2026	$7.4900	5,000.00	0.00	5,000.00
Numerex Corp.	2014 20160613 OPT MS	06/13/2016	06/13/2026	$7.4900	15,000.00	0.00	15,000.00
Numerex Corp.	2014 20160615 OPT MB	06/15/2016	06/15/2026	$7.5500	5,000.00	0.00	5,000.00
Numerex Corp.	2014 20160627 OPT JS	06/27/2016	06/27/2026	$7.1200	10,000.00	0.00	10,000.00
Numerex Corp.	2014 20160712 OPT KB	07/12/2016	07/12/2026	$7.9400	12,000.00	0.00	12,000.00
Numerex Corp.	2014 20160718 OPT DG	07/18/2016	07/18/2026	$7.7900	22,000.00	0.00	22,000.00
Numerex Corp.	2014 20161031 NQ EE New Hire	10/31/2016	10/31/2026	$7.1100	126,500.00	0.00	126,500.00
Numerex Corp.	2014 20170111 Exec OPT	01/11/2017	01/11/2027	$7.1800	50,000.00	0.00	50,000.00
Numerex Corp.	2014 20170221 New Hire Option	02/21/2017	02/21/2027	$5.3300	26,500.00	0.00	26,500.00
					1,437,561.00	587,590.00	849,971.00

Unvested Restricted Stock Units Granted to Employees and Directors

Issuer	Grant Number	Grant Date	Issued	Forfeited	Remaining
Numerex Corp.	2014 20140516 RSU EE	05/16/2014	104,950.00	44,650.00	11,238.00
Numerex Corp.	2014 20140516 RSU SVP	05/16/2014	221,700.00	130,925.00	10,150.00
Numerex Corp.	2014 20141023 RSU	10/23/2014	7,900.00	3,000.00	1,700.00
Numerex Corp.	2014 20150729 RSU EE	07/29/2015	34,500.00	15,150.00	13,575.00
Numerex Corp.	2014 20150729 RSU SVP	07/29/2015	50,100.00	27,900.00	16,650.00
Numerex Corp.	2014 20151028 RSU SVP	10/28/2015	44,000.00	17,250.00	15,750.00
Numerex Corp.	2014 20160101 RSU	01/01/2016	39,789.00	17,811.00	8,352.00
Numerex Corp.	2014 20160101 RSU SVP	01/01/2016	43,479.00	17,996.00	7,228.00
Numerex Corp.	2014 20160519 RSU Exec	05/19/2016	101,540.00	45,250.00	42,218.00
Numerex Corp.	2014 20160519 RSU EE	05/19/2016	80,240.00	19,920.00	45,249.00
Numerex Corp.	2014 20160101 RSU LG TERM	01/01/2016	1,726.00	0.00	863.00
Numerex Corp.	2014 20160908 RW RSU	09/08/2016	2,300.00	0.00	2,300.00
Numerex Corp.	2014 20160727 RSU BOD	07/27/2016	96,000.00	0.00	96,000.00
Numerex Corp.	2014 20160727 YR	07/27/2016	10,000.00	0.00	10,000.00
Numerex Corp.	2014 20170111 RSU Exec	01/11/2017	50,000.00	0.00	50,000.00
			888,224.00	339,852.00	331,273.00

Shares of Common Stock Reserved for Issuance Pursuant to Options and RSUs

1,156,398

Warrants

On March 31, 2017, the Borrower issued to Kenneth Rainin Foundation a warrant to purchase 125,000 shares of the Borrower’s common stock at a warrant price of  $0.01 per share.

In connection with the Transaction, the Borrower will issue to HCP-FVF, LLC a warrant to purchase 895,944 shares of the Borrower’s common stock at an exercise price of $4.14 per share.

Total Capitalization

Total Numer of Shares Outstanding	19,578,470
Total Number of Outstanding Options	1,437,561
Total Number of Unvested RSUs	331,273
Total Number of Warrants	1,020,944
Fully diluted share count as of June 7, 2017	22,368,248

SCHEDULE 6.19

BROKER’S, FINDER’S OR SIMILAR FEES

None.

SCHEDULE 6.20

LABOR RELATIONS

Change in Control Severance Agreement with Stratton Nicolaides dated July 31, 2014

Change in Control Severance Agreement with Eugene Hyun dated October 5, 2016

Change in Control Severance Agreement with Wayne Stargardt dated July 31, 2014

Change in Control Severance Agreement with Anubha Jayaswal dated October 5, 2016

Severance and Change-In-Control Agreement with Shu Gan dated March 2, 2016

Severance and Change-In-Control Agreement with Ken Gayron dated March 7, 2016

Employment Agreement with Yoganand Rajala dated May 5, 2014

Employment Agreement with Stratton Nicolaides dated November 4, 2015

Severance Agreement with Rizwan Munir dated September 8, 2016

Severance and Change-In-Control Agreement with Kelly Gay dated March 6, 2017

SCHEDULE 6.21

EMPLOYEE BENEFITS PLANS

The Numerex Corp. Savings and Profit Sharing Plan

Medical Plan

Dental Plan

Vision Plan

Life insurance,

Long term disability

Short term disability

Flexible spending account

Health Care Flexible Spending Account

Dependent Care Flexible Spending Account

Health savings account

LegalShield Legal Plan

Employee Assistance Plan

Team Member Share Purchase Incentive Plan

Numerex Corporation 2006 Long Term Incentive Plan

Numerex Corporation 2014 Incentive Plan

SCHEDULE 6.22

PATENTS, TRADEMARKS, ETC.

(a)	Licenses and Intellectual Property

Licenses

Settlement Agreement between Satellite Tracking of People, LLC and Michelle Enterprises on the one hand, and Omnilink Systems Inc. on the other, dated July 16, 2010.

Supplemental Settlement Agreement between Satellite Tracking of People, LLC and Omnilink Systems Inc., effective May 19, 2014.

GPS and Limited Data Bus Patent License Agreement between Omega Patents LLC and Numerex Corp., dated February 1, 2011.

Software License Agreement between Verizon Corporate Services Group Inc. and Omnilink Systems Inc., effective September 2, 2015.

Software License Agreement between Jazz Wireless Data, Inc. and Numerex Corp., effective September 30, 2010.

Wireless Network Patent Portfolio License between MPEG LA, LLC and Numerex Corp., effective November 11, 2006.

Patents

Country	Serial No	Filing Date	Patent No	Issue Date	Title	Status	Assignee
US	09/666,042	9/20/2000	6,718,177	4/6/2004	System for Communicating Messages Via a Forward Overhead Control Channel for a Programmable Logic Control Device	Issued	Numerex Corp.
US	10/038,089	1/2/2002	6,882,843	4/19/2005	Multiple Wireless Data Transport Transceiver System	Issued	Numerex Corp.
US	09/083,079	5/21/1998	6,311,060	10/30/2001	Method and System for Registering the Location of a Mobile Cellular Communications Device	Issued	Numerex Corp.
US	10/008,100	11/13/2001	7,225,459	5/29/2007	Methods and Systems for Dynamically Adjusting Video Bit Rates	Issued	Numerex Corp.
US	08/769,142	12/18/1996	5,873,043	2/16/1999	System for Communicating Messages Via a Forward Overhead Control Channel	Expired	Numerex Corp.

US	09/699,312	10/27/2000	6,856,808	2/15/2005	Interconnect System and Method for Multiple Protocol Short Message Services	Issued	Numerex Corp.
US	10/262,372	9/30/2002	6,718,237	4/6/2004	Communications Device for Conveying Geographic Location Information Over Capacity Constrained Wireless Systems	Issued	Numerex Corp.
US	09/549,761	4/14/2000	6,738,647	5/18/2004	Method and System for Expanding the Data Payload of Data Messages Transported Via a Cellular Network Control Channel	Issued	Numerex Corp.
US	09/082,694	5/21/1998	6,311,056	10/30/2001	Method and System for Expanding the Data Capacity of a Cellular Network Control Channel	Issued	Numerex Corp.
US	10/773,692	2/6/2004	7,272,494	9/18/2007	Communication Device for Conveying Geographic Location Information Over Capacity Constrained Wireless Systems	Issued	Numerex Corp.
US	10/770,326	2/2/2004	7,151,943	12/19/2006	System for Communicating Messages Via a Forward Overhead Control Channel for a Programmable Logic Control Device	Issued	Numerex Corp.
US	10/885,445	7/6/2004	7,245,928	7/17/2007	Method and System for Improved Short Message Services	Issued	Numerex Corp.
US	10/952,710	9/29/2004	7,233,802	6/19/2007	Interconnect System and Method for Multiple Protocol Short Message Services	Issued	Numerex Corp.
US	11/811,855	6/12/2007	7,680,505	3/16/2010	Telemetry Gateway	Issued	Numerex Corp.
US	12/704,290	2/11/2010	8,060,067	11/15/2011	Method and System for Efficiently Routing Messages	Issued	Numerex Corp.
US	13/247,316	9/28/2011	8,543,146	9/24/2013	Method and System for Efficiently Routing Messages	Issued	Numerex Corp.
US	13/848,804	3/22/2013	8,903,437	12/2/2014	Method and System for Efficiently Routing Messages	Issued	Numerex Corp.
US	10/959,809	10/6/2004	7,783,508	8/24/2010	Method and System for Refining Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	10/877,354	6/25/2004	7,650,285	1/19/2010	Method and System for Adjusting Digital Audio Playback Sampling Rate	Issued	Numerex Corp.
US	12/012,848	2/6/2008	8,265,605	9/11/2012	Service escrowed transportable wireless event reporting system	Issued	Numerex Corp.
US	13/568,559	8/7/2012	8,543,097	9/24/2013	Service escrowed transportable wireless event reporting system	Issued	Numerex Corp.
US	13/971,935	8/21/2013	8,855,716	10/7/2014	Service escrowed transportable wireless event reporting system	Issued	Numerex Corp.
US	12/002,215	12/14/2007	7,880,599	2/1/2011	Method and System for Remotely Monitoring the Operations of a Vehicle	Issued	Numerex Corp.
US	12/002,091	12/14/2007	7,936,256	5/3/2011	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	12/290,048	10/27/2008	8,738,046	5/27/2014	Intelligent Short Message Delivery System and Method	Issued	Numerex Corp.

US	12/713,916	2/26/2010	8,041,383	10/18/2011	Digital Upgrade System and Method	Issued	Numerex Corp.
US	13/234,712	9/16/2011	8,483,748	7/9/2013	Digital Upgrade System and Method	Issued	Numerex Corp.
US	13/911,554	6/6/2013	8,868,059	10/21/2014	Digital Upgrade System and Method	Issued	Numerex Corp.
US	12/640,688	12/17/2009	8,112,285	2/7/2012	Method and System for Improving Real-Time Data Communications	Issued	Numerex Corp.
US	12/985,989	1/6/2011	8,126,764	2/28/2012	Communication of Managing Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	12/860,231	8/20/2010	8,214,247	7/3/2012	Method and System for Refining Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	13/491,079	6/7/2012	8,484,070	7/9/2013	Method and System for Managing Vending Operations Based on Wireless Data	Issued	Numerex Corp.
US	12/985,975	1/6/2011	8,269,618	9/18/2012	Method and System for Remotely Monitoring the Location of a Vehicle	Issued	Numerex Corp.
US	13/040,563	3/4/2011	8,253,549	8/28/2012	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	13/561,313	7/30/2012	8,547,212	10/1/2013	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	14/043,363	10/1/2013	9,084,197	7/14/2015	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Issued	Numerex Corp.
US	13/345,018	1/6/2012	8,412,186	4/2/2013	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Issued	Numerex Corp.
US	13/681,460	11/20/2012	8,611,891	12/17/2013	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Issued	Numerex Corp.
US	14/079,936	11/14/2013	9,414,240	8/9/2016	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Issued	Numerex Corp.
US	13/456,662	4/26/2012	8,705,716	4/22/2014	Interactive Control of Alarm Systems by Telephone Interface Using an Intermediate Gateway	Issued	Numerex Corp.
US	13/413,333	3/6/2012	8,705,704	4/22/2014	Delivery of Alarm System Event Data and Audio Over Hybrid Network	Issued	Numerex Corp.
US	13/438,941	4/4/2012	8,798,260	8/5/2014	Delivery of Alarm System Event Data and Audio	Issued	Numerex Corp.
US	14/450,787	8/4/2014	9,462,135	10/4/2016	Delivery of Alarm System Event Data and Audio	Issued	Numerex Corp.
US	14/013,637	8/29/2013	9,153,124	10/6/2015	Alarm Sensor Supporting Long-Range Wireless Communication	Issued	Numerex Corp.

US	14/039,573	9/27/2013	9,177,464	11/3/2015	Method and system for untethered two-way voice communication for an alarm system	Issued	Numerex Corp.
US	10/462,708	6/17/2003	7,245,703	7/17/2007	Alarm Signal Interceptor, Middleware Processor, and Re-Transmitter Using Caller ID	Issued	Numerex Corp.
US	10/861,790	6/7/2004	7,440,554	10/21/2008	Alarm Signal Interceptor, Middleware Processor, and Re-Transmitter	Issued	Numerex Corp.
US	11/226,857	9/14/2005	7,593,512	9/22/2009	Private VOIP network for Security System Monitoring	Issued	Numerex Corp.
US	11/348,291	2/6/2006	7,734,020	6/8/2010	Two-way Voice and Voice over IP receivers for Alarm Systems	Issued	Numerex Corp.
US	11/517,025	9/7/2006	7,613,278	11/3/2009	Alarm System Activation Platform	Issued	Numerex Corp.
US	12/018,724	1/23/2008	8,369,487	2/5/2013	Enhanced 911 notification for Internet Enabled Alarm Systems	Issued	Numerex Corp.
US	12/504,709	7/17/2009	9,131,040	9/8/2015	Alarm System for use over Satellite Broadband	Issued	Numerex Corp.
US	13/004,917	1/12/2011	8,509,391	8/13/2013	Wireless VoIP Network for Security System Monitoring	Issued	Numerex Corp.
US	13/939,460	7/11/2013	9,094,410	7/28/2015	Wireless VoIP Network for Security System Monitoring	Issued	Numerex Corp.
US	13/194,912	7/30/2011	9,054,893	6/9/2015	Alarm System IP Network with PSTN Output	Issued	Numerex Corp.
US	14/598,737	1/16/2015	9,356,798	5/31/2016	Alarm System IP Network with PSTN Output	Issued	Numerex Corp.
US	14/075,467	11/8/2013	9,235,855	1/12/2016	Delivery of Security Solutions Based on Demand	Issued	Numerex Corp.
US	14/272,709	5/8/2014	9,510,180	11/29/2016	Mobile Management Message Distribution and Active On-Network Determination	Issued	Numerex Corp.
US	14/862,701	9/23/2015			Mobile Management Message Distribution and Active On-Network Determination	Pending	Numerex Corp
US	14/185,209	2/20/2014	9,350,871	5/24/2016	Delivery of Alarm System Event Data and Audio Over Hybrid Network	Issued	Numerex Corp
US	14/332,794	7/16/2014	9,183,730	11/10/2015	Method and System for Mitigating Invasion Risk Associated with Stranger Interactions in a Security System Environment	Issued	Numerex Corp
US	14/559,190	12/3/2014			Method and System for Managing a Location Detector	Pending	Numerex Corp
US	14/525,808	10/28/2014			Method and System for Generating Geofences for Managing Offender Movement	Pending	Numerex Corp
US	14/534,746	11/6/2014	9,582,982	2/28/2017	Method and System for Energy Managed of an Offender Monitor	Issued	Numerex Corp
US	14/524,232	10/27/2014			Offender Monitor with Managed Rate of Location Reading	Pending	Numerex Corp

US	14/525,786	10/28/2014	9,401,082	7/26/2016	Offender Monitor with Orientation Based Monitoring	Issued	Numerex Corp
US	14/522,965	10/24/2014	9,449,497	9/20/2016	Method and System for Detecting Alarm System Tampering	Issued	Numerex Corp
US	11/040,636	1/21/2005	7,323,970	1/29/2008	Method and System for Remote Interaction with a Vehicle via Wireless Communication	Issued	Numerex Corp
US	14/789,085	7/1/2015			Method and System for Locating a Wireless Tracking Device	Pending	Numerex Corp
US	14/789,089	7/1/2015	9,503,848	11/22/2016	Method and System for Locating a Wireless Tracking Device Associated with a Network of Alarm Panels	Issued	Numerex Corp
US	13/081,954	4/7/2011	9,119,013	8/25/2015	Satellite Based Tracking and Data Device with Multi-Function Radio Frequency Interface	Issued	Numerex Corp
US	13/092,652	4/22/2011			Analytical Scoring Engine for Remote Device Data	Pending	Numerex Corp
US	13/209,536	8/15/2011	8,769,111	7/1/2014	IP Network Service Redirector Device and Method	Issued	Numerex Corp
US	13/435,231	3/30/2012	8,990,915	3/24/2015	Local Data Appliance for Collecting and Storing Remote Sensor Data	Issued	Numerex Corp
US	13/484,973	5/31/2012	9,214,082	12/15/2015	System and Method for Alarm System Tamper Detection and Reporting	Issued	Numerex Corp
US	13/485,030	5/31/2012	9,325,814	8/9/2016	Wireless SNMP Agent Gateway	Issued	Numerex Corp
US	13/607,955	9/10/2012	8,761,795	6/24/2014	Dynamic Reverse Geofencing	Issued	Numerex Corp
US	14/312,037	6/23/2014			Dynamic Reverse Geofencing	Pending	Numerex Corp
US	13/644,001	10/3/2012	8,970,364	3/3/2015	Method and System for Remote Coupling Security System Control	Issued	Numerex Corp
US	13/734,352	1/4/2013	9,207,331	12/8/2015	Using Statistical Analysis to Infer an Accurate GPS Location for Use in Tracking Devices	Issued	Numerex Corp
US	13/865,601	4/18/2013	9,041,527	5/26/2015	System and Method for Using Alarm System Zones for Remote or Mobile Objects	Issued	Numerex Corp
US	14/721,472	5/26/2015			System and Method for Using Alarm System Zones for Remote or Mobile Objects	Pending	Numerex Corp
US	14/538,569	11/11/2014			System and Method for Employing Base Stations to Track Mobile Devices	Pending	Numerex Corp
US	14/552,768	11/25/2014			System and Method for Interfacing 2G Applications with a 3G/4G Cellular Radio Network	Pending	Numerex Corp
US	14/794,586	7/8/2015			Depletion Mode MOSFET Power Supply	Pending	Numerex Corp
US	14/794,602	7/8/2015			System and Method for Camera Registration	Pending	Numerex Corp
US	14/830,574	8/19/2015			Motor Fault Detection System and Method	Pending	Numerex Corp

US	14/872,780	10/1/2015			Coordination of Gas Pump with Tank Level Sensors for Fraud Detection	Pending	Numerex Corp
US	14/872,997	10/1/2015			Closed Tank Fill Level Sensor	Pending	Numerex Corp
US	11/804,199	5/17/2007	7,680,471	3/16/2010	System and method for prolonging wireless data product’s life	Issued	Numerex Corp
US	13/750,205	1/25/2013	9,215,578	12/15/2015	Monitoring Systems and Methods	Issued	Omnilink Systems Inc.
US	12/112,695	4/30/2008	8,115,621	2/14/2012	Device for Tracking the Movement of Individuals or Objects	Issued	Omnilink Systems Inc.
US	11/935,858	11/6/2007	8,547,222	10/1/2013	System and Method of Tracking the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	11/935,833	11/6/2007	7,518,500	4/14/2009	System and Method for Monitoring Alarms and Responding to the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	12/350,678	1/8/2009	7,864,047	1/4/2011	System and Method for Monitoring Alarms and Responding to the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	13/937,941	7/9/2013	9,373,241	6/21/2016	System and Method of Tracking the Movement of Individuals and Assets	Issued	Omnilink Systems Inc.
US	12/794,500	6/4/2010	8,489,113	7/16/2013	Method and System for Tracking, Monitoring and/or Changing Tracking Devices including Wireless Energy Transfer Features	Issued	Omnilink Systems Inc.
US	12/639,524	12/16/2009	8,831,627	9/9/2014	System and Method for Tracking Monitoring, Collecting, Reporting and Communicating with the Movement of Individuals	Issued	Omnilink Systems Inc.
US	29/279,448	5/1/2007	D578,918	10/21/2008	Offender Monitor	Issued	Omnilink Systems Inc.
US	08/969,146	11/12/1997	6,154,648	11/28/2000	METHODS AND APPARATUS FOR COMMUNICATING DATA VIA A CELLULAR MOBILE RADIOTELEPHONE SYSTEM	Issued	Numerex Corp.
US	09/160,512	9/24/1998	6,108,537	8/22/2000	METHOD AND SYSTEM FOR PERFORMING A PREDETERMINED OPERATION RELATED TO A PREDETERMINED CLASS OF CELLULAR SOURCES	Issued	Numerex Corp.
US	15/222,164	7/28/2016			Offender Monitor Messaging System	Pending	Numerex Corp.
US	15/158,088	5/18/2016			System and Method of Using Pick-up, Drop-off Geofence for Mobile Devices	Pending	Numerex Corp.
US	14/991,031	1/8/2016	9,536,417	1/2/2017	Method and System for Hierarchical Management of Personal Emergency Response System (PERS) Devices	Issued	Numerex Corp.
US	14/991,028	1/8/2016			Method and System for Locating a Personal Emergency Response System (PERS) Device Based on Real Estate Lockbox Interaction	Pending	Numerex Corp.
US	15/331,364	10/21/2016			Method and System for Locating a Wireless Tracking Device Associated with a Network of Alarm Panels	Pending	Numerex Corp.

Trademarks

MARK	SERIAL NO.	REG. NO.	FILING DATE	REG. DATE	Registrant	Country
	77894440	3906542	12/16/2009	1/18/2011	Numerex Corp.	US
AVIDWIRELESS	85721098	4378893	9/5/2012	8/6/2013	Numerex Corp.	US
FASTRACK	78047504	2858718	2/9/2001	6/29/2004	Numerex Corp.	US
FOCALPOINT	78873454	3545293	5/1/2006	12/9/2008	Omnilink Systems Inc.	US
MYSHIELD	86740980	5087883	8/28/2015	11/22/2016	Numerex Corp.	US
NEXTALARM	86187648	4784209	2/7/2014	8/4/2015	Numerex Corp.	US
NEXTALARM.COM	78885124	3249281	5/16/2006	6/5/2007	Numerex Corp.	US
NEXTALARM.COM THE BROADBAND ALARM COMPANY	78929909	3244717	7/14/2006	5/22/2007	Numerex Corp.	US
NUMEREX	77710898	3736251	4/9/2009	1/12/2010	Numerex Corp.	US
NUMEREX SATELLITE FLEX	85385958	4488845	8/1/2011	2/25/2014	Numerex Corp.	US
OMNILINK	78626004	3156898	5/9/2005	10/17/2006	Omnilink Systems Inc.	US

SMART DATA DELIVERED	86112013	4680617	11/6/2013	2/3/2015	Numerex Corp.	US
THE BROADBAND ALARM COMPANY	78785181	3175728	1/4/2006	11/21/2006	Numerex Corp.	US
UPLINK	78691601	3279435	8/12/2005	8/14/2007	Uplink Security, LLC	US
UPLINK	78106931	4013326	2/5/2002	8/16/2011	Uplink Security, LLC	US
UPLINK	86190829	4683816	2/11/2014	2/10/2015	Uplink Security, LLC	US
ACCELAVIEW	85040167	3932829	5/17/2010	3/15/2011	Numerex Corp.	US
MACHINES TRUST US	77592395	3675590	10/14/2008	9/1/009	Numerex Corp.	US
NUMEREX FAST	77920341	3906634	1/26/2010	1/18/2011	Numerex Corp.	US
NUMEREX DNA DEVICE NETWORK APPLICATION	77917829	3840747	1/22/2010	8/31/2010	Numerex Corp.	US
V-NOTIFY	77084419	3333730	1/17/2007	11/13/2007	Numerex Corp.	US
E-NOTIFY	77084414	3403769	1/17/2007	3/25/2008	Numerex Corp.	US
ORBITRAX	77004275	3264104	9/21/2006	7/17/2007	Numerex Corp.	US
CELLEMETRY	74493789	2004693	2/23/1994	10/1/1996	Numerex Corp.	US
DCX	74437904	1941980	9/20/1993	12/19/1995	Numerex Corp.	US
DERIVED CHANNEL MULTIPLEX	74437859	1937727	9/20/1993	11/28/1995	Numerex Corp.	US
UPLINK REMOTE	86187670	4677682	2/7/2014	1/27/2015	Uplink Security, LLC	US
UPLINK GPS	85818059	4546091	1/8/2013	6/10/2014	Uplink Security, LLC	US

Registered Copyrights

None.

Domain Name

GoDaddy	alzcomfortzone.com	10/18/2017
GoDaddy	comfortzonecheckin.com	10/18/2017
GoDaddy	lbsdeveloper.com	10/18/2017
GoDaddy	lbsdevelopment.com	10/18/2017
GoDaddy	lbsgateway.com	10/18/2017
GoDaddy	nmrxalerts.com	2/8/2026
GoDaddy	4GSUNRISE.COM	9/12/2017
GoDaddy	accelaview.info	5/12/2018
GoDaddy	accelaview.net	5/12/2018
GoDaddy	accelaview.us	5/11/2018
GoDaddy	accelaviewblog.com	5/12/2018
GoDaddy	accelaviewdriver.com	5/12/2018
GoDaddy	accelaviewdriver.info	5/12/2018
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GoDaddy	accelaviewdriver.us	5/11/2018
GoDaddy	accelaviewfleet.com	5/12/2018
GoDaddy	accelaviewfleet.info	5/12/2018
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GoDaddy	accelaviewonline.com	5/12/2018
GoDaddy	accelaviewshop.com	5/12/2018
GoDaddy	accelaviewstore.com	5/12/2018
GoDaddy	ACCUTAV.BIZ	5/16/2018
GoDaddy	ACCUTAV.COM	5/17/2018
GoDaddy	ACCUTAV.INFO	5/17/2018
GoDaddy	ACCUTAV.MOBI	5/17/2018
GoDaddy	ACCUTAV.NET	5/17/2018
GoDaddy	ACCUTAV.ORG	5/17/2018
GoDaddy	ACCUTAV.US	5/16/2018
GoDaddy	ACTIVATEUPLINK.COM	7/28/2017
GoDaddy	AIRDESK.NET	5/1/2018
GoDaddy	AIRDESKWIRELESS.COM	5/1/2018
GoDaddy	ALARMLOGIN.COM	6/26/2017
GoDaddy	ALARMLOGIN.NET	6/26/2017
GoDaddy	ALARMLOGIN.US	5/16/2017
GoDaddy	ASKUPLINK.COM	7/28/2017
GoDaddy	CELLEMETRY.COM	5/1/2018

GoDaddy	CELLEMETRY.NET	5/1/2018
GoDaddy	CELLEMETRY.ORG	5/3/2018
GoDaddy	CELLEMETRYAPPS.COM	5/1/2018
GoDaddy	comcastconnectionprotection.com	9/30/2018
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GoDaddy	CPNFORUM.COM	5/1/2018
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GoDaddy	DIGILOG.COM	5/1/2018
GoDaddy	FAST-SCO.COM	10/15/2018
GoDaddy	FAST-UPLINK.COM	7/28/2017
GoDaddy	FASTRACKFLEET.COM	7/12/2017
GoDaddy	FASTRACKMOBILE.COM	7/12/2017
GoDaddy	FASTRACKXPRESS.COM	7/12/2017
GoDaddy	FTFLEET.COM	8/1/2017
GoDaddy	GOUPLINK.NET	7/28/2017
GoDaddy	GPRSXPRESS.COM	5/1/2018
GoDaddy	M2MEXCHANGE.NET	5/29/2018
GoDaddy	M2MEXCHANGE.ORG	5/29/2018
GoDaddy	M2MXCHANGE.COM	5/29/2018
GoDaddy	M2MXCHANGE.NET	5/29/2018
GoDaddy	M2MXCHANGE.ORG	5/29/2018
GoDaddy	MBLGPS.COM	12/31/2017
GoDaddy	myaccelaview.com	5/12/2018
GoDaddy	MYALARM.INFO	7/10/2017
GoDaddy	MYMOBILEFASTRACK.COM	7/12/2017
GoDaddy	MYMOBILEGUARDIAN.COM	5/1/2018
GoDaddy	MYMOBILEGUARDIAN.NET	5/1/2018
GoDaddy	MYUPLINKCONNECT.COM	7/20/2017
GoDaddy	MYUPLINKGPS.COM	7/20/2017
GoDaddy	MYUPLINKINTERACTIVE.COM	7/20/2017
GoDaddy	MYUPLINKMOBILE.COM	7/20/2017
GoDaddy	MYUPLINKREMOTE.COM	7/20/2017
GoDaddy	MYUPLINKSECURITY.COM	7/20/2017
GoDaddy	MYWIRELESSCONNECTIONS.COM	5/1/2018
GoDaddy	MYWIRELESSCONNECTIONS.NET	5/1/2018
GoDaddy	NEXTALARM.COM	4/23/2021
GoDaddy	NEXTALARM.INFO	6/12/2017
GoDaddy	NEXTALARM.NET	6/12/2017
GoDaddy	NEXTALARM.ORG	6/12/2017

GoDaddy	NEXTALARM.US	6/11/2017
GoDaddy	NEXTVIEWCAM.COM	1/23/2018
GoDaddy	NMRX.COM	5/1/2018
GoDaddy	NMRX.NET	5/1/2018
GoDaddy	NMRX.ORG	3/24/2017
GoDaddy	NUMEREX-IOT.COM	6/11/2025
GoDaddy	NUMEREX.COM	11/4/2021
GoDaddy	NUMEREX.NET	8/10/2018
GoDaddy	NUMEREX.ORG	8/10/2018
GoDaddy	numerexbilling.com	6/16/2026
GoDaddy	NUMEREXCELLPASS.COM	8/1/2017
GoDaddy	NUMEREXCLOUDPASS.COM	8/1/2017
GoDaddy	NUMEREXCOMMPASS.COM	8/2/2017
GoDaddy	NUMEREXCOMPASS.COM	8/1/2017
GoDaddy	NUMEREXCONNECTPASS.COM	8/1/2017
GoDaddy	NUMEREXCORP.COM	5/1/2018
GoDaddy	NUMEREXCORP.NET	5/1/2018
GoDaddy	NUMEREXDATAPASS.COM	8/1/2017
GoDaddy	NUMEREXFASTPASS.COM	8/1/2017
GoDaddy	NUMEREXFASTRACK.COM	7/12/2017
GoDaddy	NUMEREXFLEX.COM	7/12/2017
GoDaddy	NUMEREXM2MSOLUTIONS.COM	5/11/2020
GoDaddy	NUMEREXMEXICO.COM	5/1/2018
GoDaddy	NUMEREXMOBILE.COM	7/12/2017
GoDaddy	NUMEREXPASSPORT.COM	8/1/2017
GoDaddy	NUMEREXPRESS.COM	8/27/2018
GoDaddy	NUMEREXSOLUTIONS.COM	5/1/2018
GoDaddy	NUMEREXSOLUTIONS.NET	5/1/2018
GoDaddy	NUMEREXVENDING.COM	5/1/2018
GoDaddy	NUMEREXVENDING.NET	5/1/2018
GoDaddy	NUMEREXWORLDPASS.COM	7/12/2017
GoDaddy	ONEHOURSECURITY.COM	12/19/2017
GoDaddy	ORBIT-ONE.COM	4/6/2020
GoDaddy	PORTABLEM2M.COM	5/29/2018
GoDaddy	PORTABLEM2M.NET	5/29/2018
GoDaddy	PORTABLEM2M.ORG	5/29/2018
GoDaddy	POWEREDBYNUMEREX.COM	5/11/2020
GoDaddy	REMOTEARM.ME	12/22/2017
GoDaddy	SATELLITEFLEX.COM	7/12/2017

GoDaddy	SATELLITEHERO.COM	7/12/2017
GoDaddy	SMARTDATADELIVERED.BIZ	3/8/2017
GoDaddy	SMARTDATADELIVERED.COM	3/9/2017
GoDaddy	SMARTDATADELIVERED.INFO	3/9/2017
GoDaddy	SMARTDATADELIVERED.MOBI	3/9/2017
GoDaddy	SMARTDATADELIVERED.NET	3/9/2017
GoDaddy	SMARTDATADELIVERED.ORG	3/9/2017
GoDaddy	SMARTDATADELIVERED.US	3/8/2017
GoDaddy	U-TARQCARGO.NET	6/3/2018
GoDaddy	U-TRAQ.COM	6/3/2018
GoDaddy	U-TRAQ.NET	6/3/2018
GoDaddy	U-TRAQASSETS.COM	6/18/2018
GoDaddy	U-TRAQASSETS.NET	6/18/2018
GoDaddy	U-TRAQAUTO.COM	6/3/2018
GoDaddy	U-TRAQAUTO.NET	6/3/2018
GoDaddy	U-TRAQAUTOPRO.COM	6/18/2018
GoDaddy	U-TRAQAUTOPRO.NET	6/18/2018
GoDaddy	U-TRAQCARGO.COM	6/3/2018
GoDaddy	U-TRAQFLEET.COM	6/3/2018
GoDaddy	U-TRAQFLEET.NET	6/3/2018
GoDaddy	U-TRAQMINI.COM	6/18/2018
GoDaddy	U-TRAQMINI.NET	6/18/2018
GoDaddy	U-TRAQMINIC.COM	6/18/2018
GoDaddy	U-TRAQMINIC.NET	6/18/2018
GoDaddy	U-TRAQPETS.COM	6/3/2018
GoDaddy	U-TRAQPETS.NET	6/3/2018
GoDaddy	UPLINK.COM	5/1/2018
GoDaddy	UPLINK2GIG.COM	7/28/2017
GoDaddy	UPLINKBILLING.COM	5/1/2018
GoDaddy	UPLINKCONNECT.COM	7/20/2017
GoDaddy	UPLINKGPS.COM	7/20/2017
GoDaddy	UPLINKINTERACTIVE.COM	7/20/2017
GoDaddy	UPLINKREMOTE.COM	7/20/2017
GoDaddy	UPLINKSECURITY.COM	5/1/2018
GoDaddy	UPLINKTRACKER.COM	4/23/2018
GoDaddy	UPLINKTRACKER.NET	4/23/2018
GoDaddy	UPLINKTRACKING.COM	4/23/2018
GoDaddy	UPLINKTRACKING.NET	4/23/2018
GoDaddy	UTRAQAUTO.COM	6/3/2018

GoDaddy	UTRAQAUTO.NET	6/3/2018
GoDaddy	UTRAQCARGO.COM	6/3/2018
GoDaddy	UTRAQCARGO.NET	6/3/2018
GoDaddy	UTRAQFLEET.COM	6/3/2018
GoDaddy	UTRAQFLEET.NET	6/3/2018
GoDaddy	UTRAQNOW.COM	6/3/2018
GoDaddy	UTRAQNOW.NET	6/3/2018
GoDaddy	UTRAQPETS.COM	6/3/2018
GoDaddy	UTRAQPETS.NET	6/3/2018
GoDaddy	VENDMONITOR.COM	5/1/2018
GoDaddy	VENDMONITOR.NET	5/1/2018
GoDaddy	VENDVIEW.COM	12/31/2017
GoDaddy	VENDVIEW.NET	12/31/2017
GoDaddy	VOIP-ALARM.CO	7/19/2017
GoDaddy	VOIPALARM.CO	7/19/2017
GoDaddy	VOIPALARM.COM	12/10/2018
GoDaddy	ALZCOMFORTZONE.COM	10/18/2017
GoDaddy	COMFORTZONECHECKIN.COM	10/18/2017
GoDaddy	LBSDEVELOPER.COM	10/18/2017
GoDaddy	LBSDEVELOPMENT.COM	10/18/2017
GoDaddy	LBSGATEWAY.COM	10/18/2017
GoDaddy	LBSPLATFORM.COM	10/18/2017
GoDaddy	LBSPROFESSIONALSERVICES.COM	10/18/2017
GoDaddy	LBSPROSERVE.COM	10/18/2017
GoDaddy	M2MWIRELESSDEVICES.COM	10/18/2017
GoDaddy	OMNILINK.COM	10/18/2017
GoDaddy	OMNILINKALERT.COM	10/18/2017
GoDaddy	OMNILINKALERTS.COM	10/18/2017
GoDaddy	OMNILINKFOCALPOINT.COM	10/18/2017
GoDaddy	OMNILINKFOCALPT.COM	10/18/2017
GoDaddy	OMNILINKFPT.COM	10/18/2017
GoDaddy	OMNILINKJS.COM	10/18/2017
GoDaddy	OMNILINKJUDICIAL.COM	10/18/2017
GoDaddy	OMNILINKSAFERETURN.COM	10/18/2017
GoDaddy	OMNILINKSAFERETURNS.COM	10/18/2017
GoDaddy	OMNILINKSOFTWARE.COM	10/18/2017
GoDaddy	OMNILINKSYS.COM	10/18/2017
GoDaddy	OMNILINKSYSTEMS.COM	10/18/2017
GoDaddy	OMNILINKVE.COM	10/18/2017

GoDaddy	OMNILINKVIRTUALEARTH.COM	10/18/2017
GoDaddy	TSCGATEWAY.COM	10/18/2017
GoDaddy	TSCGATEWAY.NET	10/18/2017
GoDaddy	UNIVERSALTRACKER.COM	10/18/2017
GoDaddy	VIRTUALEARTHCONSULTING.COM	10/18/2017
GoDaddy	VIRTUALEARTHDEVELOPMENT.COM	10/18/2017
GoDaddy	VIRTUALEARTHPS.COM	10/18/2017
GoDaddy	numerexdna.com	12/30/2018
GoDaddy	ublip.com	5/25/2017
GoDaddy	numerexfast.com	4/20/2018
GoDaddy	i3gcorp.com	12/19/2017
GoDaddy	ACCUTRAX.COM	4/16/2018
GoDaddy	ACCUTRAX.INFO	3/2/2019
GoDaddy	ACCUTRAX.MOBI	3/2/2019
GoDaddy	ACCUTRAX.US	3/1/2019
GoDaddy	ACCUTRAXLIVE.COM	3/1/2019
GoDaddy	ACCUTRAXLIVE.NET	3/1/2019
GoDaddy	ACCUTRAXONLINE.NET	3/1/2019
GoDaddy	ACCUTRAXWEB.COM	3/1/2019
GoDaddy	ACCUTRAXWEB.NET	3/1/2019
GoDaddy	FELIX-DATA.COM	1/26/2018
GoDaddy	FELIXADMIN.COM	1/26/2018
GoDaddy	FELIXCONTROL.COM	1/26/2018
GoDaddy	FELIXLITE.COM	1/26/2018
GoDaddy	FELIXLITE.NET	1/26/2018
GoDaddy	FELIXLIVE.COM	1/26/2018
GoDaddy	FELIXLIVE.NET	1/26/2018
GoDaddy	FELIXLOGISTICS.COM	1/26/2018
GoDaddy	FELIXMANAGER.COM	1/26/2018
GoDaddy	FELIXMAPPING.COM	1/26/2018
GoDaddy	FELIXMOBILE.COM	1/26/2018
GoDaddy	FELIXMOBILE.NET	1/26/2018
GoDaddy	FELIXTAV.COM	1/26/2018
GoDaddy	FELIXTPM.COM	4/4/2018
GoDaddy	FELIXTRACKING.COM	1/26/2018
GoDaddy	FELIXVIEW.COM	1/26/2018
GoDaddy	G-RFID.COM	1/23/2018
GoDaddy	G-RFID.INFO	1/24/2018
GoDaddy	G-RFID.NET	1/23/2018

GoDaddy	G-RFID.ORG	1/24/2018
GoDaddy	G-RFID.US	1/23/2018
GoDaddy	I-FELIX.COM	1/26/2018
GoDaddy	MYACCUTRAX.COM	3/1/2019
GoDaddy	MYACCUTRAX.NET	3/1/2019
GoDaddy	comcastconnectionpro.com	1/13/2022
GoDaddy	comcastwirelessbackup.com	1/25/2026
GoDaddy	comcastconnectionprotection.com	9/30/2018

(b)	Claims Asserted

The Cen-Com Matter. See Schedule 6.6 for more information.

SCHEDULE 6.23

POTENTIAL CONFLICTS OF INTEREST

(a) and (b):

Andrew Ryan, a board member of Numerex Corp., provides legal services to Numerex Corp. through his firm, The Ryan Law Group. In the fiscal year ending December 31, 2016, The Ryan Law Group billed Numerex approximately $140,000 in legal fees and costs.

Brian Igoe is the Chief Investment Officer of the Rainin Group, Inc., a family office responsible for the investments of the Kenneth Rainin Foundation. As noted in Schedules 6.17 and 6.25, the Kenneth Rainin Foundation is the holder of the Subordinated Note and holds a warrant to purchase 125,000 shares of the Company’s common stock at a warrant price of  $0.01 per share.

(d):

As noted in Schedule 6.25, the Kenneth Rainin Foundation is the holder of the Subordinated Note.

SCHEDULE 6.25

EXISTING INDEBTEDNESS & LIENS

(a)	Indebtedness of the Borrower and its Subsidiaries

1.	Indebtedness in the amount of approximately $981,000 pursuant to the Master Lease and Financing Agreement No. 12568, dated as of March 23, 2016, between Cisco Systems Capital Corporation and Numerex Corp. (the “Cisco Lease”), under which the obligations of the Company are secured by a lien on the equipment purchased under the Cisco Lease.

2.	Standby Letter of Credit SVBSF006532 issued by Silicon Valley Bank in the amount of $200,000.00 in favor of Sprint Spectrum L.P. with Omnilink Systems Inc. as the beneficiary thereunder (the “Sprint LOC”), which is secured by a lien on the money market accounts with Silicon Valley Bank with account numbers ending in -8509 and -8513.

3.	Indebtedness in the amount of $5,000,000 outstanding under the Subordinated Note, which is unsecured.

(b)	Liens related to the Indebtedness of the Borrower and its Subsidiaries

See response to (a) above.

(c)	Lenders

See response to (a) above.

(d)	Unfunded Commitments

None.

SCHEDULE 6.26

MATERIAL CONTRACTS

****

****

****

****

****

****

****

****

****

****

****

****

****

****

The Subordinated Note

SCHEDULE 6.27

INSURANCE

Coverage Description	Carrier Policy Number Effective Dates	Deductible/Retention	Limits

Property	Berkley Tech TCP7009453 10/31/2016-10/31/2017	AOP Deductible - $5,000 BI Waiting Period - 24 Hours Earthquake - $50,000/72 Hours Flood - $50,000/ 72 Hours	Blanket Business Personal Property - $12,725,412 BI & Extra Expense - $25,250,000 Earthquake - $5,000,000 Flood - $5,000,000 Havana, FL Scheduled BPP - $250,000 Havana, FL Scheduled BI - $732,236
General Liability	General Liability - $0 Employee Benefits Each Employee - $1,000	Each Occurrence - $1,000,000
Personal & Advertising Injury - $1,000,000
Medical Expense (Any one person) - $10,000
Damage to Premises Rented to You - $1,000,000
Products/Completed Ops - $3,000,000
General Aggregate - $3,000,000

Employee Benefits Liability
Each Employee - $1,000,000
All Claims Aggregate - $3,000,000
International Contingent Auto/Employers Liability	Hired Car PD Deductible - $1,000	Contingent Auto Liability - $1,000,000
Hired Car PD - $50,000

Contingent Employers Liability
Bodily Injury by Accident - $1,000,000
Bodily Injury by Disease (Policy Limit) - $1,000,000
Bodily Injury by Disease (each employee) - $1,000,000
Umbrella		Retention - $0	Each Occurrence/Aggregate - $15,000,000

Auto	Berkley Tech TCA7009454 10/31/2016-10/31/2017	Comprehensive/Collision Deductible - $1,000	Liability - $1,000,000 CSL - Symbols 8,9 Physical Damage- Actual Cash Value - Symbol 8
Workers Comp/ Employers Liability	Berkley Tech TWC7009455 10/31/2016-10/31/2017	$0	WC Limits Statutory by State
Employers Liability Limits
Bodily Injury by Accident - $1,000,000
Bodily Injury by Disease (Policy Limit) - $1,000,000
Bodily Injury by Disease (each employee) - $1,000,000
1st XS Liability	CNA 6043546133 10/31/16-17	N/A	Each Occurrence/Aggregate - $25M xs $15M
Cargo Policy	Zurich OC 5844395 10/31/16-17	Per Occurrence - $1,000	Any One Vessel - $1,000,000
Any One Vessel (On Deck) - $100,000
Any One Aircraft - $1,000,000
Any One Package Shipped by Registered Mail/Parcel - $5,000

Domestic Transit - Any One Conveyance or at Any One Place/Time $1,5000,000
E&O/Cyber	CNA 596738041 10/31/16-17	Retention $100,000 BI Waiting Period - 10 Hours	Liability Coverages
Tech E&O Liability - $10,000,000
Media  Liability - $10,000,000
Network Security Liability - $10,000,000
Privacy Liability - $10,000,000
Privacy Regulation Proceeding - $10,000,000
Privacy Regulation Fines - $10,000,000

Reimbursement Coverages
Privacy Event Expense - $10,000,000
Extortion Demand - $10,000,000
Privacy Regulation Investigation - $10,000,000
1st Party BI & Extra Expense - $10,000,000
Primary D&O	AIG 02-199-31-95 10/30/16-10/30/17	Securities Retention - $500,000 Employment Practices Retention - $150,000 All Other Loss - $250,000	Limit of Liability - $10,000,000

1st XS D&O	Travelers 105518089 10/30/16-10/30/17	N/A	D&O - $10MM xs $10MM
2nd XS D&O Side A	AIG 02-245-84-16 10/30/16-10/30/17	N/A	D&O-Side A $5MM xs 20MM
Employment Practices Liability	AIG 02-250-50-64 10/30/16-10/30/17	Class Action Retention - $50,000 3rd Party Retention - $50,000 All Other Loss - $50,000	Limit of Liability - $3,000,000
Fiduciary Liability	AIG 02-250-50-62 10/30/16-10/30/17	$0	Limit of Liability - $1,000,000
Crime	Travelers 106619918 10/30/16-10/30/17	Employee Theft - $25,000
ERISA Fidelity - $0
Employee Theft of Client Property - $25,000
Forgery or Alteration - $25,000
On Premises - $25,000
In Transit - $25,000
Money Orders or Counterfeit Money - $5,000
Computer Fraud - $25,000
Computer Program & Data Restoration Expense - $25,000
Funds Transfer Fraud - $25,000
Personal Accounts Forgery or Alteration - $25,000
Identity Fraud Expense - $0
Claim Expense - $0	Employee Theft - $5,000,000
ERISA Fidelity - $5,000,000
Employee Theft of Client Property - $5,000,000
Forgery or Alteration - $5,000,000
On Premises - $5,000,000
In Transit - $5,000,000
Money Orders or Counterfeit Money - $5,000,000
Computer Fraud - $5,000,000
Computer Program & Data Restoration Expense - $1,000,000
Funds Transfer Fraud - $5,000,000
Personal Accounts Forgery or Alteration - $1,000,000
Identity Fraud Expense - $25,000
Claim Expense - $15,000

SCHEDULE 6.33

CUSTOMERS AND SUPPLIERS

(a)        10 largest customers

(i)	During the Fiscal Year ended December 31, 2016

Customer	2016 Sales	Entity
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

(ii)	During the Fiscal Quarter ended March 31, 2017

Customer	Q1 2017 Sales	Entity
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

(b)        10 largest suppliers

(i)	During the Fiscal Year ended December 31, 2016

Supplier	Purchases
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

(ii)	During the Fiscal Quarter ended March 31, 2017

Supplier	Purchases
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

SCHEDULE 6.35

ABSENCE OF CERTAIN PRACTICES

None.

SCHEDULE 6.36

INTERNAL CONTROLS

Significant Deficiencies as set forth in March 31, 2017 Audit Committee Report:

(a)       IT General Controls

(b)       Internal Controls over Income Tax Accounting

(c)       Review of Significant Balance Sheet Reconciliation

SCHEDULE 6.37(a)

ACCOUNTS AND NOTES RECEIVABLE

(i) As of April 30, 2017

****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
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****	****
****	****
****	****
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****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
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****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

SCHEDULE 6.37(b)

ACCOUNTS AND NOTES PAYABLE

As of April 30, 2017

****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

SCHEDULE 8.6

MINIMUM INSURANCE

Coverage Description	Limits

Property	Blanket Business Personal Property - $12,725,412 BI & Extra Expense - $25,250,000 Earthquake - $5,000,000 Flood - $5,000,000 Havana, FL Scheduled BPP - $250,000 Havana, FL Scheduled BI - $732,236
General Liability

Each Occurrence - $1,000,000
Personal & Advertising Injury - $1,000,000
Medical Expense (Any one person) - $10,000
Damage to Premises Rented to You - $1,000,000
Products/Completed Ops - $3,000,000
General Aggregate - $3,000,000

Employee Benefits Liability
Each Employee - $1,000,000
All Claims Aggregate - $3,000,000

International Contingent Auto/Employers Liability	Contingent Auto Liability - $1,000,000
Hired Car PD - $50,000

Contingent Employers Liability
Bodily Injury by Accident - $1,000,000
Bodily Injury by Disease (Policy Limit) - $1,000,000
Bodily Injury by Disease (each employee) - $1,000,000
Umbrella	Each Occurrence/Aggregate - $15,000,000

Auto	Liability - $1,000,000 CSL - Symbols 8,9 Physical Damage- Actual Cash Value - Symbol 8
Workers Comp/ Employers Liability	WC Limits Statutory by State
Employers Liability Limits
Bodily Injury by Accident - $1,000,000
Bodily Injury by Disease (Policy Limit) - $1,000,000
Bodily Injury by Disease (each employee) - $1,000,000
1st XS Liability	Each Occurrence/Aggregate - $25M xs $15M
Cargo Policy	Any One Vessel - $1,000,000
Any One Vessel (On Deck) - $100,000
Any One Aircraft - $1,000,000
Any One Package Shipped by Registered Mail/Parcel - $5,000

Domestic Transit - Any One Conveyance or at Any One Place/Time $1,5000,000
E&O/Cyber	Liability Coverages
Tech E&O Liability - $10,000,000
Media  Liability - $10,000,000
Network Security Liability - $10,000,000
Privacy Liability - $10,000,000
Privacy Regulation Proceeding - $10,000,000
Privacy Regulation Fines - $10,000,000

Reimbursement Coverages
Privacy Event Expense - $10,000,000
Extortion Demand - $10,000,000
Privacy Regulation Investigation - $10,000,000
1st Party BI & Extra Expense - $10,000,000
Primary D&O	Limit of Liability - $10,000,000
1st XS D&O	D&O - $10MM xs $10MM

2nd XS D&O Side A	D&O-Side A $5MM xs 20MM
Employment Practices Liability	Limit of Liability - $3,000,000
Fiduciary Liability	Limit of Liability - $1,000,000
Crime	Employee Theft - $5,000,000
ERISA Fidelity - $5,000,000
Employee Theft of Client Property - $5,000,000
Forgery or Alteration - $5,000,000
On Premises - $5,000,000
In Transit - $5,000,000
Money Orders or Counterfeit Money - $5,000,000
Computer Fraud - $5,000,000
Computer Program & Data Restoration Expense - $1,000,000
Funds Transfer Fraud - $5,000,000
Personal Accounts Forgery or Alteration - $1,000,000
Identity Fraud Expense - $25,000
Claim Expense - $15,000

SCHEDULE 9.2

EXISTING INDEBTEDNESS

The Cisco Lease

The Subordinated Note

The Sprint LOC

SCHEDULE 9.5

EXISTING INVESTMENTS

The investments in the direct and indirect Subsidiaries of the Company described on Schedule 6.17.

SCHEDULE 9.6

EXISTING LIENS

Under the terms of the Cisco Lease, Cisco Systems Capital Corporation has a first priority security interest in certain equipment purchased under the Cisco Lease.

Liens on the money market accounts with Silicon Valley Bank with account numbers ending in -8509 and -8513 which have been pledged as cash collateral to Silicon Valley Bank to secure the Sprint LOC.

The liens listed on Schedule 6.11, of which the Company is diligently pursuing the release by the applicable taxing authorities.

Schedule 9.20(e)

MINIMUM MONTHLY RECURRING REVENUE

For the purposes of testing the trailing three-month Monthly Recurring Revenue, the three-month actual results will be calculated as the average of the test month plus the two previous months’ actual results. For example, for the test period ending June 30, 2017, actual Monthly Recurring Revenue shall be calculated as the average of the actual results of the months ending June 30, 2017, May 31, 2017 and April 30, 2017. To be in compliance with the minimum Monthly Recurring Revenue covenant set forth in Section 9.20(e)(i), the three-month trailing actual Monthly Recurring Revenue shall be greater than the amount set forth in the table below.

Month Ending	Monthly Recurring Revenue, 3 month trailing average no less than
June 30, 2017	$3,660,000
July 31, 2017	$3,666,000
August 31, 2017	$3,687,000
September 30, 2017	$3,760,000
October 31, 2017	$3,793,000
November 30, 2017	$3,820,000
December 31, 2017	$3,785,000
January 31, 2018	$3,808,000
February 28, 2018	$3,830,000
March 31, 2018	$3,814,000
April 30, 2018	$3,832,000
May 31, 2018	$3,849,000
June 30, 2018	$3,867,000
July 31, 2018	$3,884,000
August 31, 2018	$3,901,000
September 30, 2018	$3,919,000
October 31, 2018	$3,936,000
November 30, 2018	$3,954,000
December 31, 2018	$3,971,000
January 31, 2019	$3,988,000
February 28, 2019	$4,003,000
March 31, 2019	$4,016,000
April 30, 2019	$4,029,000
May 31, 2019	$4,042,000
June 30, 2019	$4,055,000
July 31, 2019	$4,068,000
August 31, 2019	$4,081,000
September 30, 2019	$4,094,000
October 31, 2019	$4,106,000
November 30, 2019	$4,119,000
December 31, 2019	$4,132,000
January 31, 2020	$4,117,000
February 29, 2020	$4,104,000
March 31, 2020	$4,079,000
April 30, 2020	$4,098,000
May 31, 2020	$4,116,000
June 30, 2020	$4,135,000
July 31, 2020	$4,153,000
August 31, 2020	$4,171,000
September 30, 2020	$4,189,000
October 31, 2020	$4,207,000
November 30, 2020	$4,225,000
December 31, 2020	$4,243,000
January 31, 2021	$4,261,000
February 28, 2021	$4,278,000
March 31, 2021	$4,296,000

SCHEDULE 9.24

NEGATIVE PLEDGES

See Schedule 9.6

SCHEDULE 9.25

ACCOUNTS PAYABLE

****

****

****

****

EXHIBIT A

FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (AS DEFINED IN § 1273(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND U.S. TREASURY REGULATION § 1.1273-1 PROMULGATED THEREUNDER). THE HOLDER HEREOF CAN OBTAIN THE INFORMATION DESCRIBED IN U.S. TREASURY REGULATION § 1.1275-3 BY WRITING TO: NUMEREX CORP., ATTENTION: CHIEF EXECUTIVE OFFICER.]

NUMEREX CORP.

SENIOR SECURED NOTE

DUE March 31, 2021

$[____________]	June [__], 2017

FOR VALUE RECEIVED, the undersigned, NUMEREX CORP., a Pennsylvania corporation (the “Borrower”), hereby promises to pay to [_____________], a [______________] (together with its registered assigns, the “Holder”), the principal sum of [___________] AND NO/100 DOLLARS ($[__________]) on the Maturity Date, except as otherwise set forth herein or in the Note Purchase Agreement (as defined below), and with interest thereon from time to time as provided herein.

1.          Note Purchase Agreement. This Note (this “Note”) is issued by the Borrower, on the date hereof, pursuant to the Note Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Borrower, the Holder, the Collateral Agent, and the other Purchasers now and from time to time party thereto, and is subject to the terms thereof. The Holder is entitled to the benefits of this Note and the Note Purchase Agreement, as the Note Purchase Agreement relates to this Note, and may enforce the agreements of the Borrower contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. This Note is secured by, among other things, one or more Collateral Documents described in the Note Purchase Agreement. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Note Purchase Agreement.

2.          Interest. The Borrower promises to pay interest on the sum of the principal amount of this Note (including any default interest added thereto pursuant to Section 3.1(b) of the Note Purchase Agreement) at the aggregate rate and in the manner and times set forth in the Note Purchase Agreement.

3.          Repayment; Prepayment. The Borrower shall repay the outstanding principal amount of this Note as set forth in the Note Purchase Agreement.

4.          Amendment. Amendments and modifications of this Note may be made only in the manner provided in the Note Purchase Agreement.

5.          Enforcement. The Borrower shall pay all costs of enforcement of this Note to the extent and in the manner set forth in the Note Purchase Agreement.

6.          Remedies Cumulative. No remedy conferred upon the Holder herein or in the Note Purchase Agreement or any other Note Document is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under the Note Purchase Agreement or under any other Note Document or now or hereafter existing at law or in equity or by statute or otherwise.

7.          Transfer. This Note may be transferred or assigned, in whole or in part, by the Holder at any time subject to the limitations set forth in the Note Purchase Agreement and herein. The term “Holder” as used herein shall also include any permitted transferee of this Note. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

8.          Covenants Bind Successors and Assigns. All the covenants, stipulations, promises, and agreements in this Note by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

9.          Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and in the manner set forth in Section 12.2 of the Note Purchase Agreement.

10.        GOVERNING LAW. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

2

11.        Severability. In case any provision in or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdictions, shall not in any way be affected or impaired thereby.

12.        Waivers. All Persons bound by this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive the benefits of all provisions of law for stay or delay or execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment is obtained, executed and issued against any of them and in turn satisfied, and its right, if any, to require the Holder to hold as security for this Note any collateral deposited by any of said persons as security. Demand, presentment, protest, notice of protest, and notice of dishonor are hereby waived by all parties bound hereon.

13.        Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date first written above.

NUMEREX CORP.

By:
Name:
Its:

Signature Page to Senior Secured Note – [_______]

Exhibit C

Form of Compliance Certificate

See attached.

NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

NUMEREX CORP.

SENIOR SECURED NOTE

DUE March 31, 2021

$13,500,000.00	June 7, 2017

FOR VALUE RECEIVED, the undersigned, NUMEREX CORP., a Pennsylvania corporation (the “Borrower”), hereby promises to pay to HCP-FVF, LLC, a Delaware limited liability company (together with its registered assigns, the “Holder”), the principal sum of thirteen million five hundred thousand AND NO/100 DOLLARS ($13,500,000.00) on the Maturity Date, except as otherwise set forth herein or in the Note Purchase Agreement (as defined below), and with interest thereon from time to time as provided herein.

1.          Note Purchase Agreement. This Note (this “Note”) is issued by the Borrower, on the date hereof, pursuant to the Note Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Borrower, the Holder, the Collateral Agent, and the other Purchasers now and from time to time party thereto, and is subject to the terms thereof. The Holder is entitled to the benefits of this Note and the Note Purchase Agreement, as the Note Purchase Agreement relates to this Note, and may enforce the agreements of the Borrower contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. This Note is secured by, among other things, one or more Collateral Documents described in the Note Purchase Agreement. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Note Purchase Agreement.

2.          Interest. The Borrower promises to pay interest on the sum of the principal amount of this Note (including any default interest added thereto pursuant to Section 3.1(b) of the Note Purchase Agreement) at the aggregate rate and in the manner and times set forth in the Note Purchase Agreement.

3.          Repayment; Prepayment. The Borrower shall repay the outstanding principal amount of this Note as set forth in the Note Purchase Agreement.

4.          Amendment. Amendments and modifications of this Note may be made only in the manner provided in the Note Purchase Agreement.

5.          Enforcement. The Borrower shall pay all costs of enforcement of this Note to the extent and in the manner set forth in the Note Purchase Agreement.

6.          Remedies Cumulative. No remedy conferred upon the Holder herein or in the Note Purchase Agreement or any other Note Document is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under the Note Purchase Agreement or under any other Note Document or now or hereafter existing at law or in equity or by statute or otherwise.

7.          Transfer. This Note may be transferred or assigned, in whole or in part, by the Holder at any time subject to the limitations set forth in the Note Purchase Agreement and herein. The term “Holder” as used herein shall also include any permitted transferee of this Note. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

8.          Covenants Bind Successors and Assigns. All the covenants, stipulations, promises, and agreements in this Note by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

9.          Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and in the manner set forth in Section 12.2 of the Note Purchase Agreement.

10.        GOVERNING LAW. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

11.        Severability. In case any provision in or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdictions, shall not in any way be affected or impaired thereby.

12.        Waivers. All Persons bound by this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive the benefits of all provisions of law for stay or delay or execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment is obtained, executed and issued against any of them and in turn satisfied, and its right, if any, to require the Holder to hold as security for this Note any collateral deposited by any of said persons as security. Demand, presentment, protest, notice of protest, and notice of dishonor are hereby waived by all parties bound hereon.

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13.        Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date first written above.

NUMEREX CORP.

By:	/s/ Kenneth L. Gayron
Name: Kenneth Gayron
Its: Interim Chief Executive Officer and Chief Financial Officer

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